Document and Entity Information (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document - Document and Entity Information
Document Type	10-K
Document Period End Date	Dec 31, 2010
Entity Registrant Name	CIGNA Corporation
Entity Central Index Key	0000701221
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Trading Symbol	CI
Entity Common Stock Shares Outstanding		271,234,488
Amendment Flag	false
Entity Current Reporting Status	Yes
Entity Well Known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Public Float			$ 8,481
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Premiums and fees	$ 18,393	$ 16,041	$ 16,253
Net investment income	1,105	1,014	1,063
Mail order pharmacy revenues	1,420	1,282	1,204
Other revenues	260	120	751
Realized investment gains (losses):
Other-than-temporary impairments on fixed maturities, net	(1)	(47)	(213)
Other realized investment gains	76	4	43
Total realized investment gains (losses)	75	(43)	(170)
Total revenues	21,253	18,414	19,101
Benefits and Expenses
Health Care medical claims expense	8,570	6,927	7,252
Other benefit expenses	3,663	3,407	4,285
Mail order pharmacy cost of goods sold	1,169	1,036	961
GMIB fair value (gain) loss	55	(304)	690
Other operating expenses	5,926	5,450	5,531
Total benefits and expenses	19,383	16,516	18,719
Income from Continuing Operations before Income Taxes	1,870	1,898	382
Income taxes:
Current	331	275	313
Deferred	190	319	(221)
Total taxes	521	594	92
Income from Continuing Operations	1,349	1,304	290
Income from discontinued operations, net of taxes	0	(1)	(4)
Net Income	1,349	1,305	294
Less: Net Income Attributable to Noncontrolling Interest	4	3	2
Shareholders' Net Income	$ 1,345	$ 1,302	$ 292
Basic Earnings Per Share:
Shareholders' income from continuing operations	$ 4.93	$ 4.75	$ 1.04
Shareholders' income from discontinued operations	$ 0	$ 0	$ 0.01
Shareholders' net income	$ 4.93	$ 4.75	$ 1.05
Diluted Earnings Per Share:
Shareholders' income from continuing operations	$ 4.89	$ 4.73	$ 1.03
Shareholders' income from discontinued operations	$ 0	$ 0	$ 0.02
Shareholders' net income	$ 4.89	$ 4.73	$ 1.05
Dividends Declared Per Share	$ 0.04	$ 0.04	$ 0.04

Consolidated Statements of Income (Amounts Attributable to CIGNA) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income
Shareholders' income from continuing operations	$ 1,345	$ 1,301	$ 288
Shareholders' income from discontinued operations	0	1	4
Shareholders' Net Income	$ 1,345	$ 1,302	$ 292

Consolidated Balance Sheets (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Investments
Fixed maturities, at fair value (amortized cost, $13,445; $12,580)	$ 14,709,000,000	$ 13,443,000,000
Equity securities, at fair value (cost, $144; $137)	127,000,000	113,000,000
Carrying Value of Commercial Mortgage Loans	3,486,000,000	3,522,000,000
Policy loans	1,581,000,000	1,549,000,000
Real estate	112,000,000	124,000,000
Other long-term investments	759,000,000	595,000,000
Short-term investments	174,000,000	493,000,000
Total investments	20,948,000,000	19,839,000,000
Cash and cash equivalents	1,605,000,000	924,000,000
Accrued investment income	235,000,000	238,000,000
Premiums, accounts and notes receivable, net	1,318,000,000	1,361,000,000
Reinsurance recoverables	6,495,000,000	6,597,000,000
Deferred policy acquisition costs	1,122,000,000	943,000,000
Property and equipment	912,000,000	862,000,000
Deferred income taxes, net	782,000,000	1,029,000,000
Goodwill	3,119,000,000	2,876,000,000
Other assets, including other intangibles	1,238,000,000	1,056,000,000
Separate account assets	7,908,000,000	7,288,000,000
Total assets	45,682,000,000	43,013,000,000
Liabilities
Contractholder deposit funds	8,509,000,000	8,484,000,000
Future policy benefits	8,147,000,000	8,136,000,000
Unpaid claims and claim expenses	4,017,000,000	3,968,000,000
Health Care medical claims payable	1,246,000,000	921,000,000
Unearned premiums and fees	416,000,000	427,000,000
Total insurance and contractholder liabilities	22,335,000,000	21,936,000,000
Accounts payable, accrued expenses and other liabilities	5,936,000,000	5,797,000,000
Short-term debt	552,000,000	104,000,000
Long-term debt	2,288,000,000	2,436,000,000
Nonrecourse obligations	0	23,000,000
Separate account liabilities	7,908,000,000	7,288,000,000
Total liabilities	39,019,000,000	37,584,000,000
Contingencies - Note 24	--	--
Shareholders' Equity
Common stock (par value per share, $0.25; shares issued, 351)	88,000,000	88,000,000
Additional paid-in capital	2,534,000,000	2,514,000,000
Net unrealized appreciation, fixed maturities	529,000,000	378,000,000
Net unrealized appreciation, equity securities	3,000,000	4,000,000
Net unrealized depreciation, derivatives	(24,000,000)	(30,000,000)
Net translation of foreign currencies	25,000,000	(12,000,000)
Postretirement benefits liability adjustment	(1,147,000,000)	(958,000,000)
Accumulated other comprehensive loss	(614,000,000)	(618,000,000)
Retained earnings	9,879,000,000	8,625,000,000
Less treasury stock, at cost	(5,242,000,000)	(5,192,000,000)
Total shareholders' equity	6,645,000,000	5,417,000,000
Noncontrolling interest	18,000,000	12,000,000
Total equity	6,663,000,000	5,429,000,000
Total liabilities and equity	45,682,000,000	43,013,000,000
Shareholders' Equity Per Share	$ 24.44	$ 19.75

Consolidated Balance Sheets (Parentheticals) (USD $) In Millions, except Per Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Fixed maturities, at amortized cost	$ 13,445	$ 12,580
Equity Securities, at cost	$ 144	$ 137
Common stock par value	$ 0.25	$ 0.25
Common stock shares issued	351	351

Consolidated Statments of Comprehensive Income and Changes in Shareholders' Equity (USD $) In Millions	Shareholder Comprehensive Income Loss And Shareholders Equity Member	Common Stock	Additional Paid In Capital [Member]	Accumulated Other Comprehensive Income	Retained Earnings	Treasury Stock	Noncontrolling Interest	Total
Total Comprehensive Income and Total Equity, beginning of period at Dec. 31, 2007		$ 88	$ 2,474	$ 51	$ 7,113	$ (4,978)	$ 6
Additional Paid In Capital, Effects of stock issuance for employee benefit plans			28
Net unrealized appreciation (depreciation), fixed maturities				(287)
Net unrealized appreciation (depreciation), equity securities								0
Net translation of foreign currencies				(121)				(121)
Other comprehensive income (loss)				(1,125)
Shareholders' net income					292			292
Retained Earnings, Effects of stock issuance for employee benefit plans					(20)
Retained Earnings, Implementation effect of updated guidance on other than temporary impairments								0
Common dividends declared (per share: $0.04; $0.04)					(11)
Repurchase of common stock						(378)
Other, primarily issuance of treasury stock for employee benefit plans						58
Net income attributable to noncontrolling interest							2	2
Accumulated other comprehensive income attributable to noncontrolling interest							(2)
Total Comprehensive Income and Total Equity, end of period at Dec. 31, 2008	3,592	88	2,502	(1,074)	7,374	(5,298)	6	3,598
Additional Paid In Capital, Effects of stock issuance for employee benefit plans			12
Net unrealized appreciation (depreciation), fixed maturities				543
Net unrealized appreciation (depreciation), equity securities				(3)
Net unrealized appreciation (depreciation) on securities				540				522
Net unrealized appreciation (depreciation), derivatives				(17)				(17)
Net translation of foreign currencies				48				48
Postretirement benefit liability adjustment				(97)				(97)
Other comprehensive income (loss)				474
Shareholders' net income					1,302			1,302
Retained Earnings, Effects of stock issuance for employee benefit plans					(58)
Retained Earnings, Implementation effect of updated guidance on other than temporary impairments								18
Common dividends declared (per share: $0.04; $0.04)					(11)
Repurchase of common stock						0
Other, primarily issuance of treasury stock for employee benefit plans						106
Net income attributable to noncontrolling interest							3	3
Accumulated other comprehensive income attributable to noncontrolling interest							3
Total Comprehensive Income and Total Equity, end of period at Dec. 31, 2009	5,417	88	2,514	(618)	8,625	(5,192)	12	5,429
Additional Paid In Capital, Effects of stock issuance for employee benefit plans			20
Net unrealized appreciation (depreciation), fixed maturities				151
Net unrealized appreciation (depreciation), equity securities				(1)
Net unrealized appreciation (depreciation) on securities				150				150
Net unrealized appreciation (depreciation), derivatives				6				6
Net translation of foreign currencies				37				37
Postretirement benefit liability adjustment				(189)				(189)
Other comprehensive income (loss)				4
Shareholders' net income					1,345			1,345
Retained Earnings, Effects of stock issuance for employee benefit plans					(80)
Retained Earnings, Implementation effect of updated guidance on other than temporary impairments								0
Common dividends declared (per share: $0.04; $0.04)					(11)
Repurchase of common stock						(201)
Other, primarily issuance of treasury stock for employee benefit plans						151
Net income attributable to noncontrolling interest							4	4
Accumulated other comprehensive income attributable to noncontrolling interest							2
Total Comprehensive Income and Total Equity, end of period at Dec. 31, 2010	$ 6,645		$ 2,534	$ (614)	$ 9,879	$ (5,242)	$ 18	$ 6,663

Consolidated Statements of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Comprehensive Income [Line Items]
Implementation effect of updated guidance on other-than-temporary impariments after-tax	$ 0	$ (18)	$ 0
Net unrealized appreciation (depreciation) on securities	150	522	(287)
Net unrealized appreciation (depreciation), derivatives	6	(17)	6
Net translation of foreign currencies	37	48	(121)
Postretirement benefits liability adjustment	(189)	(97)	(723)
Shareholders' net income	1,345	1,302	292
Net income attributable to noncontrolling interest	$ 4	$ 3	$ 2

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net Income	$ 1,349	$ 1,305	$ 294
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	292	268	244
Realized investment (gains) losses	(75)	43	170
Deferred income taxes	190	319	(221)
Gains on sale of businesses (excluding discontinued operations)	(13)	(32)	(38)
Income from discontinued operations, net of taxes	0	(1)	(4)
Net changes in assets and liabilities, net of non-operating effects:
Premiums, accounts and notes receivable	62	49	219
Reinsurance recoverables	37	30	63
Deferred policy acquisition costs	(156)	(109)	(74)
Other assets	(3)	452	(860)
Insurance liabilities	325	(357)	485
Accounts payable, accrued expenses and other liabilities	(272)	(1,321)	1,466
Current income taxes	2	55	(72)
Other, net	5	44	(16)
Net cash provided by operating activities	1,743	745	1,656
Proceeds from investments sold:
Fixed maturities	822	927	1,459
Equity securities	4	22	6
Commercial mortgage loans	63	61	48
Other (primarily short-term and other long-term investments)	1,102	910	492
Investment maturities and repayments:
Fixed maturities	1,084	1,100	872
Commercial mortgage	70	94	98
Investments purchased:
Fixed maturities	(2,587)	(2,916)	(2,681)
Equity securities	(12)	(14)	(18)
Commercial mortgage loans	(239)	(175)	(488)
Other (primarily short-term and other long-term investments)	(810)	(1,187)	(776)
Property and equipment purchases	(300)	(307)	(257)
Acquisitions, net of cash acquired	(344)	0	(1,319)
Other (primarily dispositions)	(195)	0	(8)
Net cash used in investing activities	(1,342)	(1,485)	(2,572)
Cash Flows from Financing Activities
Deposits and interest credited to contractholder deposit funds	1,295	1,312	1,305
Withdrawals and benefit payments from contractholder deposit funds	(1,205)	(1,223)	(1,214)
Change in cash overdraft position	59	53	(17)
Net change in short-term debt, primarily commercial paper	0	(199)	298
Issuance of long-term debt	543	346	297
Repayment of long-term debt	(270)	(1)	0
Repurchase of common stock	(201)	0	(378)
Issuance of common stock	64	30	37
Common dividends paid	(11)	(11)	(14)
Net cash provided by financing activities	274	307	314
Effect of foreign currency rate changes on cash and cash equivalents	6	15	(26)
Net increase (decrease) in cash and cash equivalents	681	(418)	(628)
Cash and cash equivalents, January 1,	924	1,342	1,970
Cash and cash equivalents, September 30,	1,605	924	1,342
Supplemental Disclosure of Cash Information:
Income taxes paid, net of refunds	(326)	(220)	(366)
Interest paid	$ (180)	$ (158)	$ (140)

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 2 — Summary of Significant Accounting Policies

A.       Basis of Presentation

The Consolidated Financial Statements include the accounts of CIGNA Corporation and its significant subsidiaries. Intercompany transactions and accounts have been eliminated in consolidation.

These Consolidated Financial Statements were prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Amounts recorded in the Consolidated Financial Statements necessarily reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates. The impact of a change in estimate is generally included in earnings in the period of adjustment.

In preparing these Consolidated Financial Statements, the Company has evaluated events that occurred between the balance sheet date and February 25, 2011 and determined there were no other items to disclose.

Certain reclassifications have been made to prior period amounts to conform to the current presentation. In addition, certain amounts have been restated as a result of the adoption of new accounting pronouncements.

Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions
Acquisitions

Note 3 — Acquisitions and Dispositions

The Company may from time to time acquire or dispose of assets, subsidiaries or lines of business.  Significant transactions are described below.

  Reinsurance of Run-off Workers' Compensation and Personal Accident Business

On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring administration of this business to the reinsurer. Under the reinsurance agreement, CIGNA is indemnified for liabilities with respect to its workers' compensation and personal accident reinsurance business to the extent that these liabilities do not exceed 190% of the December 31 net reserves. The Company believes that the risk of loss beyond this maximum aggregate is remote. The reinsurance arrangement is secured by assets held in trust. Cash consideration paid to the reinsurer was  $190 million. The net effect of this transaction was an after-tax loss of  $20 million ( $31 million pre-tax), primarily reported in other operating expenses in the Run-off Reinsurance segment.

  Sale of Workers' Compensation and Case Management Business

On December 1, 2010 the Company completed the sale of its workers' compensation and case management business to GENEX Holdings, Inc. The Company recognized an after-tax gain on sale of  $11 million ( $18 million pre-tax) which was reported in other revenues in the Disability and Life segment. Proceeds of the sale were received in preferred stock of GENEX Holdings, Inc., resulting in the Company becoming a minority shareholder in GENEX Holdings, Inc. This investment is classified in other long-term investments and accounted for using the equity method of accounting.

  Acquisition of Vanbreda International

On August 31, 2010, the Company acquired 100% of the voting stock of Vanbreda International NV (Vanbreda International), based in Antwerp, Belgium for a cash purchase price of  $412 million. Vanbreda International specializes in providing worldwide medical insurance and employee benefits to intergovernmental and non-governmental organizations, including international humanitarian operations, as well as corporate clients. Vanbreda International's strong presence in Europe complements the Company's position in providing expatriate benefits primarily to corporate clients in North America, as well as in Europe and Asia.

In accordance with GAAP, the total purchase price has been allocated to the tangible and intangible net assets acquired based on management's estimates of their fair values. Accordingly, approximately  $210 million was allocated to intangible assets, primarily customer relationships. The weighted average amortization period is 15 years. The condensed balance sheet at the acquisition date was as follows:

(In millions)
Investments	$39
Cash and cash equivalents	73
Premiums, accounts and notes receivable	22
Property and equipment	1
Deferred income taxes	(71)
Goodwill	229
Other assets, including other intangibles	220
Total assets acquired	513

Accounts payable, accrued expenses and other liabilities	101
Total liabilities acquired	101

Net assets acquired	$412

Goodwill is allocated to the International segment. For foreign tax purposes, the acquisition of Vanbreda International is being treated as a stock purchase. Accordingly, goodwill and other intangible assets will not be amortized for foreign tax purposes but may reduce the taxability of earnings repatriated to the U.S. by Vanbreda International.

The results of Vanbreda International are included in the Company's Consolidated Financial Statements from the date of acquisition. The pro forma effect on total revenues and net income assuming the acquisition had occurred as of January 1, 2009 was not material to the Company's total revenues and shareholders' net income for the years ended December 31, 2010 or 2009.

  Great-West Healthcare Acquisition

On April 1, 2008, the Company acquired the Healthcare division of Great-West Life and Annuity, Inc. (“Great-West Healthcare”) through 100% indemnity reinsurance agreements and the acquisition of certain affiliates and other assets and liabilities of Great-West Healthcare. The purchase price of approximately  $1.5 billion consisted of a payment to the seller of approximately  $1.4 billion for the net assets acquired and the assumption of net liabilities under the reinsurance agreement of approximately  $0.1 billion.  Great-West Healthcare primarily sells medical plans on a self-funded basis with stop loss coverage to select and regional employer groups.  Great-West Healthcare's offerings also include the following specialty products:  stop loss, life, disability, medical, dental, vision, prescription drug coverage, and accidental death and dismemberment insurance.  The acquisition, which was accounted for as a purchase, was financed through a combination of cash and the issuance of both short and long-term debt.

In accordance with the FASB's guidance on accounting for business combinations, the Company completed its allocation of the total purchase price to the tangible and intangible net assets acquired based on management's estimates of their fair values. Accordingly, approximately  $290 million was allocated to intangible assets, primarily customer relationships and internal-use software. The weighted average amortization period was 9 years for customer relationships and 6 years for internal-use software. The remainder, net of tangible net assets acquired, was goodwill which approximated  $1.1 billion and was allocated entirely to the Health Care segment. Substantially all of the goodwill is tax deductible and is being amortized over 15 years for federal income tax purposes.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share
Earnings Per Share [Text Block]

Note 4 — Earnings Per Share

Basic and diluted earnings per share were computed as follows:

			Effect of
(Dollars in millions, except per share amounts)		Basic	Dilution	Diluted
2010
Shareholders' income from continuing operations		$1,345	$-	$1,345
Shares	(in thousands):
Weighted average		272,866	-	272,866
Common stock equivalents			2,421	2,421
Total shares		272,866	2,421	275,287
EPS		$4.93	$(0.04)	$4.89
2009
Shareholders' income from continuing operations		$1,301	$-	$1,301
Shares	(in thousands):
Weighted average		274,058	-	274,058
Common stock equivalents			1,299	1,299
Total shares		274,058	1,299	275,357
EPS		$4.75	$(0.02)	$4.73
2008
Shareholders' income from continuing operations		$288	$-	$288
Shares	(in thousands):
Weighted average		277,317	-	277,317
Common stock equivalents			1,526	1,526
Total shares		277,317	1,526	278,843
EPS		$1.04	$(0.01)	$1.03

As described in Note 2, effective in 2009, the Company adopted the FASB's new guidance for determining participating securities which requires the Company's unvested restricted stock awards to be included in weighted average shares instead of being considered a common stock equivalent and restated 2008 EPS.

The following outstanding employee stock options were not included in the computation of diluted earnings per share because their effect would have increased diluted earnings per share (antidilutive) as their exercise price was greater than the average share price of the Company's common stock for the period.

(In millions)	2010	2009	2008
Antidilutive options	6.3	8.8	6.3

Health Care Medical Claims Payable	12 Months Ended
Dec. 31, 2010
Health Care Medical Claims Payable [Abstract]
Health Care Medical Claims Payable

Note 5 — Health Care Medical Claims Payable

Medical claims payable for the Health Care segment reflects estimates of the ultimate cost of claims that have been incurred but not yet reported, those which have been reported but not yet paid (reported claims in process) and other medical expense payable, which primarily comprises accruals for provider incentives and other amounts payable to providers. Incurred but not yet reported comprises the majority of the reserve balance as follows:

(In millions)	2010	2009
Incurred but not yet reported	$1,067	$790
Reported claims in process	164	114
Other medical expense payable	15	17
Medical claims payable	$1,246	$921

Activity in medical claims payable was as follows:

(In millions)	2010	2009	2008
Balance at January 1,	$921	$924	$975
Less: Reinsurance and other amounts recoverable	206	211	258
Balance at January 1, net	715	713	717

Acquired April 1, net	-	-	90

Incurred claims related to:
Current year	8,663	6,970	7,312
Prior years	(93)	(43)	(60)
Total incurred	8,570	6,927	7,252
Paid claims related to:
Current year	7,682	6,278	6,716
Prior years	593	647	630
Total paid	8,275	6,925	7,346
Balance at December 31, net	1,010	715	713
Add: Reinsurance and other amounts recoverable	236	206	211
Balance at December 31,	$1,246	$921	$924

Reinsurance and other amounts recoverable reflect amounts due from reinsurers and policyholders to cover incurred but not reported and pending claims for minimum premium products and certain administrative services only business where the right of offset does not exist. See Note 8 for additional information on reinsurance. For the year ended December 31, 2010, actual experience differed from the Company's key assumptions resulting in favorable incurred claims related to prior years' medical claims payable of  $93 million, or 1.3% of the current year incurred claims as reported for the year ended December 31, 2009. Actual completion factors resulted in a reduction in medical claims payable of  $51 million, or 0.7% of the current year incurred claims as reported for the year ended December 31, 2009 for the insured book of business. Actual medical cost trend resulted in a reduction in medical claims payable of  $42 million, or 0.6% of the current year incurred claims as reported for the year ended December 31, 2009 for the insured book of business.

For the year ended December 31, 2009, actual experience differed from the Company's key assumptions, resulting in favorable incurred claims related to prior years' medical claims payable of  $43 million, or 0.6% of the current year incurred claims as reported for the year ended December 31, 2008. Actual completion factors resulted in a reduction of the medical claims payable of  $21 million, or 0.3% of the current year incurred claims as reported for the year ended December 31, 2008 for the insured book of business. Actual medical cost trend resulted in a reduction of the medical claims payable of  $22 million, or 0.3% of the current year incurred claims as reported for the year ended December 31, 2008 for the insured book of business.

The favorable impact in 2010 is primarily due to lower utilization levels that occurred in late 2009 and the release of the provision for moderately adverse conditions. This provision is a component of the assumptions for both completion factors and medical cost trend, established for claims incurred related to prior years. The release was substantially offset by the provision for moderately adverse conditions established for claims incurred related to the current year. The favorable impact in 2009 was primarily due to the release of the provision for moderately adverse conditions.

The corresponding impact of prior year development was an increase to shareholders' net income of  $26 million after-tax ( $39 million pre-tax) for the year ended December 31, 2010 and was not material to shareholders' net income for the year ended December 31, 2009. The change in the amount of the incurred claims related to prior years in the medical claims payable liability does not directly correspond to an increase or decrease in the Company's shareholders' net income recognized for the following reasons:

First, the Company consistently recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions. As the Company establishes the liability for each incurral year, the Company ensures that its assumptions appropriately consider moderately adverse conditions. When a portion of the development related to the prior year incurred claims is offset by an increase determined appropriate to address moderately adverse conditions for the current year incurred claims, the Company does not consider that offset amount as having any impact on shareholders' net income.

Second, while changes in reserves for the Company's guaranteed cost products do directly affect shareholders' net income, changes in reserves for the Company's retrospectively experience-rated business do not always impact shareholders' net income. For the Company's retrospectively experience-rated business only adjustments to medical claims payable on accounts in deficit affect shareholders' net income. An increase or decrease to medical claims payable on accounts in deficit, in effect, accrues to the Company and directly impacts shareholders' net income. An account is in deficit when the accumulated medical costs and administrative charges, including profit charges, exceed the accumulated premium received. Adjustments to medical claims payable on accounts in surplus accrue directly to the policyholder with no impact on the Company's shareholders' net income. An account is in surplus when the accumulated premium received exceeds the accumulated medical costs and administrative charges, including profit charges.

Cost Reduction	12 Months Ended
Dec. 31, 2010
Cost Reduction [Abstract]
Cost Reduction

Note 6 — Initiatives to Lower Operating Expenses

As part of its strategy, the Company has undertaken several initiatives to realign its organization and consolidate support functions in an effort to increase efficiency and responsiveness to customers and to reduce costs.

During 2008 and 2009, the Company conducted a comprehensive review to reduce the operating expenses of its ongoing businesses (“cost reduction program”). As a result, the Company recognized severance-related and real estate charges in other operating expenses.

Severance charges in 2008 and 2009 resulted from reductions of approximately 2,350 positions in the Company's workforce. Cost reduction activities associated with these charges are substantially complete as of December 31, 2010. In 2010, the Company recorded an incremental pre-tax charge of  $6 million ( $4 million after-tax) to reflect actual severance experience differing from prior assumptions.

Cost reduction activity for 2008, 2009 and 2010 was as follows:

Pre-tax (In millions)	Severance	Real Estate	Total
Fourth Quarter 2008 charge (balance carried to January 1, 2009)	$44	$11	$55
Second Quarter	14	-	14
Third Quarter	10	-	10
Fourth Quarter	20	-	20
Subtotal - 2009 charges	44	-	44
Less: Payments	55	3	58
Balance, December 31, 2009	33	8	41
Add: change in estimate to severance accrual	6	-	6
Less: 2010 Payments
First Quarter	10	1	11
Second Quarter	8	5	13
Third Quarter	7	1	8
Fourth Quarter	5	1	6
Balance, December 31, 2010	$9	$-	$9

The Health Care segment recorded substantially all of the 2010 charge,  $37 million pre-tax ( $24 million after-tax) of the 2009 charges and  $44 million pre-tax ( $27 million after-tax) of the 2008 charge. The remainder of the 2009 and 2008 charges were reported as follows: Disability and Life:  $5 million pre-tax ( $4 million after-tax) in 2009 and  $3 million pre-tax ( $2 million after-tax) in 2008; and International:  $2 million pre-tax ( $1 million after-tax) in 2009 and  $8 million pre-tax ( $6 million after-tax) in 2008. Substantially all severance is expected to be paid by the end of the second quarter of 2011.

Guaranteed Minimum Death Benefit Contracts	12 Months Ended
Dec. 31, 2010
Guaranteed Minimum Death Benefits Disclosure [Abstract]
Guaranteed minimum death benefit contracts

Note 7 ― Guaranteed Minimum Death Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit (“GMDB”), also known as variable annuity death benefits (“VADBe”), under certain variable annuities issued by other insurance companies.  These variable annuities are essentially investments in mutual funds combined with a death benefit.  The Company has equity and other market exposures as a result of this product. In periods of declining equity markets and in periods of flat equity markets following a decline, the Company's liabilities for these guaranteed minimum death benefits increase. Conversely, in periods of rising equity markets, the Company's liabilities for these guaranteed minimum death benefits decrease.

In order to substantially reduce the equity market exposures relating to guaranteed minimum death benefit contracts, the Company operates a dynamic hedge program (“GMDB equity hedge program”), using exchange-traded futures contracts.   The hedge program is designed to offset both positive and negative impacts of changes in equity markets on the GMDB liability. In addition, the Company uses foreign currency futures contracts to reduce the international equity market and foreign currency risks associated with this business. The hedge program involves detailed, daily monitoring of equity market movements and rebalancing the futures contracts within established parameters. While the hedge program is actively managed, it may not exactly offset changes in the GMDB liability due to, among other things, divergence between the performance of the underlying mutual funds and the hedge instruments, high levels of volatility in the equity markets, and differences between actual contractholder behavior and what is assumed. The performance of the underlying mutual funds compared to the hedge instruments is further impacted by a time lag, since the data is not reported and incorporated into the required hedge position on a real time basis. Although this hedge program does not qualify for GAAP hedge accounting, it is an economic hedge because it is designed to reduce and is effective in reducing equity market exposures resulting from this product. The results of the futures contracts are included in other revenue and amounts reflecting corresponding changes in liabilities for these GMDB contracts are included in benefits and expenses. The notional amount of futures contract positions held by the Company at December 31, 2010 was  $0.9 billion. The Company recorded in other revenues pre-tax losses of  $157 million in 2010 and  $282 million in 2009, compared with pre-tax gains of  $333 million in 2008 from these futures contracts.

In 2000, the Company determined that the GMDB reinsurance business was premium deficient because the recorded future policy benefit reserve was less than the expected present value of future claims and expenses less the expected present value of future premiums and investment income using revised assumptions based on actual and expected experience. The Company tests for premium deficiency by reviewing its reserve each quarter using current market conditions and its long-term assumptions. Under premium deficiency accounting, if the recorded reserve is determined insufficient, an increase to the reserve is reflected as a charge to current period income. Consistent with GAAP, the Company does not recognize gains on premium deficient long duration products.

The Company had future policy benefit reserves for GMDB contracts of  $1.1 billion as of December 31, 2010, and  $1.3 billion as of December 31, 2009.  The determination of liabilities for GMDB requires the Company to make critical accounting estimates.  The Company estimates its liabilities for GMDB exposures using a complex internal model run using many scenarios and based on assumptions regarding lapse, future partial surrenders, claim mortality (deaths that result in claims), interest rates (mean investment performance and discount rate) and volatility. Lapse refers to the full surrender of an annuity prior to a contractholder's death. Future partial surrender refers to the fact that most contractholders have the ability to withdraw substantially all of their mutual fund investments while retaining the death benefit coverage in effect at the time of the withdrawal. Mean investment performance for underlying equity mutual funds refers to market rates expected to be earned on the hedging instruments over the life of the GMDB equity hedge program, and for underlying fixed income mutual funds refers to the expected market return over the life of the contracts. Market volatility refers to market fluctuation. These assumptions are based on the Company's experience and future expectations over the long-term period, consistent with the long-term nature of this product. The Company regularly evaluates these assumptions and changes its estimates if actual experience or other evidence suggests that assumptions should be revised.  If actual experience differs from the assumptions (including lapse, future partial surrenders, claim mortality, interest rates and volatility) used in estimating these liabilities, the result could have a material adverse effect on the Company's consolidated results of operations, and in certain situations, could have a material adverse effect on the Company's financial condition.

The following provides information about the Company's reserving methodology and assumptions for GMDB as of December 31, 2010:

  The reserves represent estimates of the present value of net amounts expected to be paid, less the present value of net future premiums.  Included in net amounts expected to be paid is the excess of the guaranteed death benefits over the values of the contractholders' accounts (based on underlying equity and bond mutual fund investments).
  The reserves include an estimate for partial surrenders that essentially lock in the death benefit for a particular policy based on annual election rates that vary from 0 to 15% depending on the net amount at risk for each policy and whether surrender charges apply.
  The assumed mean investment performance for the underlying equity mutual funds considers the Company's GMDB equity hedge program using futures contracts, and is based on the Company's view that short-term interest rates will average 5% over future periods, but considers that current short-term rates are less than 5%.  The mean investment performance assumption for the underlying fixed income mutual funds (bonds and money market) is 5% based on a review of historical returns. The investment performance for underlying equity and fixed income mutual funds is reduced by fund fees ranging from 1 to 3% across all funds.
  The volatility assumption is based on a review of historical monthly returns for each key index (e.g. S&P 500) over a period of at least ten years. Volatility represents the dispersion of historical returns compared to the average historical return (standard deviation) for each index. The assumption is 16% to 26%, varying by equity fund type; 4% to 10%, varying by bond fund type; and 2% for money market funds. These volatility assumptions are used along with the mean investment performance assumption to project future return scenarios.
  The discount rate is 5.75%.
  The claim mortality assumption is 65% to 89% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000. The assumption reflects that for certain contracts, a spousal beneficiary is allowed to elect to continue a contract by becoming its new owner, thereby postponing the death claim rather than receiving the death benefit currently. For certain issuers of these contracts, the claim mortality assumption depends on age, gender, and net amount at risk for the policy.
  The lapse rate assumption is 0% to 24%, depending on contract type, policy duration and the ratio of the net amount at risk to account value.

During 2010, the Company performed its periodic review of assumptions resulting in a charge of  $52 million pre-tax ( $34 million after-tax) to strengthen GMDB reserves. During 2010 current short-term interest rates had declined from the level anticipated at December 31, 2009, leading the Company to increase reserves. Interest rate risk is not covered by the GMDB equity hedge program discussed above. The Company also updated the lapse assumption for policies that have already taken or may take a significant partial withdrawal, which had a lesser reserve impact.

During 2009, the Company reported a charge of  $73 million pre-tax ( $47 million after-tax) to strengthen GMDB reserves. The reserve strengthening primarily reflected an increase in the provision for future partial surrenders due to market declines, adverse volatility-related impacts due to turbulent equity market conditions, and interest rate impacts.

During 2008, the Company recorded additional benefits expenses of  $406 million pre-tax ( $263 million after-tax) to strengthen GMDB reserves following an analysis of experience and reserve assumptions. The amounts were primarily due to adverse impacts of overall market declines of  $210 million pre-tax ( $136 million after-tax), adverse volatility-related impacts due to turbulent equity market conditions totaling  $182 million pre-tax ( $118 million after-tax) and adverse interest rate impacts of  $14 million pre-tax ( $9 million after-tax).

Activity in future policy benefit reserves for these GMDB contracts was as follows:

(In millions)	2010	2009	2008
Balance at January 1,	$1,285	$1,609	$848
Add: Unpaid Claims	36	34	21
Less: Reinsurance and other amounts recoverable	53	83	19
Balance at January 1, net	1,268	1,560	850
Add: Incurred benefits	(20)	(122)	822
Less: Paid benefits	124	170	112
Ending balance, net	1,124	1,268	1,560
Less: Unpaid Claims	37	36	34
Add: Reinsurance and other amounts recoverable	51	53	83
Balance at December 31,	$1,138	$1,285	$1,609

Benefits paid and incurred are net of ceded amounts.  Incurred benefits reflect the (favorable) or unfavorable impact of a rising or falling equity market on the liability, and include the charges discussed above.  Losses or gains have been recorded in other revenues as a result of the GMDB equity hedge program to reduce equity market exposures.

The majority of the Company's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on a contractholder's anniversary date. Under this type of death benefit, the Company is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of a contractholder's death. Other annuity designs that the Company reinsured guarantee that the benefit received at death will be:

  the contractholder's account value as of the last anniversary date (anniversary reset); or
  no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract.

The table below presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death, by type of benefit as of December 31. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders died as of the specified date, and represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments.

(Dollars in millions)	2010	2009
Highest anniversary annuity value
Account value	$13,336	$13,890
Net amount at risk	$4,372	$5,953
Average attained age of contractholders (weighted by exposure)	70	69
Anniversary value reset
Account value	$1,396	$1,403
Net amount at risk	$52	$113
Average attained age of contractholders (weighted by exposure)	63	61
Other
Account value	$1,864	$1,918
Net amount at risk	$755	$914
Average attained age of contractholders (weighted by exposure)	69	68
Total
Account value	$16,596	$17,211
Net amount at risk	$5,179	$6,980
Average attained age of contractholders (weighted by exposure)	70	69
Number of contractholders (approx.)	530,000	590,000

The Company has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. All reinsured GMIB policies also have a GMDB benefit reinsured by the Company. See Note 11 for further information.

Reinsurance	12 Months Ended
Dec. 31, 2010
Reinsurance
Reinsurance

Note 8 ― Reinsurance

The Company's insurance subsidiaries enter into agreements with other insurance companies to assume and cede reinsurance.  Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance is also used in acquisition and disposition transactions where the underwriting company is not being acquired. Reinsurance does not relieve the originating insurer of liability.  The Company regularly evaluates the financial condition of its reinsurers and monitors its concentrations of credit risk.

Retirement benefits business.  The Company had reinsurance recoverables of  $1.7 billion as of December 31, 2010, and December 31, 2009 from Prudential Retirement Insurance and Annuity Company resulting from the 2004 sale of the retirement benefits business, which was primarily in the form of a reinsurance arrangement.  The reinsurance recoverable, which is reduced as the Company's reinsured liabilities are paid or directly assumed by the reinsurer, is secured primarily by fixed maturities equal to or greater than 100% of the reinsured liabilities. These fixed maturities are held in a trust established for the benefit of the Company. As of December 31, 2010, the fair value of trust assets exceeded the reinsurance recoverable.

Individual life and annuity reinsurance. The Company had reinsurance recoverables totaling  $4.3 billion as of December 31, 2010 and  $4.4 billion as of December 31, 2009 from The Lincoln National Life Insurance Company and Lincoln Life & Annuity of New York resulting from the 1998 sale of the Company's individual life insurance and annuity business through indemnity reinsurance arrangements.  At December 31, 2010, the  $3.9 billion reinsurance recoverable from The Lincoln National Life Insurance Company was secured by assets held in a trust established for the benefit of the Company, and was less than the market value of the trust assets. The remaining recoverable from Lincoln Life & Annuity of New York of  $402 million is currently unsecured, however if this reinsurer does not maintain a specified minimum credit or claims paying rating, it is required to fully secure the outstanding balance. As of December 31, 2010 both companies had ratings sufficient to avoid triggering a contractual obligation.

Other Ceded and Assumed Reinsurance

Ceded Reinsurance: Ongoing operations. The Company's insurance subsidiaries have reinsurance recoverables from various reinsurance arrangements in the ordinary course of business for its Health Care, Disability and Life, and International segments as well as the corporate-owned life insurance business. Reinsurance recoverables of  $282 million as of December 31, 2010 are expected to be collected from more than 70 reinsurers.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2010, the Company's recoverables related to these segments were net of a reserve of  $9 million.

Assumed and Ceded reinsurance: Run-off Reinsurance segment. The Company's Run-off Reinsurance operations assumed risks related to GMDB contracts, GMIB contracts, workers' compensation, and personal accident business.  The Company's Run-off Reinsurance operations also purchased retrocessional coverage to reduce the risk of loss on these contracts.  In December 2010, the Company entered into reinsurance arrangements to transfer the remaining liabilities and administration of the workers' compensation and personal accident businesses to a subsidiary of Enstar Group Limited. Under this arrangement, the new reinsurer also assumes the future risk of collection from prior reinsurers. See Note 3 for further details regarding this arrangement.

Liabilities related to GMDB, workers' compensation and personal accident are included in future policy benefits and unpaid claims. Because the GMIB contracts are treated as derivatives under GAAP, the asset related to GMIB is recorded in the Other assets, including other intangibles caption and the liability related to GMIB is recorded in Accounts payable, accrued expenses, and other liabilities on the Company's Consolidated Balance Sheets (see Notes 11 and 24 for additional discussion of the GMIB assets and liabilities).

The reinsurance recoverables for GMDB, workers' compensation, and personal accident total  $261 million as of December 31, 2010. Of this amount, approximately 77% are secured by assets in trust or letters of credit.

The Company reviews its reinsurance arrangements and establishes reserves against the recoverables in the event that recovery is not considered probable. As of December 31, 2010, the Company's recoverables related to this segment were net of a reserve of  $1 million.

The Company's payment obligations for underlying reinsurance exposures assumed by the Company under these contracts are based on the ceding companies' claim payments. For GMDB, claim payments vary because of changes in equity markets and interest rates, as well as mortality and contractholder behavior. Any of these claim payments can extend many years into the future, and the amount of the ceding companies' ultimate claims, and therefore the amount of the Company's ultimate payment obligations and corresponding ultimate collection from retrocessionaires, may not be known with certainty for some time.

Summary. The Company's reserves for underlying reinsurance exposures assumed by the Company, as well as for amounts recoverable from reinsurers/retrocessionaires for both ongoing operations and the run-off reinsurance operation, are considered appropriate as of December 31, 2010, based on current information.  However, it is possible that future developments could have a material adverse effect on the Company's consolidated results of operations and, in certain situations, such as if actual experience differs from the assumptions used in estimating reserves for GMDB, could have a material adverse effect on the Company's financial condition. The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

In the Company's Consolidated Income Statements, Premiums and fees were presented net of ceded premiums, and Total benefits and expenses were presented net of reinsurance recoveries, in the following amounts:

(In millions)	2010	2009	2008
Premiums and Fees
Short-duration contracts:
Direct	$16,611	$13,886	$13,969
Assumed	496	1,076	1,221
Ceded	(187)	(192)	(242)
	16,920	14,770	14,948
Long-duration contracts:
Direct	1,687	1,499	1,521
Assumed	36	33	53
Ceded:
Individual life insurance and annuity business sold	(195)	(209)	(220)
Other	(55)	(52)	(49)
	1,473	1,271	1,305
Total	$18,393	$16,041	$16,253
Reinsurance recoveries
Individual life insurance and annuity business sold	$321	$322	$368
Other	156	178	282
Total	$477	$500	$650

The decrease in assumed premiums in 2010 primarily reflects the effect of the Company's exit from two large, non-strategic assumed government life insurance programs as well as the transfer of policies assumed in the acquisition of Great-West Healthcare directly to one of the Company's insurance subsidiaries in 2010. The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fee amounts shown in the above table.

Goodwill, Other Intangibles, and Property and Equipment	12 Months Ended
Dec. 31, 2010
Goodwill Other Intangibles Property And Equipment Abstract
Goodwill And Intangible Assets Property Plant And Equipment Disclosure Text Block

Note 9 ― Goodwill, Other Intangibles, and Property and Equipment

Goodwill primarily relates to the Health Care segment ( $2.9 billion) and, to a lesser extent, the International segment ( $240 million) and increased by approximately  $230 million during 2010 as a result of the acquisition of Vanbreda International and foreign currency translation after the acquisition. The fair value of the Company's reporting units is substantially in excess of their carrying value therefore the risk for future impairment is unlikely.

Other intangible assets were comprised of the following at December 31:

				Weighted Average
		Accumulated	Net Carrying	Amortization
(Dollars in millions)	Cost	Amortization	Value	Period (Years)

2010
Customer relationships	$587	$277	$310	12
Other	70	22	48	14
Total reported in other assets, including other intangibles	657	299	358
Internal-use software reported in property and equipment	1,379	875	504	5
Total other intangible assets	$2,036	$1,174	$862

2009
Customer relationships	$386	$254	$132	9
Other	46	12	34	10
Total reported in other assets, including other intangibles	432	266	166
Internal-use software reported in property and equipment	1,168	692	476	4
Total other intangible assets	$1,600	$958	$642

The increase in intangible assets in 2010 primarily relates to the acquisition of Vanbreda International.

Property and equipment was comprised of the following as of December 31:

		Accumulated	Net Carrying
(Dollars in millions)	Cost	Amortization	Value

2010
Internal-use software	$1,379	$875	$504
Other property and equipment	1,190	782	408
Total property and equipment	$2,569	$1,657	$912

2009
Internal-use software	$1,168	$692	$476
Other property and equipment	1,194	808	386
Total property and equipment	$2,362	$1,500	$862

Depreciation and amortization was comprised of the following for the years ended December 31:

(Dollars in millions)	2010	2009	2008
Internal-use software	$161	$147	$143
Other property and equipment	99	91	76
Depreciation and amortization of property and equipment	260	238	219
Other intangibles	32	30	25
Total depreciation and amortization	$292	$268	$244

The Company estimates annual pre-tax amortization for intangible assets, including internal-use software, over the next five calendar years to be as follows:  $214 million in 2011,  $179 million in 2012,  $139 million in 2013,  $84 million in 2014, and  $53 million in 2015.

Pension and Other Postretirement Benefit Plans	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pension and Other Postretirement Benefit Plans
Pension and Other Postretirement Benefit Plans [Text Block]

Note 10 — Pension and Other Postretirement Benefit Plans

  Pension and Other Postretirement Benefit Plans

The Company and certain of its subsidiaries provide pension, health care and life insurance defined benefits to eligible retired employees, spouses and other eligible dependents through various domestic and foreign plans. The effect of its foreign pension and other post retirement benefit plans is immaterial to the Company's results of operations, liquidity and financial position. Effective July 1, 2009, the Company froze its primary domestic defined benefit pension plans. A curtailment of benefits occurred as a result of this action since it eliminated the accrual of benefits for the future service of active employees enrolled in these domestic pension plans. Accordingly, the Company recognized a pre-tax curtailment gain of  $46 million ( $30 million after-tax) in 2009.

The Company measures the assets and liabilities of its domestic pension and other postretirement benefit plans as of December 31. The following table summarizes the projected benefit obligations and assets related to the Company's domestic and international pension and other postretirement benefit plans as of, and for the year ended, December 31:

	Pension		Other Postretirement
	Benefits		Benefits
(In millions)	2010	2009	2010	2009
Change in benefit obligation
Benefit obligation, January 1	$4,363	$4,101	$419	$376
Service cost	2	43	1	1
Interest cost	240	250	22	24
Loss from past experience	379	255	36	59
Benefits paid from plan assets	(258)	(247)	(2)	(4)
Benefits paid - other	(35)	(30)	(32)	(37)
Translation of foreign currencies	-	1	-	-
Amendments	-	5	-	-
Curtailment	-	(15)	-	-
Benefit obligation, December 31	4,691	4,363	444	419
Change in plan assets
Fair value of plan assets, January 1	2,850	2,248	24	24
Actual return on plan assets	357	436	1	2
Benefits paid	(258)	(247)	(2)	(2)
Translation of foreign currencies	-	1	-	-
Contributions	214	412	-	-
Fair value of plan assets, December 31	3,163	2,850	23	24
Funded Status	$(1,528)	$(1,513)	$(421)	$(395)

The postretirement benefits liability adjustment included in accumulated other comprehensive loss consisted of the following as of December 31:

	Pension		Other
	Benefits		Postretirement Benefits
(In millions)	2010	2009	2010	2009
Unrecognized net gain (loss)	$(1,805)	$(1,558)	$(14)	$22
Unrecognized prior service cost	(5)	(5)	51	69
Postretirement benefits liability adjustment	$(1,810)	$(1,563)	$37	$91

During 2010, the Company's postretirement benefits liability adjustment increased by  $301 million pre-tax ( $189 million after-tax) resulting in a decrease to shareholders' equity. The increase in the liability was primarily due to a decrease in the discount rate, and an update to the mortality assumption to provide for mortality improvement, partially offset by 2010 investment returns in excess of expectations. As a result of the adoption of the Patient Protection and Affordable Care Act (“Health Care Reform”) in 2010, the Company has decided to discontinue its Medicare Advantage Private Fee for Service benefits for certain retirees effective in 2011. As a result, the postretirement benefits liability adjustment increased by  $8 million after-tax at December 31, 2010. Although the adoption of Health Care Reform affects other aspects of the Company's postretirement medical plan, their effects were not material to the Company's results of operations or liquidity.

Pension benefits. The Company's pension plans were underfunded by  $1.5 billion in 2010 and 2009 and had related accumulated benefit obligations of  $4.7 billion as of December 31, 2010 and  $4.3 billion as of December 31, 2009.

The Company funds its qualified pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 and the Pension Protection Act of 2006. For 2011, the Company expects to make minimum required and voluntary contributions totaling approximately  $250 million. Future years' contributions will ultimately be based on a wide range of factors including but not limited to asset returns, discount rates, and funding targets.

Components of net pension cost for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Service cost	$2	$43	$74
Interest cost	240	250	242
Expected long-term return on plan assets	(253)	(239)	(234)
Amortization of:
Net loss from past experience	28	34	57
Prior service cost	-	(4)	(11)
Curtailment	-	(46)	-
Net pension cost	$17	$38	$128

The Company expects to recognize pre-tax losses of  $38 million in 2011 from amortization of past experience. This estimate is based on a weighted average amortization period for the frozen and inactive plans of approximately 30 years, as this period is now based on the average expected remaining life of plan participants.

Other postretirement benefits. Unfunded retiree health benefit plans had accumulated benefit obligations of  $296 million at December 31, 2010, and  $268 million at December 31, 2009. Retiree life insurance plans had accumulated benefit obligations of  $148 million as of December 31, 2010 and  $150 million as of December 31, 2009.

Components of net other postretirement benefit cost for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Service cost	$1	$1	$1
Interest cost	22	24	24
Expected long-term return on plan assets	(1)	(1)	(1)
Amortization of:
Net gain from past experience	-	(5)	(8)
Prior service cost	(18)	(18)	(17)
Net other postretirement benefit cost	$4	$1	$(1)

The Company expects to recognize in 2011 pre-tax gains of  $16 million related to amortization of prior service cost and no pre-tax losses from amortization of past experience. The original amortization period is based on an average remaining service period of active employees associated with the other postretirement benefit plans of approximately 9 years. The weighted average remaining amortization period for prior service cost is approximately 3 years.

The estimated rate of future increases in the per capita cost of health care benefits is 8.5% in 2011, decreasing by 0.50% per year to 5% in 2018 and beyond. This estimate reflects the Company's current claim experience and management's estimate that rates of growth will decline in the future. A 1% increase or decrease in the estimated rate would change 2010 reported amounts as follows:

(In millions)	Increase	Decrease
Effect on total service and interest cost	$1	$1
Effect on postretirement benefit obligation	$14	$13

Plan assets. The target investment allocation percentages (57% equity securities, 20% fixed income, 8% real estate and 15% other) are developed by management as guidelines, although the fair values of each asset category are expected to vary as a result of changes in market conditions. The pension plan asset portfolio has been most heavily weighted towards equity securities, consisting of domestic and international investments, in an effort to earn a higher rate of return on pension plan investments over the long-term payout period of the pension benefit obligations. The diversification of the pension plan assets into other investments is intended to mitigate the volatility in returns, while also providing adequate liquidity to fund benefit distributions.

As of December 31, 2010, pension plan assets included  $2.8 billion invested in the separate accounts of Connecticut General Life Insurance Company (“CGLIC”) and Life Insurance Company of North America, which are subsidiaries of the Company, as well as an additional  $0.4 billion invested directly in funds offered by the buyer of the retirement benefits business.

The fair values of plan assets by category and by hierarchy as defined by GAAP are as follows. See Note 11 for a definition of the levels within the fair value hierarchy.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$8	$-	$8
Corporate	-	158	24	182
Mortgage and other asset-backed	-	4	-	4
Fund investments and pooled separate accounts (1)	-	372	2	374
Total fixed maturities	-	542	26	568
Equity securities:
Domestic	1,445	-	20	1,465
International, including funds and pooled separate accounts (1)	208	218	-	426
Total equity securities	1,653	218	20	1,891
Real estate, including pooled separate accounts (1)	-	-	240	240
Securities partnerships	-	-	347	347
Guaranteed deposit account contract	-	-	24	24
Cash equivalents	-	93	-	93
Total plan assets at fair value	$1,653	$853	$657	$3,163

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$6	$-	$6
Corporate	-	114	26	140
Mortgage and other asset-backed	-	22	-	22
Fund investments and pooled separate accounts (1)	-	300	118	418
Total fixed maturities	-	442	144	586
Equity securities:
Domestic	1,341	1	23	1,365
International, including funds and pooled separate accounts (1)	171	195	-	366
Total equity securities	1,512	196	23	1,731
Real estate, including pooled separate accounts (1)	-	-	160	160
Securities partnerships	-	-	257	257
Guaranteed deposit account contract	-	-	29	29
Cash equivalents	-	87	-	87
Total plan assets at fair value	$1,512	$725	$613	$2,850

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

Plan assets in Level 1 include exchange-listed equity securities. Level 2 assets primarily include:

  fixed income and international equity funds priced using their daily net asset value which is the exit price; and
  fixed maturities valued using recent trades of similar securities or pricing models as described below.

Because many fixed maturities do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset.

Plan assets classified in Level 3 include securities partnerships and equity real estate generally valued based on the pension plan's ownership share of the equity of the investee including changes in the fair values of its underlying investments. In addition, as of December 31, 2009, investments in pooled separate accounts principally invested in equity real estate and fixed income funds that are priced using the net asset value are classified in Level 3 due to restrictions on withdrawal.

The following table summarizes the changes in pension plan assets classified in Level 3 for the years ended December 31, 2010 and December 31, 2009. Actual return on plan assets in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(In millions)	Fixed Maturities	Equity Securities	Mortgage Loans & Real Estate	Securities Partnerships	Guaranteed Deposit Account Contract	Total
Balance at January 1, 2010	$144	$23	$160	$257	$29	$613
Actual return on plan assets:
Assets still held at the reporting date	(14)	(1)	16	53	2	56
Assets sold during the period	14	-	-	-	-	14
Total actual return on plan assets	-	(1)	16	53	2	70
Purchases, sales, settlements, net	(121)	2	64	37	(7)	(25)
Transfers into Level 3	6	-	-	-	-	6
Transfers out of Level 3	(3)	(4)	-	-	-	(7)
Balance at December 31, 2010	$26	$20	$240	$347	$24	$657

The assets related to other postretirement benefit plans are invested in deposit funds with interest credited based on fixed income investments in the general account of CGLIC. As there are significant unobservable inputs used in determining the fair value of these assets, they are classified as Level 3. During 2010, these assets earned a return of  $1 million, offset by a net withdrawal from the fund of  $2 million, while during 2009, they earned a return of  $2 million, offset by a net withdrawal of  $2 million.

Assumptions for pension and other postretirement benefit plans. Management determined the present value of the projected benefit obligation and the accumulated other postretirement benefit obligation and related benefit costs based on the following weighted average assumptions as of and for the years ended December 31:

	2010	2009
Discount rate:
Pension benefit obligation	5.00%	5.50%
Other postretirement benefit obligation	4.75%	5.25%
Pension benefit cost	5.50%	6.25%
Other postretirement benefit cost	5.25%	6.25%
Expected long-term return on plan assets:
Pension benefit cost	8.00%	8.00%
Other postretirement benefit cost	5.00%	5.00%
Expected rate of compensation increase:
Projected pension benefit obligation	-	3.50%
Pension benefit cost	-	3.50%
Other postretirement benefit obligation	3.00%	3.00%
Other postretirement benefit cost	3.00%	3.00%

Discount rates are set by applying actual annualized yields at various durations from the Citigroup Pension Liability curve, without adjustment, to the expected cash flows of the postretirement benefits liabilities. The Company believes that the Citigroup Pension Liability curve is the most representative curve to use because it is derived from a broad array of bonds in various industries throughout the domestic market for high quality bonds. Further, Citigroup monitors the bond portfolio to ensure that only high quality issues are included. Accordingly, the Company does not believe that any adjustment is required to the Citigroup curve.

Expected long-term rates of return on plan assets were developed considering actual long-term historical returns, expected long-term market conditions, plan asset mix and management's investment strategy, which includes a significant allocation of domestic and foreign equity securities. Expected long-term market conditions take into consideration certain key macroeconomic trends including expected domestic and foreign GDP growth, employment levels and inflation. Based on the Company's current outlook, the expected return assumption is considered reasonable. Actual and target investment allocations are very similar at December 31, 2010.

To measure pension costs, the Company uses a market-related asset valuation for domestic pension plan assets invested in non-fixed income investments. The market-related value of pension assets recognizes the difference between actual and expected long-term returns in the portfolio over 5 years, a method that reduces the short-term impact of market fluctuations. At December 31, 2010, the market-related asset value was approximately  $3.4 billion compared with a market value of approximately  $3.2 billion.

Benefit payments. The following benefit payments, including expected future services, are expected to be paid in:

		Other Postretirement
		Benefits
	Pension		Net of Medicare
(In millions)	Benefits	Gross	Part D Subsidy
2011	$507	$45	$41
2012	$342	$42	$40
2013	$328	$42	$40
2014	$332	$41	$39
2015	$321	$40	$38
2016-2020	$1,579	$179	$172

B.       401(k) Plans

The Company sponsors a 401(k) plan in which the Company matches a portion of employees' pre-tax contributions. Another 401(k) plan with an employer match was frozen in 1999. Participants in the active plan may invest in a fund that invests in the Company's common stock, several diversified stock funds, a bond fund and a fixed-income fund. In conjunction with the action to freeze the domestic defined benefit pension plans, effective January 1, 2010, the Company increased its matching contributions to 401(k) plan participants.

The Company may elect to increase its matching contributions if the Company's annual performance meets certain targets. A substantial amount of the Company's matching contributions are invested in the Company's common stock. The Company's expense for these plans was  $69 million for 2010,  $36 million for 2009 and  $34 million for 2008.

(In millions)	Fixed Maturities	Equity Securities	Real Estate	Securities Partnerships	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2009	$31	$14	$208	$264	$32	$549
Actual return on plan assets:
Assets still held at the reporting date	8	-	(104)	(31)	8	(119)
Assets sold during the period	5	-	-	-	-	5
Total actual return on plan assets	13	-	(104)	(31)	8	(114)
Purchases, sales, settlements, net	(75)	9	56	24	(11)	3
Transfers into Level 3	175	-	-	-	-	175
Balance at December 31, 2009	$144	$23	$160	$257	$29	$613

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements
Fair value measurements

Note 11 ― Fair Value Measurements

The Company carries certain financial instruments at fair value in the financial statements including fixed maturities, equity securities, short-term investments and derivatives.  Other financial instruments are measured at fair value under certain conditions, such as when impaired.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date.  A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment by the Company which becomes significant with increasingly complex instruments or pricing models.

The Company's financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by GAAP.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement.  For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The Company performs ongoing analyses of prices used to value the Company's invested assets to determine that they represent appropriate estimates of fair value. This process involves quantitative and qualitative analysis including reviews of pricing methodologies, judgments of valuation inputs, the significance of any unobservable inputs, pricing statistics and trends. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates.

Financial Assets and Financial Liabilities Carried at Fair Value

The following tables provide information as of December 31, 2010 and December 31, 2009 about the Company's financial assets and liabilities carried at fair value. Similar disclosures for separate account assets, which are also recorded at fair value on the Company's Consolidated Balance Sheets, are provided separately as gains and losses related to these assets generally accrue directly to policyholders. In addition, Note 10 contains similar disclosures for the Company's pension plan assets.

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$133	$550	$4	$687
State and local government	-	2,467	-	2,467
Foreign government	-	1,152	17	1,169
Corporate	-	9,252	380	9,632
Federal agency mortgage-backed	-	10	-	10
Other mortgage-backed	-	85	3	88
Other asset-backed	-	161	495	656
Total fixed maturities (1)	133	13,677	899	14,709
Equity securities	6	87	34	127
Subtotal	139	13,764	933	14,836
Short-term investments	-	174	-	174
GMIB assets (2)	-	-	480	480
Other derivative assets (3)	-	19	-	19
Total financial assets at fair value, excluding separate accounts	$139	$13,957	$1,413	$15,509
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	32	-	32
Total financial liabilities at fair value	$-	$32	$903	$935

(1) Fixed maturities include $443 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $74 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts. The assets are net of a liability of $15 million for the future cost of reinsurance.

(3) Other derivative assets include $16 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $3 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 13 for additional information.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$43	$527	$1	$571
State and local government	-	2,521	-	2,521
Foreign government	-	1,056	14	1,070
Corporate	-	8,241	344	8,585
Federal agency mortgage-backed	-	34	-	34
Other mortgage-backed	-	114	7	121
Other asset-backed	-	92	449	541
Total fixed maturities (1)	43	12,585	815	13,443
Equity securities	2	81	30	113
Subtotal	45	12,666	845	13,556
Short-term investments	-	493	-	493
GMIB assets (2)	-	-	482	482
Other derivative assets (3)	-	16	-	16
Total financial assets at fair value, excluding separate accounts	$45	$13,175	$1,327	$14,547
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	30	-	30
Total financial liabilities at fair value	$-	$30	$903	$933

(1) Fixed maturities include $274 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $38 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts. The assets are net of a liability of $15 million for the future cost of reinsurance.

(3) Other derivative assets include $12 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $4 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 13 for additional information.

Level 1 Financial Assets

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities. Given the narrow definition of Level 1 and the Company's investment asset strategy to maximize investment returns, a relatively small portion of the Company's investment assets are classified in this category.

Level 2 Financial Assets and Financial Liabilities

Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

Fixed maturities and equity securities.  Approximately 93% of the Company's investments in fixed maturities and equity securities are classified in Level 2 including most public and private corporate debt and equity securities, federal agency and municipal bonds, non-government asset and mortgage-backed securities and preferred stocks.  Because many fixed maturities and preferred stocks do not trade daily, fair values are often derived using recent trades of securities with similar features and characteristics.  When recent trades are not available, pricing models are used to determine these prices.  These models calculate fair values by discounting future cash flows at estimated market interest rates.  Such market rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities, based on the credit quality, industry and structure of the asset. Typical inputs and assumptions to pricing models include, but are not limited to, a combination of benchmark yields, reported trades, issuer spreads, liquidity, benchmark securities, bids, offers, reference data, and industry and economic events.  For mortgage-backed securities, inputs and assumptions may also include characteristics of the issuer, collateral attributes, prepayment speeds and credit rating.

Nearly all of these instruments are valued using recent trades or pricing models. Less than 1% of the fair value of investments classified in Level 2 represents foreign bonds that are valued, consistent with local market practice, using a single unadjusted market-observable input derived by averaging multiple broker-dealer quotes.

Short-term investments are carried at fair value, which approximates cost. On a regular basis the Company compares market prices for these securities to recorded amounts to validate that current carrying amounts approximate exit prices. The short-term nature of the investments and corroboration of the reported amounts over the holding period support their classification in Level 2.

Other derivatives classified in Level 2 represent over-the-counter instruments such as interest rate and foreign currency swap contracts.  Fair values for these instruments are determined using market observable inputs including forward currency and interest rate curves and widely published market observable indices.  Credit risk related to the counterparty and the Company is considered when estimating the fair values of these derivatives.  However, the Company is largely protected by collateral arrangements with counterparties, and determined that no adjustment for credit risk was required as of December 31, 2010 or December 31, 2009.  The nature and use of these other derivatives are described in Note 13.

Level 3 Financial Assets and Financial Liabilities

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Company classifies certain newly issued, privately placed, complex or illiquid securities, as well as assets and liabilities relating to GMIB, in Level 3.

Fixed maturities and equity securities.  Approximately 6% of fixed maturities and equity securities are priced using significant unobservable inputs and classified in this category, including:

	December 31,	December 31,
(In millions)	2010	2009
Other asset and mortgage-backed securities - valued using pricing models	$498	$456
Corporate and government bonds - valued using pricing models	328	288
Corporate bonds - valued at transaction price	73	71
Equity securities - valued at transaction price	34	30
Total	$933	$845

Fair values of mortgage and asset-backed securities and corporate bonds are determined using pricing models that incorporate the specific characteristics of each asset and related assumptions including the investment type and structure, credit quality, industry and maturity date in comparison to current market indices, spreads and liquidity of assets with similar characteristics.  For mortgage and asset-backed securities, inputs and assumptions to pricing may also include collateral attributes and prepayment speeds.  Recent trades in the subject security or similar securities are assessed when available, and the Company may also review published research, as well as the issuer's financial statements, in its evaluation. Certain subordinated corporate bonds and private equity investments are valued at transaction price in the absence of market data indicating a change in the estimated fair values.

Guaranteed minimum income benefit contracts.  Because cash flows of the GMIB liabilities and assets are affected by equity markets and interest rates but are without significant life insurance risk and are settled in lump sum payments, the Company reports these liabilities and assets as derivatives at fair value. The Company estimates the fair value of the assets and liabilities for GMIB contracts using assumptions regarding capital markets (including market returns, interest rates and market volatilities of the underlying equity and bond mutual fund investments), future annuitant behavior (including mortality, lapse, and annuity election rates), and non-performance risk, as well as risk and profit charges. As certain assumptions (primarily related to future annuitant behavior) used to estimate fair values for these contracts are largely unobservable, the Company classifies GMIB assets and liabilities in Level 3. The Company considered the following in determining the view of a hypothetical market participant:

  that the most likely transfer of these assets and liabilities would be through a reinsurance transaction with an independent insurer having a market capitalization and credit rating similar to that of the Company; and
  that because this block of contracts is in run-off mode, an insurer looking to acquire these contracts would have similar existing contracts with related administrative and risk management capabilities.

These GMIB assets and liabilities are calculated with a complex internal model using many scenarios to determine the fair value of net amounts estimated to be paid, less the fair value of net future premiums estimated to be received, adjusted for risk and profit charges that the Company anticipates a hypothetical market participant would require to assume this business. Net amounts estimated to be paid represent the excess of the anticipated value of the income benefits over the values of the annuitants' accounts at the time of annuitization. Generally, market return, interest rate and volatility assumptions are based on market observable information.  Assumptions related to annuitant behavior reflect the Company's belief that a hypothetical market participant would consider the actual and expected experience of the Company as well as other relevant and available industry resources in setting policyholder behavior assumptions.  The significant assumptions used to value the GMIB assets and liabilities as of December 31, 2010 were as follows:

       The market return and discount rate assumptions are based on the market-observable LIBOR swap curve.

       The projected interest rate used to calculate the reinsured income benefits is indexed to the 7-year Treasury Rate at the time of annuitization (claim interest rate) based on contractual terms.  That rate was 2.71% at December 31, 2010 and must be projected for future time periods. These projected rates vary by economic scenario and are determined by an interest rate model using current interest rate curves and the prices of instruments available in the market including various interest rate caps and zero-coupon bonds. For a subset of the business, there is a contractually guaranteed floor of 3% for the claim interest rate.

       The market volatility assumptions for annuitants' underlying mutual fund investments that are modeled based on the S&P 500, Russell 2000 and NASDAQ Composite are based on the market-implied volatility for these indices for three to seven years grading to historical volatility levels thereafter. For the remaining 54% of underlying mutual fund investments modeled based on other indices (with insufficient market-observable data), volatility is based on the average historical level for each index over the past 10 years.  Using this approach, volatility ranges from 17% to 31% for equity funds, 4% to 12% for bond funds, and 1% to 2% for money market funds.

       The mortality assumption is 70% of the 1994 Group Annuity Mortality table, with 1% annual improvement beginning January 1, 2000.

       The annual lapse rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts, ranges from 2% to 17% at December 31, 2010, and depends on the time since contract issue and the relative value of the guarantee.

       The annual annuity election rate assumption reflects experience that differs by the company issuing the underlying variable annuity contracts and depends on the annuitant's age, the relative value of the guarantee and whether a contractholder has had a previous opportunity to elect the benefit.  Immediately after the expiration of the waiting period, the assumed probability that an individual will annuitize their variable annuity contract is up to 80%.  For the second and subsequent annual opportunities to elect the benefit, the assumed probability of election is up to 30%. Actual data is still emerging for the Company as well as the industry and the estimates are based on this limited data.

  The nonperformance risk adjustment is incorporated by adding an additional spread to the discount rate in the calculation of both (1) the GMIB liability to reflect a hypothetical market participant's view of the risk of the Company not fulfilling its GMIB obligations, and (2) the GMIB asset to reflect a hypothetical market participant's view of the reinsurers' credit risk, after considering collateral. The estimated market-implied spread is company-specific for each party involved to the extent that company-specific market data is available and is based on industry averages for similarly rated companies when company-specific data is not available. The spread is impacted by the credit default swap spreads of the specific parent companies, adjusted to reflect subsidiaries' credit ratings relative to their parent company and any available collateral. The additional spread over LIBOR incorporated into the discount rate ranged from 5 to 110 basis points for the GMIB liability and from 10 to 85 basis points for the GMIB reinsurance asset for that portion of the interest rate curve most relevant to these policies.

       The risk and profit charge assumption is based on the Company's estimate of the capital and return on capital that would be required by a hypothetical market participant.

The Company regularly evaluates each of the assumptions used in establishing these assets and liabilities by considering how a hypothetical market participant would set assumptions at each valuation date.  Capital markets assumptions are expected to change at each valuation date reflecting currently observable market conditions. Other assumptions may also change based on a hypothetical market participant's view of actual experience as it emerges over time or other factors that impact the net liability.  If the emergence of future experience or future assumptions differs from the assumptions used in estimating these assets and liabilities, the resulting impact could be material to the Company's consolidated results of operations, and in certain situations, could be material to the Company's financial condition.

GMIB liabilities are reported in the Company's Consolidated Balance Sheets in Accounts payable, accrued expenses and other liabilities.  GMIB assets associated with these contracts represent net receivables in connection with reinsurance that the Company has purchased from two external reinsurers and are reported in the Company's Consolidated Balance Sheets in Other assets, including other intangibles.

Changes in Level 3 Financial Assets and Financial Liabilities Carried at Fair Value

The following tables summarize the changes in financial assets and financial liabilities classified in Level 3 for the years ended December 31, 2010 and 2009.  These tables exclude separate account assets as changes in fair values of these assets accrue directly to policyholders. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at 1/1/10	$845	$482	$(903)	$(421)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	57	(112)	(55)
Other	27	-	-	-
Total gains (losses) included in shareholders' net income	27	57	(112)	(55)
Gains included in other comprehensive income	10	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	34	-	-	-
Purchases, issuances, settlements, net	(74)	(59)	112	53
Transfers into/(out of) Level 3:
Transfers into Level 3	155	-	-	-
Transfers out of Level 3	(64)	-	-	-
Total transfers into/(out of) Level 3	91	-	-	-
Balance at 12/31/10	$933	$480	$(903)	$(423)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$18	$57	$(112)	$(55)

(1) Amounts do not accrue to shareholders.

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at 1/1/09	$889	$953	$(1,757)	$(804)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	(365)	669	304
Other	(18)	-	-	-
Total gains (losses) included in shareholders' net income	(18)	(365)	669	304
Gains included in other comprehensive income	59	-	-	-
Losses required to adjust future policy benefits for settlement annuities (1)	(72)	-	-	-
Purchases, issuances, settlements, net	(29)	(106)	185	79
Transfers into/(out of) Level 3:
Transfers into Level 3	276	-	-	-
Transfers out of Level 3	(260)	-	-	-
Total transfers into/(out of) Level 3	16	-	-	-
Balance at 12/31/09	$845	$482	$(903)	$(421)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$(20)	$(365)	$669	$304

(1) Amounts do not accrue to shareholders.

As noted in the tables above, total gains and losses included in net income are reflected in the following captions in the Consolidated Statements of Income:

  Realized investment gains (losses) and net investment income for amounts related to fixed maturities and equity securities; and
  GMIB fair value (gain) loss for amounts related to GMIB assets and liabilities.

Reclassifications impacting Level 3 financial instruments are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the transfer occurs. Therefore gains and losses in income only reflect activity for the quarters the instrument was classified in Level 3.

Transfers into or out of the Level 3 category occur when unobservable inputs, such as the Company's best estimate of what a market participant would use to determine a current transaction price, become more or less significant to the fair value measurement. For the years ended December 31, 2010 and 2009, transfer activity between Level 3 and Level 2 primarily reflects changes in the level of unobservable inputs used to value certain private corporate bonds, principally related to credit risk of the issuers.

The Company provided reinsurance for other insurance companies that offer a guaranteed minimum income benefit, and then retroceded a portion of the risk to other insurance companies.  These arrangements with third-party insurers are the instruments still held at the reporting date for GMIB assets and liabilities in the table above.  Because these reinsurance arrangements remain in effect at the reporting date, the Company has reflected the total gain or loss for the period as the total gain or loss included in income attributable to instruments still held at the reporting date.  However, the Company reduces the GMIB assets and liabilities resulting from these reinsurance arrangements when annuitants lapse, die, elect their benefit, or reach the age after which the right to elect their benefit expires.

Under FASB's guidance for fair value measurements, the Company's GMIB assets and liabilities are expected to be volatile in future periods because the underlying capital markets assumptions will be based largely on market-observable inputs at the close of each reporting period including interest rates and market-implied volatilities.

GMIB fair value losses of  $55 million for 2010, were primarily due to declining interest rates, partially offset by increases in underlying account values resulting from favorable equity and bond fund returns, which resulted in decreased exposures.

GMIB fair value gains of  $304 million for 2009, were primarily due to increases in interest rates and increases in underlying account values in the period resulting from favorable equity market and bond fund returns, resulting in reduced exposures. These favorable effects were partially offset by updates to the annuitization assumption (to assume that a greater percentage of contractholders will annuitize) and updates to the lapse assumption.

Separate account assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are excluded from the Company's revenues and expenses.  As of December 31, 2010 and December 31, 2009 separate account assets were as follows:

December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 24)	$286	$1,418	$-	$1,704
Non-guaranteed separate accounts (1)	1,947	3,663	594	6,204
Total separate account assets	$2,233	$5,081	$594	$7,908

(1) Non-guaranteed separate accounts include $2.8 billion in assets supporting the Company's pension plan, including $557 million classified in Level 3.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 24)	$275	$1,480	$-	$1,755
Non-guaranteed separate accounts (1)	1,883	3,100	550	5,533
Total separate account assets	$2,158	$4,580	$550	$7,288

(1) Non-guaranteed separate accounts include $2.6 billion in assets supporting the Company's pension plan, including $517 million classified in Level 3.

Separate account assets in Level 1 include exchange-listed equity securities.  Level 2 assets primarily include:

  corporate and structured bonds valued using recent trades of similar securities or pricing models that discount future cash flows at estimated market interest rates as described above; and
  actively-traded institutional and retail mutual fund investments and separate accounts priced using the daily net asset value which is the exit price.

Separate account assets classified in Level 3 include investments primarily in securities partnerships and real estate generally valued based on the separate account's ownership share of the equity of the investee including changes in the fair values of its underlying investments. In addition, in 2009, certain fixed income funds priced using their net asset values are classified in Level 3 due to restrictions on their withdrawal.

The following tables summarize the change in separate account assets reported in Level 3 for the years ended December 31, 2010 and 2009.

(In millions)
Balance at 1/1/10	$550
Policyholder gains (1)	71
Purchases, issuances, settlements, net	(10)
Transfers into/(out of) Level 3:
Transfers into Level 3	9
Transfers out of Level 3	(26)
Total transfers into/(out of) Level 3:	(17)
Balance at 12/31/10	$594

(1) Included in this amount are gains of $53 million attributable to instruments still held at the reporting date.

(In millions)
Balance at 1/1/09	$475
Policyholder losses (1)	(86)
Purchases, issuances, settlements, net	4
Transfers into/(out of) Level 3:
Transfers into Level 3	176
Transfers out of Level 3	(19)
Total transfers into/(out of) Level 3:	157
Balance at 12/31/09	$550

(1) Included in this amount are losses of $92 million attributable to instruments still held at the reporting date.

For the year ended December 31, 2009, transfers into Level 3 primarily represented fixed income funds that are priced using the net asset value where restrictions were placed on withdrawal.

Assets and Liabilities Measured at Fair Value under Certain Conditions

Some financial assets and liabilities are not carried at fair value each reporting period, but may be measured using fair value only under certain conditions, such as investments in commercial mortgage loans and real estate entities when they become impaired. During 2010, impaired commercial mortgage loans with carrying values of  $158 million were written down to their fair values of  $134 million, resulting in pre-tax realized investment losses of  $24 million. Also during 2010, impaired real estate entities carried at cost of  $35 million were written down to their fair values of  $21 million, resulting in pre-tax realized investment losses of  $14 million.

During 2009, impaired commercial mortgage loans with carrying values of  $143 million were written down to their fair values of  $126 million, resulting in pre-tax realized investment losses of  $17 million. Also during 2009, impaired real estate entities with carrying values of  $48 million were written down to their fair values of  $12 million, resulting in pre-tax realized investment losses of  $36 million.

These fair values were calculated by discounting the expected future cash flows at estimated market interest rates. Such market rates were derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the characteristics of the underlying collateral, including the type, quality and location of the assets. The fair value measurements were classified in Level 3 because these cash flow models incorporate significant unobservable inputs.

Fair Value Disclosures for Financial Instruments Not Carried at Fair Value

Most financial instruments that are subject to fair value disclosure requirements are carried in the Company's Consolidated Financial Statements at amounts that approximate fair value. The following table provides the fair values and carrying values of the Company's financial instruments not recorded at fair value that are subject to fair value disclosure requirements at December 31, 2010 and December 31, 2009.

(In millions)	December 31, 2010		December 31, 2009
	Fair Value	Carrying Value	Fair Value	Carrying Value
Commercial mortgage loans	$3,470	$3,486	$3,323	$3,522
Contractholder deposit funds, excluding universal life products	$1,001	$989	$940	$941
Long-term debt, including current maturities, excluding capital leases	$2,926	$2,709	$2,418	$2,427

The fair values presented in the table above have been estimated using market information when available. The following is a description of the valuation methodologies and inputs used by the Company to determine fair value.

Commercial mortgage loans. The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company's assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Contractholder deposit funds, excluding universal life products. Generally, these funds do not have stated maturities. Approximately 45% of these balances can be withdrawn by the customer at any time without prior notice or penalty. The fair value for these contracts is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. Most of the remaining contractholder deposit funds are reinsured by the buyers of the individual life insurance and annuity and retirement benefits businesses. The fair value for these contracts is determined using the fair value of these buyers' assets supporting these reinsured contracts. The Company had a reinsurance recoverable equal to the carrying value of these reinsured contracts.

Long-term debt, including current maturities, excluding capital leases. The fair value of long-term debt is based on quoted market prices for recent trades. When quoted market prices are not available, fair value is estimated using a discounted cash flow analysis and the Company's estimated current borrowing rate for debt of similar terms and remaining maturities.

Fair values of off-balance sheet financial instruments were not material.

Investments	12 Months Ended
Dec. 31, 2010
Investments
Investments

Note 12 — Investments

  Fixed Maturities and Equity Securities

Securities in the following table are included in fixed maturities and equity securities on the Company's Consolidated Balance Sheets. These securities are carried at fair value with changes in fair value reported in other realized investment gains (losses) and interest and dividends reported in net investment income. The Company's hybrid investments include certain preferred stock or debt securities with call or conversion features.

(In millions)	2010	2009
Included in fixed maturities:
Trading securities (amortized cost: $3; $8)	$3	$8
Hybrid securities (amortized cost: $45; $37)	52	43
Total	$55	$51
Included in equity securities:
Hybrid securities (amortized cost: $108; $109)	$86	$81

Fixed maturities included  $98 million at December 31, 2010 and  $197 million at December 31, 2009, which were pledged as collateral to brokers as required under certain futures contracts. These fixed maturities were primarily corporate securities.

The following information about fixed maturities excludes trading and hybrid securities. The amortized cost and fair value by contractual maturity periods for fixed maturities were as follows at December 31, 2010:

	Amortized	Fair
(In millions)	Cost	Value
Due in one year or less	$776	$789
Due after one year through five years	4,509	4,804
Due after five years through ten years	4,835	5,256
Due after ten years	2,619	3,052
Mortgage and other asset-backed securities	658	753
Total	$13,397	$14,654

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases the Company may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities by type of issuer is shown below (excluding trading securities and hybrid securities with a fair value of  $55 million at December 31, 2010 and  $51 million at December 31, 2009).

(In millions)		December 31, 2010
		Unrealized	Unrealized
	Amortized	Appre-	Depre-	Fair
	Cost	ciation	ciation	Value
Federal government and agency	$459	$229	$(1)	$687
State and local government	2,305	172	(10)	2,467
Foreign government	1,109	64	(4)	1,169
Corporate	8,866	761	(49)	9,578
Federal agency mortgage-backed	9	1	-	10
Other mortgage-backed	80	10	(3)	87
Other asset-backed	569	99	(12)	656
Total	$13,397	$1,336	$(79)	$14,654
(In millions)	December 31, 2009
Federal government and agency	$398	$174	$(1)	$571
State and local government	2,341	188	(8)	2,521
Foreign government	1,040	38	(8)	1,070
Corporate	8,104	529	(98)	8,535
Federal agency mortgage-backed	33	1	-	34
Other mortgage-backed	125	5	(10)	120
Other asset-backed	494	55	(8)	541
Total	$12,535	$990	$(133)	$13,392

The above table includes investments with a fair value of  $2.5 billion supporting the Company's run-off settlement annuity business, with gross unrealized appreciation of  $476 million and gross unrealized depreciation of  $33 million at December 31, 2010. Such unrealized amounts are required to support future policy benefit liabilities of this business and, as such, are not included in accumulated other comprehensive income. At December 31, 2009, investments supporting this business had a fair value of  $2.3 billion, gross unrealized appreciation of  $326 million and gross unrealized depreciation of  $52 million.

As of December 31, 2010, the Company had commitments to purchase  $14 million of fixed maturities bearing interest at a fixed market rate.

Review of declines in fair value. Management reviews fixed maturities with a decline in fair value from cost for impairment based on criteria that include:

         length of time and severity of decline;
         financial health and specific near term prospects of the issuer;
         changes in the regulatory, economic or general market environment of the issuer's industry or geographic region; and
         the Company's intent to sell or the likelihood of a required sale prior to recovery.

Excluding trading and hybrid securities, as of December 31, 2010, fixed maturities with a decline in fair value from amortized cost (which were primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

(Dollars in millions)	December 31, 2010
	Fair	Amortized	Unrealized	Number
	Value	Cost	Depreciation	of Issues
Fixed maturities:
One year or less:
Investment grade	$957	$988	$(31)	311
Below investment grade	$104	$108	$(4)	64
More than one year:
Investment grade	$296	$334	$(38)	63
Below investment grade	$40	$46	$(6)	17

As of December 31, 2010, the unrealized depreciation of investment grade fixed maturities is primarily due to increases in market yields since purchase.

  Commercial Mortgage Loans

Mortgage loans held by the Company are made exclusively to commercial borrowers and are diversified by property type, location and borrower. Loans are secured by high quality, primarily completed and substantially leased operating properties and are generally carried at unpaid principal balances and are issued at a fixed rate of interest.

At December 31, commercial mortgage loans were distributed among the following property types and geographic regions:

(In millions)	2010	2009
Property type
Office buildings	$1,043	$1,101
Apartment buildings	835	901
Industrial	619	551
Hotels	533	499
Retail facilities	418	426
Other	38	44
Total	$3,486	$3,522
Geographic region
Pacific	$931	$965
South Atlantic	752	735
New England	585	566
Central	519	518
Middle Atlantic	385	408
Mountain	314	330
Total	$3,486	$3,522

At December 31, 2010, scheduled commercial mortgage loan maturities were as follows (in millions):  $518 in 2011,  $547 in 2012,  $612 in 2013,  $274 in 2014 and  $1,535 thereafter. Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties: the maturity date may be extended; and loans may be refinanced.

As of December 31, 2010, the Company had commitments to extend credit under commercial mortgage loan agreements of  $63 million that were diversified by property type and geographic region.

Credit Quality

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, beginning with the initial underwriting of a mortgage loan and continuing throughout the investment holding period. Mortgage origination professionals employ an internal rating system developed from the Company's experience in real estate investing and mortgage lending. A quality rating, designed to evaluate the relative risk of the transaction, is assigned at each loan's origination and is updated each year as part of the annual portfolio loan review. The Company monitors credit quality on an ongoing basis, classifying each loan as a loan in good standing, potential problem loan or problem loan.

Quality ratings are based on internal evaluations of each loan's specific characteristics considering a number of key inputs, including real estate market-related factors such as rental rates and vacancies, and property-specific inputs such as growth rate assumptions and lease rollover statistics. However, the two most significant contributors to the credit quality rating are the debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. A debt service coverage ratio below 1.0 indicates that there is not enough cash flow to cover the loan payments. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan. Based on property valuations and cash flows estimated as part of the most recent annual review completed in July, 2010, and considering updates for loans where material changes were subsequently identified, the portfolio's aggregate debt service coverage ratio was 1.38 and loan-to-value ratio was 74% as of December 31, 2010. As of December 31, 2009, the portfolio's aggregate debt service coverage ratio was 1.48 and loan-to-value ratio was 77%.

The following table summarizes the credit risk profile of the Company's commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios, as of December 31, 2010:

(Dollars in millions)	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$324	$-	$-	$-	$29	$353
50% to 59%	409	54	56	-	-	519
60% to 69%	533	73	5	28	25	664
70% to 79%	138	79	57	55	11	340
80% to 89%	267	186	165	151	69	838
90% to 99%	15	54	181	185	135	570
100% or above	-	-	47	43	112	202
Total	$1,686	$446	$511	$462	$381	$3,486

The Company's annual in-depth review of its commercial mortgage loan investments is the primary mechanism for identifying emerging risks in the portfolio. This review is performed by the Company's investment professionals and includes an analysis of each underlying property's most recent annual financial statements, rent rolls, operating plans, budgets, a physical inspection of the property and other pertinent factors. Based on historical results, current leases, lease expirations and rental conditions in each market, the Company estimates the current year and future stabilized property income and fair value, and categorizes the investments as loans in good standing, potential problem loans or problem loans. Quality ratings are adjusted between annual reviews if new property information is received or events such as delinquency or a borrower request for restructure cause management to believe that the Company's estimate of financial performance, fair value or the risk profile of the underlying property has been impacted.

       Potential problem mortgage loans are considered current (no payment more than 59 days past due), but exhibit certain characteristics that increase the likelihood of future default. The characteristics management considers include, but are not limited to, the deterioration of debt service coverage below 1.0, estimated loan-to-value ratios increasing to 100% or more, downgrade in quality rating and request from the borrower for restructuring. In addition, loans are considered potential problems if principal or interest payments are past due by more than 30 but less than 60 days. Problem mortgage loans are either in default by 60 days or more or have been restructured as to terms, which could include concessions on interest rate, principal payment or maturity date. The Company monitors each problem and potential problem mortgage loan on an ongoing basis, and updates the loan categorization and quality rating when warranted.

Problem and potential problem mortgage loans totaled  $383 million at December 31, 2010 and  $397 million at December 31, 2009, with no significant concentrations by property type or geographic region in either year.

Impaired Commercial Mortgage Loans

A commercial mortgage loan is considered impaired when it is probable that the Company will not collect all amounts due (principal and interest) according to the terms of the original loan agreement. The Company assesses each loan individually for impairment, utilizing the information obtained from the quality review process discussed above. Impaired loans are carried at the lower of unpaid principal balance or the fair value of the underlying collateral. Certain commercial mortgage loans without valuation reserves are considered impaired because the Company will not collect all interest due according to the terms of the original agreements; however, the Company does expect to recover their remaining carrying value primarily because it is less than the fair value of the underlying property.

As of December 31, the carrying value of the Company's impaired commercial mortgage loans and related valuation reserves were as follows:

(In millions)	2010			2009
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$47	$(12)	$35	$143	$(17)	$126
Impaired commercial mortgage loans with no valuation reserves	60	-	60	96	-	96
Total	$107	$(12)	$95	$239	$(17)	$222

During 2010, the Company recorded a  $24 million pre-tax ( $15 million after-tax) increase in valuation reserves on impaired commercial mortgage loans primarily due to decreased valuations of certain office properties collateralizing the loans. The average recorded investment in impaired loans was  $169 million during 2010 and  $116 million during 2009. The Company recognizes interest income on problem mortgage loans only when payment is actually received because of the risk profile of the underlying investment. Interest income that would have been reflected in net income if interest on non-accrual commercial mortgage loans had been received in accordance with the original terms was not significant for 2010 or 2009. Interest income on impaired commercial mortgage loans was not significant for 2010 or 2009.

The following table summarizes the changes in valuation reserves for commercial mortgage loans:

(In millions)	2010	2009
Reserve balance, January 1,	$17	$-
Increase in valuation reserves	24	17
Charge-offs upon sales and repayments, net of recoveries	(12)	-
Transfers to foreclosed real estate	(17)	-
Reserve balance, December 31,	$12	$17

  Real Estate

As of December 31, 2010 and 2009, real estate investments consisted primarily of office and industrial buildings in California. Investments with a carrying value of  $49 million as of December 31, 2010 and  $55 million as of December 31, 2009 were non-income producing during the preceding twelve months. As of December 31, 2010, the Company had commitments to contribute additional equity of  $11 million to real estate investments.

  Other Long-term Investments

As of December 31, other long-term investments consisted of the following:

(In millions)	2010	2009
Real estate entities	$394	$289
Securities partnerships	288	272
Interest rate and foreign currency swaps	19	16
Mezzanine loans	13	13
Other	45	5
Total	$759	$595

Investments in real estate entities and securities partnerships with a carrying value of  $169 million at December 31, 2010 and  $121 million at December 31, 2009 were non-income producing during the preceding twelve months.

As of December 31, 2010, the Company had commitments to contribute:

   $224 million to limited liability entities that hold either real estate or loans to real estate entities that are diversified by property type and geographic region; and
   $297 million to entities that hold securities diversified by issuer and maturity date.

The Company expects to disburse approximately 55% of the committed amounts in 2011.

E. Short-Term Investments and Cash Equivalents

Short-term investments and cash equivalents included corporate securities of  $1.1 billion, federal government securities of  $137 million and money market funds of  $40 million as of December 31, 2010. The Company's short-term investments and cash equivalents as of December 31, 2009 included corporate securities of  $624 million, federal government securities of  $402 million and money market funds of  $104 million.

F. Concentration of Risk

As of December 31, 2010 and 2009, the Company did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholders' equity.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments [Text Block]

Note 13 — Derivative Financial Instruments

The Company uses derivative financial instruments primarily as part of a strategy to reduce the equity market exposures relating to guaranteed minimum death benefit contracts. Derivative financial instruments are also used by the Company as a part of its investment strategy to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). Derivatives are typically used under this strategy to minimize interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. In addition, the Company has written or sold contracts to guarantee minimum income benefits.

The Company uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.

  Changes in the fair value of derivatives that hedge market risk related to future cash flows – and that qualify for hedge accounting – are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).

Certain of the Company's over-the-counter derivative instruments contain provisions requiring either the Company or the counterparty to post collateral depending on the amount of the net liability position and predefined financial strength or credit rating thresholds. The collateral posting requirements vary by counterparty. The aggregate fair value of derivative instruments with such credit-risk-related contingent features where the Company was in a net liability position was  $25 million at December 31, 2010 and  $29 million at December 31, 2009 for which the Company was not required to post collateral with its counterparties. If the various contingent features underlying the agreements were triggered as of the balance sheet date, the Company would be required to post collateral equal to the total net liability. The Company is a party to certain other derivative instruments that contain termination provisions for which the counterparties could demand immediate payment of the total net liability position if the financial strength rating of the Company were to decline below specified levels. As of December 31, 2010 and 2009, there was no net liability position under such derivative instruments.

See Note 7 for a discussion of derivatives associated with GMDB contracts and Note 11 for a discussion of derivatives arising from GMIB contracts. The effects of other derivatives were not material to the Company's consolidated results of operations, liquidity or financial condition for the years ended December 31, 2010 and 2009.

The following tables present information about the nature and accounting treatment of the Company's primary derivative financial instruments including the Company's purpose for entering into specific derivative transactions, and their locations in and effect on the financial statements as of and for the periods ended December 31, 2010 and 2009. Derivatives in the Company's separate accounts are excluded from the tables because associated gains and losses generally accrue directly to policyholders.

Instrument / Volume of Activity	Primary Risk	Purpose		Cash Flows		Accounting Policy

Derivatives Designated as Accounting Hedges - Cash Flow Hedges
Interest rate swaps — $153 million (2010) and $160 million (2009) of par value of related investments Foreign currency swaps — $159 million (2010) and $179 million (2009) of U.S. dollar equivalent par value of related investments Combination swaps (interest rate and foreign currency) — $64 million (2010) and $54 million (2009) of U.S. dollar equivalent par value of related investments	Interest rate and foreign currency	To hedge the interest and/or foreign currency cash flows of fixed maturities and commercial mortgage loans to match associated liabilities. Currency swaps are primarily euros, Australian dollars, Canadian dollars and British pounds for periods of up to 11 years.		The Company periodically exchanges cash flows between variable and fixed interest rates and/or between two currencies for both principal and interest. Net interest cash flows are reported in operating activities.		Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as interest or principal payments are received.
	Fair Value Effect on the Financial Statements (in millions)
		Other Long-Term Investments		Accounts Payable, Accrued Expenses and Other Liabilities		Gain (Loss) Recognized in Other Comprehensive Income (1)
		As of December 31,		As of December 31,		For the years ended December 31,
	Instrument	2010	2009	2010	2009	2010	2009
	Interest rate swaps	$10	$8	$-	$-	$2	$(5)
	Foreign currency swaps	6	4	20	24	10	(24)
	Interest rate and foreign currency swaps	-	-	12	6	(7)	(12)
	Total	$16	$12	$32	$30	$5	$(41)
	(1) Other comprehensive income for foreign currency swaps excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.
Purchased options — $312 million of cash surrender value of related life insurance policies	Interest rate	To hedge the possibility of early policyholder cash surrender when the amortized cost of underlying invested assets is greater than their fair values.		The Company pays a fee and may receive or pay cash, based on the difference between the amortized cost and fair values of underlying invested assets at the time of policyholder surrender. These cash flows will be reported in financing activities.		Using cash flow hedge accounting, fair values are reported in other assets or other liabilities, with changes in fair value reported in accumulated other comprehensive income and amortized to other benefit expenses over the life of the underlying invested assets.
	Fair Value Effect on the Financial Statements
	Fair values reported in other assets and other comprehensive income were not significant.

Treasury lock	Interest rate	To hedge the variability of and fix at inception date, the benchmark Treasury rate component of future interest payments on debt to be issued.		The Company paid the fair value of the contract at the expiration. Cash flows were reported in operating activities.		Using cash flow hedge accounting, fair values are reported in other assets or other liabilities, with changes in fair value reported in accumulated other comprehensive income and amortized to interest expense over the period of expected cash flows.
	Fair Value Effect on the Financial Statements
	In the first quarter of 2009, all treasury locks matured and the Company recognized a gain of $14 million in other comprehensive income, resulting in net cumulative losses of $26 million, to be amortized to interest expense over the life of the debt. In the second quarter of 2009, the Company issued debt and began amortizing this loss to interest expense over the period of expected cash flows.

The amount of gains (losses) reclassified from accumulated other comprehensive income into income was not significant. No gains (losses) were recognized due to ineffectiveness and no amounts were excluded from the assessment of hedge ineffectiveness.

Instrument / Volume of Activity	Primary Risk	Purpose		Cash Flows		Accounting Policy

Derivatives Not Designated As Accounting Hedges
Futures — $892 million (2010) and $1,058 million (2009) of U.S. dollar equivalent market price of outstanding contracts	Equity and foreign currency	To reduce domestic and international equity market exposures for certain reinsurance contracts that guarantee minimum death benefits (GMDB) resulting from changes in variable annuity account values based on underlying mutual funds. Currency futures are primarily euros, Japanese yen and British pounds.		The Company receives (pays) cash daily in the amount of the change in fair value of the futures contracts. Cash flows are included in operating activities.		Fair value changes are reported in other revenues. Amounts not yet settled from the previous day's fair value change (daily variation margin) are reported in premiums, accounts and notes receivable, net or accounts payable, accrued expenses and other liabilities.
	Fair Value Effect on the Financial Statements (in millions)
						Other Revenues
						For the years ended December 31,
						2010	2009
	Futures					$(157)	$(283)

Interest rate swaps — $45 million (2010) and $76 million (2009) of par value of related investments	Interest rate	To hedge the interest cash flows of fixed maturities to match associated liabilities.		The Company periodically exchanges cash flows between variable and fixed interest rates and these cash flows are included in investing activities.		Fair values are reported in other long-term investments or other liabilities, with changes in fair value reported in other realized investment gains and losses.
	Fair Value Effect on the Financial Statements (in millions)
		Other Long-Term Investments				Other Realized Investment Gains (Losses)
		As of December 31,				For the years ended December 31,
		2010	2009			2010	2009
	Interest rate swaps	$3	$4			$(2)	$(1)

Written options (GMIB liability) — $1,134 million (2010) and $1,183 million (2009) of maximum potential undiscounted future payments as defined in Note 24 Purchased options (GMIB asset) — $624 million (2010) and $651 million (2009) of maximum potential undiscounted future receipts as defined in Note 24	Equity and interest rate	The Company has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees of minimum income benefits, resulting from the level of variable annuity account values compared with a contractually guaranteed amount. Payment by the Company depends on the actual account value in the underlying mutual funds and the level of interest rates when the contractholders elect to receive minimum income payments. The Company purchased reinsurance contracts to reduce a portion of the market risk assumed. These contracts are accounted for as written and purchased options.		The Company periodically receives (pays) fees based on either contractholders' account values or deposits increased at a contractual rate. The Company will also pay (receive) cash depending on changes in account values and interest rates when contractholders first elect to receive minimum income payments. These cash flows are reported in operating activities.		Fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset). Changes in fair value are reported in GMIB fair value (gain)/loss.
	Fair Value Effect on the Financial Statements (in millions)
		Other Assets, including other intangibles		Accounts Payable, Accrued Expenses and Other Liabilities		GMIB Fair Value (Gain)/Loss
		As of December 31,		As of December 31,		For the years ended December 31,
	Instrument	2010	2009	2010	2009	2010	2009
	Written options (GMIB liability)	$-	$-	$903	$903	$112	$(669)
	Purchased options (GMIB asset)	480	482	-	-	(57)	365
	Total	$480	$482	$903	$903	$55	$(304)

Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Schedule Of Variable Interest Entities [Abstract]
Variable interest entities

Note 14 – Variable Interest Entities

When the Company becomes involved with a variable interest entity and when the nature of the Company's involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

  the structure and purpose of the entity;
  the risks and rewards created by and shared through the entity; and
  the entity's participants' ability to direct the activities, receive its benefits and absorb its losses. Participants include the entity's sponsors, equity holders, guarantors, creditors and servicers.

In the normal course of its investing activities, the Company makes passive investments in securities that are issued by variable interest entities for which the Company is not the sponsor or manager. These investments are predominantly asset-backed securities primarily collateralized by foreign bank obligations and commercial mortgage-backed securities. The asset-backed securities largely represent fixed-rate debt securities issued by trusts which hold perpetual floating-rate subordinated notes issued by foreign banks. The commercial mortgage-backed securities represent senior interests in pools of commercial or residential mortgages created and held by special-purpose entities to provide investors with diversified exposure to these assets. The Company owns senior securities issued by several entities and receives fixed-rate cash flows from the underlying assets in the pools. The Company is not the primary beneficiary and does not consolidate any of these entities because either:

  it had no power to direct the activities that most significantly impact the entities' economic performance; or
  it had no right to receive benefits nor obligation to absorb losses that could be significant to these variable interest entities.

The Company has not provided, and does not intend to provide, financial support to these entities. The Company performs ongoing qualitative analyses of its involvement with these variable interest entities to determine if consolidation is required. The Company's maximum potential exposure to loss related to these entities is limited to the carrying amount of its investment reported in fixed maturities and equity securities, and its aggregate ownership interest is insignificant relative to the total principal amount issued by these entities. See Note 12A for a discussion of the Company's process for assessing fixed maturities and equity securities for impairment.

Investment Income and Gains and Losses	12 Months Ended
Dec. 31, 2010
Investment Income And Gains And Losses [Abstract]
Investment Income and Gains and Losses

Note 15— Investment Income and Gains and Losses

  Net Investment Income

The components of pre-tax net investment income for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Fixed maturities	$788	$748	$729
Equity securities	6	7	8
Commercial mortgage loans	221	223	219
Policy loans	90	92	86
Real estate	(2)	(1)	1
Other long-term investments	29	(30)	6
Short-term investments and cash	11	10	43
	1,143	1,049	1,092
Less investment expenses	38	35	29
Net investment income	$1,105	$1,014	$1,063

Net investment income for separate accounts (which is not reflected in the Company's revenues) was  $163 million for 2010,  $22 million for 2009, and  $148 million for 2008.

B. Realized Investment Gains and Losses

The following realized gains and losses on investments for the years ended December 31 exclude amounts required to adjust future policy benefits for the run-off settlement annuity business.

(In millions)	2010	2009	2008
Fixed maturities	$87	$2	$(237)
Equity securities	5	12	(31)
Commercial mortgage loans	(23)	(20)	(2)
Real estate	3	-	-
Other investments, including derivatives	3	(37)	100
Realized investment gains (losses), before income taxes	75	(43)	(170)
Less income taxes (benefits)	25	(17)	(60)
Net realized investment gains (losses)	$50	$(26)	$(110)

Included in pre-tax realized investment gains (losses) above were asset write-downs and changes in valuation reserves as follows:

(in millions)	2010	2009	2008
Credit related (1)	$38	$93	$67
Other (2)	1	13	150
Total (3)	$39	$106	$217

(1) Credit-related losses include other-than-temporary declines in fair value of fixed maturities and equity securities, and impairments of commercial mortgage loans and real estate entities. The amount related to credit losses on fixed maturities for which a portion of the impairment was recognized in other comprehensive income was not significant.
(2) Prior to adoption of new GAAP guidance for other-than-temporary impairments on April 1, 2009, other primarily represented the impact of rising market yields on investments where the Company could not demonstrate the intent and ability to hold until recovery.

(3) Other-than-temporary impairments on fixed maturities in 2010 were not significant. Other-than-temporary impairments on fixed maturities of $47 million in 2009 and $213 million in 2008 are included in both the credit related and other categories above.

The Company recognized pre-tax gains of  $7 million in 2010 and  $13 million in 2009, compared with pre-tax losses of  $31 million in 2008 on hybrid securities.

Realized investment losses in 2009 in other investments, including derivatives primarily represent impairments of real estate entities. In 2008, gains primarily represented gains on the sales of real estate properties held in joint ventures.

Realized investment gains and (losses) that are not reflected in the Company's revenues for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Separate accounts	$191	$(25)	$(146)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	$18	$51	$8

Sales information for available-for-sale fixed maturities and equity securities, for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Proceeds from sales	$826	$949	$1,465
Gross gains on sales	$46	$51	$13
Gross losses on sales	$(3)	$(9)	$(53)

Debt	12 Months Ended
Dec. 31, 2010
Debt Disclosure [Abstract]
Debt [Text Block]

Note 16 ― Debt

(In millions)	2010	2009
Short-term:
Commercial paper	$100	$100
Current maturities of long-term debt	452	4
Total short-term debt	$552	$104
Long-term:
Uncollateralized debt:
7% Notes due 2011	$-	$222
6.375% Notes due 2011	-	226
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	300
8.5% Notes due 2019	251	349
4.375% Notes due 2020	249	-
5.125% Notes due 2020	299	-
6.37% Notes due 2021	78	78
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875% Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
Other	30	11
Total long-term debt	$2,288	$2,436

In the fourth quarter of 2010, the Company entered into the following transactions related to its long-term debt:

  On December 1, 2010 the Company offered to settle its 8.5% Notes due 2019, including accrued interest from November 1 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year treasury rate plus a fixed spread of 100 basis points. The tender offer priced at a yield of 4.128% and principal of  $99 million was tendered, with  $251 million remaining outstanding. The Company paid  $130 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of  $21 million.

  On December 9, 2010 the Company offered to settle its 6.35% Notes due 2018, including accrued interest from September 16 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year treasury rate plus a fixed spread of 45 basis points. The tender offer priced at a yield of 3.923% and principal of  $169 million was tendered, with  $131 million remaining outstanding. The Company paid  $198 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of  $18 million.

  On December 8, 2010, the Company issued  $250 million of 4.375% Notes ( $249 million net of debt discount, with an effective interest rate of 5.1%). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. See Note 13 to the Consolidated Financial Statements for further information. Interest is payable on June 15 and December 15 of each year beginning in 2010. These Notes will mature on December 15, 2020. The proceeds of this debt were used to fund the tender offer for the 8.5% Senior Notes due 2019 and the 6.35% Senior Notes due 2018 described above.

During 2010, the 7% Notes and 6.375% Notes due 2011 were reclassified into current maturities of long-term debt since they will mature in less than one year.

On May 12, 2010, the Company issued  $300 million of 5.125% Notes ( $299 million, net of debt discount, with an effective interest rate of 5.36% per year). Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on June 15, 2020. The proceeds of this debt were used for general corporate purposes.

On May 4, 2009 the Company issued  $350 million of 8.5% Notes ( $349 million, net of debt discount, with an effective interest rate of 9.90% per year). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. See Note 13 for further information. Interest is payable on May 1 and November 1 of each year beginning November 1, 2009. These Notes will mature on May 1, 2019. As described above, a portion of these Notes were settled in 2010 through a tender offer.

The Company may redeem the Notes issued in 2010 and 2009 at any time, in whole or in part, at a redemption price equal to the greater of:

       100% of the principal amount of the Notes to be redeemed; or

       the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 25 basis points for the 4.375% and 5.125% Notes due 2020 and 50 basis points for the 8.5% Notes due 2019.

Maturities of debt and capital leases are as follows (in millions):  $452 in 2011,  $3 in 2012 and 2013,  $23 in 2014 and the remainder in years after 2014. Interest expense on long-term debt, short-term debt and capital leases was  $182 million in 2010,  $166 million in 2009, and  $146 million in 2008.

On March 14, 2008, the Company entered into a commercial paper program (“the Program”).  Under the Program, the Company is authorized to sell from time to time short-term unsecured commercial paper notes up to a maximum of  $500 million.  The proceeds are used for general corporate purposes, including working capital, capital expenditures, acquisitions and share repurchases.  The Company uses the credit facility entered into in June 2007, as back-up liquidity to support the outstanding commercial paper.  If at any time funds are not available on favorable terms under the Program, the Company may use its credit facility for funding. In October 2008, the Company added an additional dealer to its Program. As of December 31, 2010, the Company had  $100 million in commercial paper outstanding, at a weighted average interest rate of 0.38%.

In June 2007, the Company amended and restated its five-year revolving credit and letter of credit agreement for  $1.75 billion, which permits up to  $1.25 billion to be used for letters of credit. The agreement includes options, which are subject to consent by the administrative agent and the committing bank, to increase the commitment amount up to  $2.0 billion and to extend the term of the agreement. The Company entered into the agreement for general corporate purposes, including the support for the issuance of commercial paper and to obtain statutory reserve credit for certain reinsurance arrangements. There were letters of credit issued in the amount of  $82 million as of December 31, 2010. As of December 31, 2010, the Company had an additional  $1.7 billion of borrowing capacity within the maximum debt leverage covenant in the line of credit agreement in addition to the  $2.8 billion of short-term and long-term debt outstanding.

Common and Preferred Stock	12 Months Ended
Dec. 31, 2010
Common And Preferred Stock [Abstract]
Common and preferred stock

Note 17 — Common and Preferred Stock

As of December 31, the Company had issued the following shares:

(Shares in thousands)	2010	2009
Common: Par value $0.25
600,000 shares authorized
Outstanding - January 1	274,257	271,036
Issued for stock option and other benefit plans	3,805	3,221
Repurchase of common stock	(6,182)	-
Outstanding - December 31	271,880	274,257
Treasury stock	79,066	76,689
Issued - December 31	350,946	350,946

The Company maintains a share repurchase program, which was authorized by its Board of Directors. The decision to repurchase shares depends on market conditions and alternative uses of capital. The Company has, and may continue from time to time, to repurchase shares on the open market through a Rule 10b5-1 plan that permits a company to repurchase its shares at times when it otherwise might be precluded from doing so under insider trading laws or because of self-imposed trading blackout periods.

The Company has authorized a total of 25 million shares of  $1 par value preferred stock. No shares of preferred stock were outstanding at December 31, 2010 or 2009.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss)
Accumulated Other Comprehensive Income (Loss) [Text Block]

Note 18 — Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

Changes in accumulated other comprehensive income (loss) were as follows:

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2010
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$319	$(109)	$210
Reclassification adjustment for (gains) included in shareholders' net income	(92)	32	(60)
Net unrealized appreciation, securities	$227	$(77)	$150
Net unrealized appreciation, derivatives	$8	$(2)	$6
Net translation of foreign currencies	$48	$(11)	$37
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$10	$(4)	$6
Net change arising from assumption and plan changes and experience	(311)	116	(195)
Net postretirement benefits liability adjustment	$(301)	$112	$(189)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2009
Net unrealized appreciation, securities:
Implementation effect of updated guidance on other-than-temporary impairments	$(27)	$9	$(18)
Net unrealized appreciation on securities arising during the year	843	(292)	551
Reclassification adjustment for (gains) included in net income	(14)	3	(11)
Net unrealized appreciation, securities	$802	$(280)	$522
Net unrealized depreciation, derivatives	$(30)	$13	$(17)
Net translation of foreign currencies	$76	$(28)	$48
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$7	$(3)	$4
Curtailment gain	(46)	16	(30)
Reclassification adjustment included in shareholders' net income	(39)	13	(26)
Net change arising from assumption and plan changes and experience	(107)	36	(71)
Net postretirement benefits liability adjustment	$(146)	$49	$(97)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2008
Net unrealized depreciation, securities:
Net unrealized depreciation on securities arising during the year	$(706)	$245	$(461)
Reclassification adjustment for losses included in net income	268	(94)	174
Net unrealized depreciation, securities	$(438)	$151	$(287)
Net unrealized appreciation, derivatives	$9	$(3)	$6
Net translation of foreign currencies	$(183)	$62	$(121)
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$21	$(7)	$14
Net change arising from assumption and plan changes and experience	(1,134)	397	(737)
Net postretirement benefits liability adjustment	$(1,113)	$390	$(723)

Note 19 — Shareholders' Equity and Dividend Restrictions

State insurance departments and foreign jurisdictions that regulate certain of the Company's subsidiaries prescribe accounting practices (which differ in some respects from GAAP) to determine statutory net income and surplus. The Company's life insurance and HMO company subsidiaries are regulated by such statutory requirements. The statutory net income for the years ended, and statutory surplus as of, December 31 of the Company's life insurance and HMO subsidiaries were as follows:

(In millions)	2010	2009	2008
Net income	$1,697	$1,088	$420
Surplus	$5,107	$4,728	$3,638

Shareholders Equity and Dividend Restrictions	12 Months Ended
Dec. 31, 2010
Shareholders Equity And Dividend Restrictions [Abstract]
Stockholders Equity And Dividend Restrictions Text Block

As of December 31, 2010, statutory surplus for each of the Company's life insurance and HMO subsidiaries is sufficient to meet the minimum required by regulators. As of December 31, 2010, the Company's life insurance and HMO subsidiaries had investments on deposit with state departments of insurance with statutory carrying values of  $319 million. The Company's life insurance and HMO subsidiaries are also subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) insurance companies may extend to the parent company without prior approval of regulatory authorities. The maximum dividend distribution that the Company's life insurance and HMO subsidiaries may make during 2011 without prior approval is approximately  $1.5 billion. Restricted net assets of the Company as of December 31, 2010, were approximately  $5 billion. One of the Company's life insurance subsidiaries is permitted to loan up to  $600 million to the parent company without prior approval.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 20 — Income Taxes

A. Income Tax Expense

The components of income taxes for the years ended December 31 were as follows:

(In millions)	2010	2009	2008
Current taxes
U.S. income	$267	$211	$255
Foreign income	45	48	57
State income	19	16	1
	331	275	313
Deferred taxes (benefits)
U.S. income	182	279	(224)
Foreign income	15	39	2
State income	(7)	1	1
	190	319	(221)
Total income taxes	$521	$594	$92

Total income taxes for the years ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

(In millions)	2010	2009	2008
Tax expense at nominal rate	$655	$664	$135
Tax-exempt interest income	(31)	(31)	(32)
Effect of permanently invested foreign earnings	(31)	(23)	-
Dividends received deduction	(3)	(3)	(3)
Resolution of federal tax matters	-	(27)	(1)
State income tax (net of federal income tax benefit)	9	12	1
Change in valuation allowance	(94)	(2)	(15)
Other	16	4	7
Total income taxes	$521	$594	$92

Effect of Permanently Invested Foreign Earnings

The Company has historically accrued U. S. income taxes on the undistributed earnings of its foreign subsidiaries. However, the Company recently began computing income taxes attributable to the South Korea and Hong Kong operations using the tax rates of the foreign jurisdictions, as compared to the higher U. S. statutory tax rate. This change, adopted in 2009 for South Korea and earlier in 2010 for Hong Kong, was based upon a determination that the prospective earnings of these operations would be permanently invested overseas.

As a result, shareholders' net income for the year ended December 31, 2010, increased by  $31 million, which included  $20 million relative to South Korea and  $11 million relative to Hong Kong. The Hong Kong amount includes  $6 million associated with first quarter transition. Shareholders' net income for the year ended December 31, 2009 increased by  $23 million, all attributable to South Korea. Permanent investment of foreign operation earnings has resulted in cumulative unrecognized deferred tax liabilities of  $54 million though December 31, 2010.

Change in Valuation Allowance

The decline in the valuation allowance primarily reflects the resolution of a disputed federal income tax matter. See the “Deferred Income Taxes” section of this footnote for further discussion.

B. Deferred Income Taxes

Deferred income tax assets and liabilities as of December 31 are shown below.

(In millions)	2010	2009
Deferred tax assets
Employee and retiree benefit plans	$746	$774
Investments, net	100	111
Other insurance and contractholder liabilities	391	430
Deferred gain on sale of business	58	67
Policy acquisition expenses	143	144
Loss carryforwards	76	104
Other accrued liabilities	107	111
Bad debt expense	18	16
Other	37	34
Deferred tax assets before valuation allowance	1,676	1,791
Valuation allowance for deferred tax assets	(23)	(116)
Deferred tax assets, net of valuation allowance	1,653	1,675
Deferred tax liabilities
Depreciation and amortization	314	291
Foreign operations, net	267	151
Unrealized appreciation on investments and foreign currency translation	290	204
Total deferred tax liabilities	871	646
Net deferred income tax assets	$782	$1,029

Management believes consolidated taxable income expected to be generated in the future will be sufficient to support realization of the Company's net deferred tax assets. This determination is based upon the Company's consistent overall earnings history and future earnings expectations. Other than deferred tax benefits attributable to operating loss carryforwards, there are no time constraints within which the Company's deferred tax assets must be realized. Federal operating losses of  $205 million were available to offset taxable income of the generating companies, and begin to expire in 2022. As of December 31, 2010, the Company had no foreign tax credit carryforwards.

The Company's deferred tax asset is net of a federal and state valuation allowance. The valuation allowance reflects management's assessment that certain deferred tax assets may not be realizable. As described above, the significant decline in the valuation allowance was primarily due to the resolution of a disputed federal income tax matter through an administrative appeals process, as well as an available tax planning strategy, which indicated that future recognition of the underlying operating loss in the run-off reinsurance operations is now more likely than not.

C. Uncertain Tax Positions

A reconciliation of unrecognized tax benefits for the years ended December 31 is as follows:

(In millions)	2010	2009	2008
Balance at January 1,	$214	$164	$260
Increase (decrease) due to prior year positions	(55)	5	(119)
Increase due to current year positions	34	76	34
Reduction related to settlements with taxing authorities	(13)	(28)	(5)
Reduction related to lapse of applicable statute
of limitations	(3)	(3)	(6)
Balance at December 31,	$177	$214	$164

Unrecognized tax benefits decreased during 2010 primarily due to the resolution of the disputed federal income tax matter for tax years 2005 and 2006 previously described as contributing to the decline in the valuation allowance.

The December 31, 2010 balance included  $29 million that would increase shareholders' net income if recognized. The Company has determined it is reasonably possible that within the next twelve months the level of unrecognized tax benefits could change significantly, subject to the development of IRS specific matters. These changes are not expected to have a material impact on shareholders' net income.

The Company classifies net interest expense on uncertain tax positions and any applicable penalties as a component of income tax expense, but excludes these amounts from the liability for uncertain tax positions. The Company's liability for net interest and penalties was  $14 million at December 31, 2010,  $13 million at December 31, 2009 and  $19 million at December 31, 2008. The 2009 decline included  $13 million associated with the completion of an IRS examination.

During the first quarter of 2009, the IRS completed its examination of the Company's 2005 and 2006 consolidated federal income tax returns, resulting in an increase to shareholders' net income of  $21 million ( $20 million in continuing operations and  $1 million in discontinued operations). The increase reflected a reduction in net unrecognized tax benefits of  $8 million, ( $17 million reported in income tax expense, partially offset by a  $9 million pre-tax charge) and a reduction of interest and penalties of  $13 million (reported in income tax expense).

D. Federal Income Tax Examinations, Litigation and Other Matters

One disputed matter remains unresolved related to the IRS examination of the 2003 and 2004 consolidated federal income tax returns and on June 4, 2009 the Company initiated litigation of this matter by filing a petition in the United States Tax Court. Due to the nature of the litigation process, timing of the resolution of this matter is uncertain. This same issue also remains unresolved in the IRS examination of the 2005 and 2006 consolidated federal income tax returns. Though the Company expects to prevail, unfavorable resolution of this litigation would result in a charge to shareholders' net income of up to  $22 million, representing net interest expense on the cumulative incremental tax for all affected years.

The IRS is currently in the latter stages of its examination of the Company's 2007 and 2008 consolidated federal income tax returns, which is expected to be completed in the first quarter of 2011. The Company conducts business in numerous states and foreign jurisdictions, and may be engaged in multiple audit proceedings at any given time. Generally, no further state or foreign audit activity for years prior to 2002 is expected.

The recently enacted Patient Protection & Affordable Care Act, including the Reconciliation Act of 2010, included provisions limiting the tax deductibility of certain future retiree benefit and compensation related payments that were earned after 2009. The effect of these provisions reduced shareholders' net income for the twelve months ended December 31, 2010 by  $10 million. The Company will continue to evaluate the tax effect of these provisions.

Employee Incentive Plans	12 Months Ended
Dec. 31, 2010
Employee Incentive Plans [Abstract]
Employee incentive plans

Note 21 — Employee Incentive Plans

The People Resources Committee (“the Committee”) of the Board of Directors awards stock options, restricted stock, deferred stock and, beginning in 2010, strategic performance shares to certain employees. To a very limited extent, the Committee has issued common stock instead of cash compensation and dividend equivalent rights as part of restricted and deferred stock units. The Company issues shares from Treasury stock for option exercises, awards of restricted stock and payment of deferred and restricted stock units.

Compensation cost and related tax benefits for these awards were as follows:

(In millions)	2010	2009	2008
Compensation cost	$49	$42	$41
Tax benefits	$12	$15	$14

The Company had the following number of shares of common stock available for award at December 31: 7.5 million in 2010, 23.3 million in 2009 and 28.5 million in 2008.

Stock options. The Company awards options to purchase the Company's common stock at the market price of the stock on the grant date. Options vest over periods ranging from one to five years and expire no later than 10 years after the grant date.

The table below shows the status of, and changes in, common stock options during the last three years:

(Options in thousands)	2010		2009		2008
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding - January 1	13,751	$29.34	12,258	$35.48	11,430	$32.69
Granted	1,846	$34.64	4,709	$14.15	2,311	$46.53
Exercised	(2,565)	$24.31	(1,167)	$25.32	(1,058)	$27.40
Expired or canceled	(939)	$30.86	(2,049)	$33.42	(425)	$40.67
Outstanding - December 31	12,093	$31.10	13,751	$29.34	12,258	$35.48
Options exercisable at year-end	7,656	$34.42	8,578	$33.53	8,687	$31.19

Compensation expense of  $18 million related to unvested stock options at December 31, 2010 will be recognized over the next two years (weighted average period).

The table below summarizes information for stock options exercised during the last three years:

(In millions)	2010	2009	2008
Intrinsic value of options exercised	$30	$7	$23
Cash received for options exercised	$62	$30	$26
Excess tax benefits realized from options exercised	$5	$-	$6

The following table summarizes information for outstanding common stock options at December 31, 2010:

(Dollars in millions, except per share	Options	Options
amounts)	Outstanding	Exercisable
Number (in thousands)	12,093	7,656
Total intrinsic value	$99	$44
Weighted average exercise price	$31.10	$34.42
Weighted average remaining
contractual life	5.8 years	4.3 years

The weighted average fair value of options granted under employee incentive plans was  $11.56 for 2010,  $4.60 for 2009 and  $14.33 for 2008, using the Black-Scholes option-pricing model and the following assumptions:

	2010	2009	2008
Dividend yield	0.1%	0.3%	0.1%
Expected volatility	40.0%	40.0%	35.0%
Risk-free interest rate	1.9%	1.6%	2.2%
Expected option life	4 years	4 years	4 years

The expected volatility reflects the Company's past daily stock price volatility. The Company does not consider volatility implied in the market prices of traded options to be a good indicator of future volatility because remaining maturities of traded options are less than one year. The risk-free interest rate is derived using the four-year U.S. Treasury bond yield rate as of the award date for the primary grant. Expected option life reflects the Company's historical experience.

Restricted stock. The Company awards restricted stock to its employees or directors with vesting periods ranging from two to five years. These awards are generally in one of two forms: restricted stock grants or restricted stock units. Restricted stock grants are the most widely used form of restricted stock awards and are used for substantially all U.S.-based employees receiving such awards. Recipients of restricted stock grants are entitled to earn dividends and to vote during the vesting period, but forfeit their awards if their employment terminates before the vesting date. Awards of restricted stock units are generally limited to international employees. A restricted stock unit represents a right to receive a common share of stock when the unit vests. Recipients of restricted stock units are entitled to receive hypothetical dividends, but cannot vote during the vesting period. They forfeit their units if their employment terminates before the vesting date.

The table below shows the status of, and changes in, restricted stock grants and units during the last three years:

(Awards in thousands)	2010		2009		2008
		Weighted		Weighted		Weighted
		Average Fair Value		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	4,113	$27.65	2,347	$40.53	2,482	$34.28
Awarded	1,155	$34.63	2,678	$18.14	820	$43.90
Vested	(541)	$40.87	(557)	$32.00	(760)	$23.81
Forfeited	(421)	$29.28	(355)	$33.79	(195)	$40.47
Outstanding - December 31	4,306	$27.70	4,113	$27.65	2,347	$40.53

The fair value of vested restricted stock was:  $18 million in 2010,  $10 million in 2009 and  $35 million in 2008.

At the end of 2010, approximately 3,000 employees held 4.3 million restricted stock grants and units with  $65 million of related compensation expense to be recognized over the next three years (weighted average period).

Strategic Performance Shares. The Company awards strategic performance shares to its executives generally with a performance period of three years. Strategic performance shares are divided into two broad groups: 50% are subject to a market condition (total shareholder return relative to industry peer companies) and 50% are subject to a performance conditions (revenue growth and cumulative adjusted net income). These targets are set by the Committee. At the end of the performance period, holders of strategic performance shares will be awarded anywhere from 0 to 200% of the original grant of strategic performance shares in CIGNA common stock.

The table below shows the status of, and changes in, strategic performance shares during 2010:

(Awards in thousands)	2010
		Weighted
		Average Fair Value
	Grants/Units	at Award Date
Outstanding - January 1	-	$-
Awarded	480	$34.73
Vested	-	$-
Forfeited	(50)	$34.65
Outstanding - December 31	430	$34.73

At the end of 2010, 61 employees held approximately 430,000 strategic performance shares and  $11 million of related compensation expense expected to be recognized over the next two years. For strategic performance shares subject to a performance condition, the amount of expense may vary based on actual performance in 2011 and 2012.

Leases Rentals and Outsourced Service Arrangements	12 Months Ended
Dec. 31, 2010
Leases Rentals And Outsourced Service Arrangements [Abstract]
Leases, rentals and outsourced service arrangements

Note 22 — Leases, Rentals and Outsourced Service Arrangements

Rental expenses for operating leases, principally for office space, amounted to  $127 million in 2010,  $138 million in 2009 and  $131 million in 2008. As of December 31, 2010, future net minimum rental payments under non-cancelable operating leases were approximately  $496 million, payable as follows (in millions):  $105 in 2011,  $93 in 2012,  $70 in 2013,  $56 in 2014,  $48 in 2015 and  $124 thereafter.

The Company also has several outsourced service arrangements with third parties, primarily for human resource and information technology support services. The initial service periods under these arrangements range from seven to eight years and their related costs are reported consistent with operating leases over the service period based on the pattern of use. The Company recorded in other operating expense  $114 million in 2010,  $115 million in 2009 and  $113 million in 2008 for these arrangements.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment Information [Text Block]

Note 23 ― Segment Information

The Company's operating segments generally reflect groups of related products, except for the International segment which is generally based on geography. In accordance with GAAP, operating segments that do not require separate disclosure were combined in “Other Operations”. The Company measures the financial results of its segments using “segment earnings (loss)”, which is defined as shareholders' income (loss) from continuing operations before after-tax realized investment results.

Consolidated pre-tax income from continuing operations is primarily attributable to domestic operations. Consolidated pre-tax income from continuing operations generated by the Company's foreign operations was approximately 13% in 2010, 9% in 2009 and 36% in 2008.

The Company determines segment earnings (loss) consistent with accounting policies used in preparing the consolidated financial statements, except that amounts included in Corporate are not allocated to segments. The Company allocates certain other operating expenses, such as systems and other key corporate overhead expenses, on systematic bases. Income taxes are generally computed as if each segment were filing a separate income tax return. The Company does not report total assets by segment since this is not a metric used to allocate resources or evaluate segment performance.

The Company presents segment information as follows:

Health Care includes medical, dental, behavioral health, prescription drug and other products and services that may be integrated to support consumer-focused health care programs. This segment also includes group disability and life insurance products that were historically sold in connection with certain experience-rated medical products.

Disability and Life includes group:

  disability insurance;
  life insurance;
  accident; and
  specialty insurance.

International includes:

  supplemental health, life and accident insurance products; and

  international health care products and services including those offered to expatriate employees of multinational corporations.

Run-off Reinsurance includes accident, workers' compensation, international life and health, GMDB and GMIB reinsurance businesses. The Company stopped underwriting new reinsurance business in 2000 and essentially exited the accident and workers' compensation business in 2010.

The Company also reports results in two other categories.

Other Operations consist of:

  corporate-owned life insurance (COLI);
  deferred gains recognized from the 1998 sale of the individual life insurance and annuity business and the 2004 sale of the retirement benefits business; and

  the run-off settlement annuity business.

Corporate reflects amounts such as interest expense on corporate debt and on uncertain tax positions, net investment income on investments not supporting segment operations, intersegment eliminations, compensation cost for stock options and certain corporate overhead expenses. Beginning in 2010, the Company began reporting the expense associated with its frozen pension plans in Corporate. Prior periods were not restated as the effect on prior periods was not material.

Summarized segment financial information for the years ended December 31 was as follows:

(In millions)	2010	2009	2008
Health Care
Premiums and fees:
Medical:
Guaranteed cost (1),(2)	$3,929	$3,380	$3,704
Experience-rated (2),(3)	1,823	1,699	1,953
Stop loss	1,287	1,274	1,197
Dental	804	731	785
Medicare	1,470	595	400
Medicare Part D	558	342	327
Other (4)	543	515	518
Total medical	10,414	8,536	8,884
Life and other non-medical	103	179	184
Total premiums	10,517	8,715	9,068
Fees (2),(5)	2,802	2,669	2,597
Total premiums and fees	13,319	11,384	11,665
Mail order pharmacy revenues	1,420	1,282	1,204
Other revenues	266	262	267
Net investment income	243	181	200
Segment revenues	$15,248	$13,109	$13,336
Income taxes	$476	$399	$352
Segment earnings	$861	$731	$664

(1) Includes guaranteed cost premiums primarily associated with open access and commercial HMO, as well as other risk-related products.
(2) Premiums and/or fees associated with certain specialty products are also included.
(3) Includes minimum premium arrangements with a risk profile similar to experience-rated funding arrangements. The risk portion of minimum premium revenue is reported in experience-rated medical premium whereas the self funding portion of minimum premium revenue is recorded in fees. Also includes certain non-participating cases for which special customer level reporting of experience is required.
(4) Other medical premiums include risk revenue for specialty products.
(5) Represents administrative service fees for medical members and related specialty product fees for non-medical members as well as fees related to Medicare Part D of $57 million in 2010, $41 million in 2009 and $69 million in 2008.

(In millions)	2010	2009	2008
Disability and Life
Premiums and fees:
Life	$1,238	$1,301	$1,261
Disability	1,167	1,057	1,004
Other	262	276	297
Total	2,667	2,634	2,562
Other revenues	123	113	117
Net investment income	261	244	256
Segment revenues	$3,051	$2,991	$2,935
Income taxes	$120	$109	$109
Segment earnings	$291	$284	$273
International
Premiums and fees:
Health Care	$1,037	$884	$856
Supplemental Health, Life, and Accident	1,231	998	1,014
Total	2,268	1,882	1,870
Other revenues	31	22	18
Net investment income	82	69	79
Segment revenues	$2,381	$1,973	$1,967
Income taxes	$95	$70	$104
Equity in income of investees	$14	$11	$8
Segment earnings	$243	$183	$182
Run-off Reinsurance
Premiums and fees and other revenues	$(133)	$(254)	$374
Net investment income	114	113	104
Segment revenues	$(19)	$(141)	$478
Income taxes (benefits)	$(136)	$93	$(375)
Segment earnings (loss)	$26	$185	$(646)
Other Operations
Premiums and fees and other revenues	$174	$176	$184
Net investment income	404	407	414
Segment revenues	$578	$583	$598
Income taxes	$39	$31	$43
Segment earnings	$85	$86	$87
Corporate
Other revenues and eliminations	$(62)	$(58)	$(53)
Net investment income	1	-	10
Segment revenues	$(61)	$(58)	$(43)
Income tax benefits	$(98)	$(91)	$(81)
Segment loss	$(211)	$(142)	$(162)
Realized investment gains (losses)
Realized investment gains (losses)	$75	$(43)	$(170)
Income taxes (benefits)	25	(17)	(60)
Realized investment gains (losses),
net of taxes and noncontrolling interest	$50	$(26)	$(110)
Total
Premiums and fees and other revenues	$18,653	$16,161	$17,004
Mail order pharmacy revenues	1,420	1,282	1,204
Net investment income	1,105	1,014	1,063
Realized investment gains (losses)	75	(43)	(170)
Total revenues	$21,253	$18,414	$19,101
Income taxes	$521	$594	$92
Segment earnings	$1,295	$1,327	$398
Realized investment gains (losses),
net of taxes and noncontrolling interest	$50	$(26)	$(110)
Shareholders' income from continuing operations	$1,345	$1,301	$288

Premiums and fees, mail order pharmacy revenues and other revenues by product type were as follows for the years ended December 31:

(In millions)	2010	2009	2008
Medical	$14,253	$12,089	$12,337
Disability	1,162	1,063	994
Supplemental Health, Life, and Accident	2,839	2,748	2,766
Mail order pharmacy	1,420	1,282	1,204
Other	399	261	907
Total	$20,073	$17,443	$18,208

Concentration of risk.  For the Company's International segment, South Korea is the single largest geographic market. South Korea generated 32% of the segment's revenues and 49% of the segment's earnings in 2010. South Korea generated 29% of the segment's revenues and 49% of the segment's earnings in 2009. Due to the concentration of business in South Korea, the International segment is exposed to potential losses resulting from economic and geopolitical developments in that country, as well as foreign currency movements affecting the South Korean currency, which could have a significant impact on the segment's results and the Company's consolidated financial results.

Contingencies and Other Matters	12 Months Ended
Dec. 31, 2010
Contingencies And Other Matters [Abstract]
Contingencies and Other Matters

Note 24 ― Contingencies and Other Matters

The Company, through its subsidiaries, is contingently liable for various guarantees provided in the ordinary course of business.

A. Financial Guarantees Primarily Associated with the Sold Retirement Benefits Business

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. The Company records separate account liabilities equal to separate account assets.  In certain cases, primarily associated with the sold retirement benefits business (which was sold in April 2004), the Company guarantees a minimum level of benefits for retirement and insurance contracts, written in separate accounts.  The Company establishes an additional liability if management believes that the Company will be required to make a payment under these guarantees.

The Company guarantees that separate account assets will be sufficient to pay certain retiree or life benefits.  The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations.  This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes.  If employers do not maintain the required levels of separate account assets, the Company or an affiliate of the buyer has the right to redirect the management of the related assets to provide for benefit payments.  As of December 31, 2010, employers maintained assets that exceeded the benefit obligations. Benefit obligations under these arrangements were  $1.3 billion as of December 31, 2010.  As of December 31, 2010, approximately 75% of these guarantees are reinsured by an affiliate of the buyer of the retirement benefits business. The remaining guarantees are provided by the Company with minimal reinsurance from third parties. There were no additional liabilities required for these guarantees as of December 31, 2010.  Separate account assets supporting these guarantees are classified in Levels 1 and 2 of the GAAP fair value hierarchy.  See Note 11 for further information on the fair value hierarchy.

The Company does not expect that these financial guarantees will have a material effect on the Company's consolidated results of operations, liquidity or financial condition.

B. Guaranteed Minimum Income Benefit Contracts

The Company's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured minimum income benefits under certain variable annuity contracts issued by other insurance companies.  A contractholder can elect the guaranteed minimum income benefit (“GMIB”) within 30 days of any eligible policy anniversary after a specified contractual waiting period. The Company's exposure arises when the guaranteed annuitization benefit exceeds the annuitization benefit based on the policy's current account value.  At the time of annuitization, the Company pays the excess (if any) of the minimum benefit guaranteed under the contract over the benefit based on the current account value in a lump sum to the direct writing insurance company.

In periods of declining equity markets or declining interest rates, the Company's GMIB liabilities increase.  Conversely, in periods of rising equity markets and rising interest rates, the Company's liabilities for these benefits decrease.

The Company estimates the fair value of the GMIB assets and liabilities using assumptions for market returns and interest rates, volatility of the underlying equity and bond mutual fund investments, mortality, lapse, annuity election rates, non-performance risk, and risk and profit charges.  See Note 11 for additional information on how fair values for these liabilities and related receivables for retrocessional coverage are determined.

The Company is required to disclose the maximum potential undiscounted future payments for GMIB contracts.  Under these guarantees, the future payment amounts are dependent on equity and bond fund market and interest rate levels prior to and at the date of annuitization election, which must occur within 30 days of a policy anniversary, after the appropriate waiting period.  Therefore, the future payments are not fixed and determinable under the terms of the contract.  Accordingly, the Company has estimated the maximum potential undiscounted future payments using hypothetical adverse assumptions, defined as follows:

  no annuitants surrendered their accounts;
  all annuitants lived to elect their benefit;
  all annuitants elected to receive their benefit on the next available date (2011 through 2017); and
  all underlying mutual fund investment values remained at the December 31, 2010 value of  $1.3 billion with no future returns.

The maximum potential undiscounted payments that the Company would make under those assumptions would aggregate  $1.1 billion before reinsurance recoveries.  The Company expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.  The Company has retrocessional coverage in place from two external reinsurers which covers 55% of the exposures on these contracts.  The Company bears the risk of loss if its retrocessionaires do not meet or are unable to meet their reinsurance obligations to the Company.

C. Certain Other Guarantees

The Company had indemnification obligations to lenders of up to  $168 million as of December 31, 2010 related to borrowings by certain real estate joint ventures which the Company either records as an investment or consolidates. These borrowings, which are nonrecourse to the Company and are secured by the joint ventures' real estate properties with fair values in excess of the loan amounts and mature at various dates beginning in 2011 through 2017.  The Company's indemnification obligations would require payment to lenders for any actual damages resulting from certain acts such as unauthorized ownership transfers, misappropriation of rental payments by others or environmental damages.  Based on initial and ongoing reviews of property management and operations, the Company does not expect that payments will be required under these indemnification obligations.  Any payments that might be required could be recovered through a refinancing or sale of the assets.  In some cases, the Company also has recourse to partners for their proportionate share of amounts paid.  There were no liabilities required for these indemnification obligations as of December 31, 2010.

As part of the reinsurance and administrative service arrangements, the Company pays claims for the group medical and long-term disability business of Great-West Healthcare and collects related amounts due from their third-party reinsurers. Any uncollected amounts will represent additional assumed liabilities of the Company and decrease its shareholders' net income if and when these amounts are determined uncollectible. At December 31, 2010, there were no receivables recorded for paid claims due from third-party reinsurers for this business and unpaid claims related to this business were estimated at  $19 million.

As of December 31, 2010, the Company guaranteed that it would compensate the lessors for a shortfall of up to  $44 million in the market value of certain leased equipment at the end of each lease.  Guarantees of  $28 million expire in 2012 and  $16 million expire in 2016.  The Company had recorded additional liabilities for these guarantees of  $11 million as of December 31, 2010.

The Company had indemnification obligations as of December 31, 2010 in connection with acquisition and disposition transactions.  These indemnification obligations are triggered by the breach of representations or covenants provided by the Company, such as representations for the presentation of financial statements, the filing of tax returns, compliance with law or the identification of outstanding litigation.  These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation.  In some cases, the maximum potential amount due is subject to contractual limitations based on a percentage of the transaction purchase price, while in other cases limitations are not specified or applicable.  The Company does not believe that it is possible to determine the maximum potential amount due under these obligations, since not all amounts due under these indemnification obligations are subject to limitation.  There were no liabilities required for these indemnification obligations as of December 31, 2010.

The Company has agreements with certain banks that provide banking services to settle claim checks processed by the Company for administrative services only and certain minimum premium customers. The customers are responsible for adequately funding their accounts as claim checks are presented for payment. Under these agreements, the Company guarantees that the banks will not incur a loss if a customer fails to properly fund its account. The amount of the guarantee fluctuates daily. As of December 31, 2010, the aggregate maximum exposure under these guarantees was approximately  $366 million and there were no liabilities required. After-tax charges related to these guarantees were approximately  $3 million for the year ended December 31, 2010 and there were no charges in 2009. Through February 1, 2011, the exposure that existed at December 31, 2010 has been reduced by approximately 92% through customers' funding of claim checks when presented for payment. In addition, the Company can limit its exposure under these guarantees by suspending claim payments for any customer who has not adequately funded their bank account.

The Company contracts on an administrative services only basis with customers who fund their own claims. The Company charges these customers administrative fees based on the expected cost of administering their self-funded programs. In some cases, the Company provides performance guarantees associated with meeting certain service related and other performance standards. If these standards are not met, the Company may be financially at risk up to a stated percentage of the contracted fee or a stated dollar amount. The Company establishes liabilities for estimated payouts associated with these guarantees. Approximately 13% of these reported fees were at risk for the periods reported, with actual reimbursements of generally less than 1% of these reported fees in 2010, 2009, and 2008.

The Company does not expect that these certain other guarantees will have a material adverse effect on the Company's consolidated results of operations, liquidity or financial condition.

D. Regulatory and Industry Developments

Employee benefits regulation.  The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the Federal Departments of Health and Human Services, Labor and Justice, as well as the courts.  Regulation and judicial decisions have resulted in changes to industry and the Company's business practices and will continue to do so in the future.  In addition, the Company's subsidiaries are routinely involved with various claims, lawsuits and regulatory and IRS audits and investigations that could result in financial liability, changes in business practices, or both.  Health care regulation in its various forms could have an adverse effect on the Company's health care operations if it inhibits the Company's ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

Other possible regulatory and legislative changes or judicial decisions that could have an adverse effect on the Company's employee benefits businesses include:

  additional mandated benefits or services that increase costs;
  legislation that would grant plan participants broader rights to sue their health plans;
  changes in public policy and in the political environment, which could affect state and federal law, including legislative and regulatory proposals related to health care issues, which could increase cost and affect the market for the Company's health care products and services; and pension legislation, which could increase pension cost;
  changes in Employee Retirement Income Security Act of 1974 (“ERISA”) regulations resulting in increased administrative burdens and costs;
  additional restrictions on the use of prescription drug formularies and rulings from pending purported class action litigation, which could result in adjustments to or the elimination of the average wholesale price or “AWP” of pharmaceutical products as a benchmark in establishing certain rates, charges, discounts, guarantees and fees for various prescription drugs;
  additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease and disability management;
  additional variations among state laws mandating the time periods and administrative processes for payment of health care provider claims;
  legislation that would exempt independent physicians from antitrust laws; and
  changes in federal tax laws, such as amendments that could affect the taxation of employer provided benefits.

The employee benefits industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

Guaranty fund assessments. The Company operates in a regulatory environment that may require the Company to participate in assessments under state insurance guaranty association laws. The Company's exposure to assessments is based on its share of business it writes in the relevant jurisdictions for certain obligations of insolvent insurance companies to policyholders and claimants. For the years ended December 31, 2010, 2009 and 2008, charges related to guaranty fund assessments were not material to the Company's results of operations.

The Company is aware of an insurer that is in rehabilitation, an intermediate action before insolvency. As of December 31, 2010, the regulator had petitioned the state court for liquidation and the Company believes it is likely that the state court will rule on insolvency for this insurer within the next twelve months. If the insurer is declared insolvent and placed in liquidation, the Company and other insurers may be required to pay a portion of policyholder claims through guaranty fund assessments from various states in which the Company's insurance subsidiaries write premiums. Based on current information available, which is subject to change, the Company has estimated that potential future assessments could decrease its future results of operations by up to  $40 million after-tax. The ultimate amount and timing of any future charges for this potential insolvency will depend on several factors, including the declaration of insolvency and the amount of the potential insolvency, the basis, amount and timing of associated estimated future guaranty fund assessments and the availability and amount of any potential premium tax and other offsets. Cash payments, if any, by the Company's insurance subsidiaries are likely to extend over several years. The Company will continue to monitor the outcome of the court's deliberations and may record a liability and expense in a future reporting period.

E. Litigation and Other Legal Matters

The Company is routinely involved in numerous claims, lawsuits, regulatory and IRS audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs including payments to providers and benefit level disputes. Litigation of income tax matters is accounted for under FASB's accounting guidance for uncertainty in income taxes. Further information can be found in Note 20. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously.

In accordance with applicable accounting guidance, when litigation and regulatory matters present loss contingencies that are both probable and estimable, the Company accrues the estimated loss by a charge to income. In such cases, there may also be an exposure to loss in excess of the amounts accrued. If it is reasonably possible that a material adverse outcome could develop in excess of any amounts accrued, the matter is disclosed. In many proceedings, however, it is inherently difficult to determine whether any loss is probable or even possible or to estimate the amount of any loss. As a litigation or regulatory matter develops, the Company monitors the matter for further developments that could affect the amount previously accrued, if any, and updates such amount accrued or disclosures previously provided as appropriate.

Based upon its current knowledge, and taking into consideration its current accruals, the Company believes that the legal actions, proceedings and investigations currently pending against it should not have a material adverse effect on the Company's results of operation, financial condition or liquidity other than possibly the matters referred to in the following paragraphs. However, in light of the uncertainties involved in these matters, there is no assurance that their ultimate resolution will not exceed the amounts currently accrued by the Company and that an adverse outcome in one or more of these matters could be material to the Company's financial statements, results of operation, financial condition or liquidity for any particular period.

Broker compensation. Beginning in 2004, the Company, other insurance companies and certain insurance brokers received subpoenas and inquiries from various regulators, including the New York and Connecticut Attorneys General, the Florida Office of Insurance Regulation, the U.S. Attorney's Office for the Southern District of California and the U.S. Department of Labor relating to their investigations of insurance broker compensation. CIGNA cooperated with the inquiries and investigations.

On August 1, 2005, two CIGNA subsidiaries, Connecticut General Life Insurance Company and Life Insurance Company of North America, were named as defendants in a multi-district litigation proceeding, In re Insurance Brokerage Antitrust Litigation, consolidated in the United States District Court for the District of New Jersey. The complaint alleges that brokers and insurers conspired to hide commissions, thus increasing the cost of employee benefit plans, and seeks treble damages and injunctive relief. Numerous insurance brokers and other insurance companies are named as defendants. In 2008, the court ordered the clerk to enter judgment against plaintiffs and in favor of the defendants. Plaintiffs appealed. On August 16, 2010, the Third Circuit Court of Appeals affirmed that decision as to employee benefit companies. No appeal was taken. On September 27, 2010, the District Court entered final judgment against plaintiffs consistent with the Third Circuit Court of Appeals' opinion. Accordingly, the risk of loss is immaterial. This matter is closed and will no longer be reported.

Amara cash balance pension plan litigation. On December 18, 2001, Janice Amara filed a class action lawsuit, captioned Janice C. Amara, Gisela R. Broderick, Annette S. Glanz, individually and on behalf of all others similarly situated v. CIGNA Corporation and CIGNA Pension Plan, in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan affected by the 1998 conversion to a cash balance formula. The plaintiffs allege various ERISA violations including, among other things, that the Plan's cash balance formula discriminates against older employees; the conversion resulted in a wear away period (during which the pre-conversion accrued benefit exceeded the post-conversion benefit); and these conditions are not adequately disclosed in the Plan.

In 2008, the court issued a decision finding in favor of CIGNA Corporation and the CIGNA Pension Plan on the age discrimination and wear away claims. However, the court found in favor of the plaintiffs on many aspects of the disclosure claims and ordered an enhanced level of benefits from the existing cash balance formula for the majority of the class, requiring class members to receive their frozen benefits under the pre-conversion CIGNA Pension Plan and their accrued benefits under the post-conversion CIGNA Pension Plan. The court also ordered, among other things, pre-judgment and post-judgment interest. Both parties appealed the court's decisions to the United States Court of Appeals for the Second Circuit which issued a decision on October 6, 2009 affirming the District Court's judgment and order on all issues. On January 4, 2010, the Company and the plaintiffs filed separate petitions for a writ of certiorari to the United States Supreme Court. CIGNA's petition was granted on June 28, 2010 and was argued on November 30, 2010. The United States Supreme Court held the plaintiffs' petition for writ of certiorari and the Company expects it to be disposed of when an opinion is issued. The implementation of the judgment is currently stayed. The Company will continue to vigorously defend itself in this case. As of December 31, 2010, the Company is carrying a liability of  $82 million pre-tax ( $53 million after-tax), which principally reflects the Company's best estimate of the liabilities related to the court order.

Ingenix. On February 13, 2008, State of New York Attorney General Andrew M. Cuomo announced an industry-wide investigation into the use of data provided by Ingenix, Inc., a subsidiary of UnitedHealthcare, used to calculate payments for services provided by out-of-network providers. The Company received four subpoenas from the New York Attorney General's office in connection with this investigation and responded appropriately. On February 17, 2009, the Company entered into an Assurance of Discontinuance resolving the investigation. In connection with the industry-wide resolution, the Company contributed  $10 million to the establishment of a new non-profit company that will compile and provide the data currently provided by Ingenix. In addition, on March 28, 2008, the Company received a voluntary request for production of documents from the Connecticut Attorney General's office seeking certain out-of-network claim payment information. The Company has responded appropriately. Since January 2009, the Company has received and responded to inquiries regarding the use of Ingenix data from the Illinois and Texas Attorneys General and the Departments of Insurance in Illinois, Florida, Vermont, Georgia, Pennsylvania, Connecticut, and Alaska.

The Company was named as a defendant in a number of putative nationwide class actions asserting that due to the use of data from Ingenix, Inc., the Company improperly underpaid claims, an industry-wide issue. Three actions were brought on behalf of members, (Franco v. CIGNA Corp. et al., Chazen v. CIGNA Corp. et al and Nelson v. Connecticut General Life Insurance Co. et al.), and three remaining actions were brought on behalf of providers, (American Medical Association et al. v. CIGNA Corp. et al., Shiring et al. v. CIGNA Corp. et al.; and North Peninsula Surgical Center v. Connecticut General Life Insurance Co. et al.), all of which were consolidated into the Franco case pending in the United States District Court for the District of New Jersey. The consolidated amended complaint, filed on August 7, 2009, asserts claims under ERISA, the RICO statute, the Sherman Antitrust Act and New Jersey state law. CIGNA filed a motion to dismiss the consolidated amended complaint on September 9, 2009, which is fully briefed and pending. Plaintiffs filed a motion for class certification on May 28, 2010, which is also fully briefed and pending. Fact and expert discovery have been completed.

On June 9, 2009, CIGNA filed motions in the United States District Court for the Southern District of Florida to enforce a previous settlement, In re Managed Care Litigation, by enjoining the RICO and antitrust causes of action asserted by the provider and medical association plaintiffs in the Ingenix litigation on the ground that they arose prior to and were released in the prior settlement. On November 30, 2009, the Court granted the motions and ordered the provider and association plaintiffs to withdraw their RICO and antitrust claims from the Ingenix litigation by December 21, 2009. The plaintiffs filed notices of appeal with the United States Court of Appeals for the Eleventh Circuit on December 10 and 11, 2009. On April 21, 2010 and June 16, 2010, the appeals were dismissed for lack of appellate jurisdiction. Plaintiffs' motion for reconsideration was denied on August 18, 2010.

It is reasonably possible that others could initiate additional litigation or additional regulatory action against the Company with respect to use of data provided by Ingenix, Inc. The Company denies the allegations asserted in the investigations and litigation and will vigorously defend itself in these matters.

Due to numerous uncertain and unpredictable factors presented in these cases, including the lack of any clear basis to determine whether and to what extent the claimants have been injured, it is not possible to estimate a range of loss at this time.

In its Form 10-Q for the quarter ended September 30, 2010, CIGNA described the Managed Care cases. The Company believes that any remaining liabilities related to the unresolved Managed Care cases are immaterial to the Company's results of operation, financial condition or liquidity.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data Disclosure [Abstract]
Quarterly Financial Information Text Block

Quarterly Financial Data (unaudited)

       The following unaudited quarterly financial data is presented on a consolidated basis for each of the years ended December 31, 2010 and 2009. Quarterly financial results necessarily rely heavily on estimates. This and certain other factors, such as the seasonal nature of portions of the insurance business, suggest the need to exercise caution in drawing specific conclusions from quarterly consolidated results.

(In millions, except per share amounts)				Three Months Ended
	March 31		June 30			Sept. 30		Dec. 31
Consolidated Results
2010
Total revenues		$5,205		$5,353		$5,266		$5,429
Income from continuing operations before income taxes		422		439		464		545
Shareholders' net income		283	(1)	294	(2)	307	(3)	461	(4)
Shareholders' net income per share:	1
Basic		1.03		1.07		1.13		1.71
Diluted		1.02		1.06		1.13		1.69
2009
Total revenues		$4,773		$4,488		$4,517		$4,636
Income from continuing operations before income taxes		273		630		487		508
Shareholders' net income (loss)		208	(5)	435	(6)	329	(7)	330	(8)
Shareholders' net income (loss) per share:
Basic		0.76		1.59		1.20		1.20
Diluted		0.76		1.58		1.19		1.19
Stock and Dividend Data
2010
Price range of common stock — high		$39.26		$37.61		$36.03		$38.53
— low		$32.00		$30.78		$29.12		$34.33
Dividends declared per common share		$0.040		$-		$-		$-
2009
Price range of common stock — high		$23.06		$25.60		$33.00		$38.12
— low		$12.68		$16.84		$23.10		$26.83
Dividends declared per common share		$0.040		$-		$-		$-

(1)       The first quarter of 2010 includes an after-tax gain of  $5 million for the GMIB business.

(2)       The second quarter of 2010 includes an after-tax loss of  $104 million for the GMIB business.

(3)       The third quarter of 2010 includes an after-tax loss of  $10 million for the GMIB business.

(4)       The fourth quarter of 2010 includes an after-tax gain of  $85 million for the GMIB business, an after-tax charge of  $20 million for the loss on a reinsurance transaction, a net tax benefit of  $101 million related to the resolution of a Federal tax matter, and an after-tax charge of  $39 million related to the early extinguishment of debt.

(5)       The first quarter of 2009 includes an after-tax gain of  $23 million for the GMIB business, an after-tax benefit of  $20 million associated        with the completion of the 2005 and 2006 IRS examinations and an after-tax charge of  $47 million to strengthen GMDB reserves.

(6)       The second quarter of 2009 includes an after-tax gain of  $110 million for the GMIB business, an after-tax benefit of  $30 million associated with a pension curtailment gain, and an after-tax charge of  $9 million for the cost reduction program.

(7)       The third quarter of 2009 includes an after-tax gain of  $16 million for the GMIB business and an after-tax charge of  $7 million for the cost reduction program.

(8)       The fourth quarter of 2009 includes an after-tax gain of  $60 million for the GMIB business and an after-tax charge of  $13 million for the        cost reduction program.

Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2010
Condensed Financial Information Of Parent Company Only Disclosure [Abstract]
Condensed Financial Information Of Parent Company Only Disclosure Text Block
CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE I
SUMMARY OF INVESTMENTS-OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2010
(in millions)

			Amount at
			which shown in
		Fair	the Consolidated
Type of Investment	Cost	Value	Balance Sheet

Fixed maturities:
Bonds:
United States government and government
agencies and authorities	$459	$687	$687
States, municipalities and political subdivisions	2,305	2,467	2,467
Foreign governments	1,109	1,169	1,169
Public utilities	88	93	93
All other corporate bonds	8,801	9,516	9,516
Asset backed securities:
United States government agencies mortgage-backed	9	10	10
Other mortgage-backed	81	88	88
Other asset-backed	569	656	656
Redeemable preferred stocks	24	23	23
Total fixed maturities	13,445	14,709	14,709

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	27	32	32
Non redeemable preferred stocks	117	95	95
Total equity securities	144	127	127

Commercial mortgage loans on real estate	3,486		3,486
Policy loans	1,581		1,581
Real estate investments	112		112
Other long-term investments	705		759
Short-term investments	174		174

Total investments	$19,647		$20,948

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
STATEMENTS OF INCOME
(in millions)

	For the year ended
	December 31,
	2010	2009	2008

Operating expenses:
Interest	$176	$160	$140
Intercompany interest	26	80	220
Other	129	68	108
Total operating expenses	331	308	468
Loss before income taxes	(331)	(308)	(468)
Income tax benefit	(106)	(118)	(161)
Loss of parent company	(225)	(190)	(307)
Equity in income of subsidiaries from continuing operations	1,570	1,491	595
Shareholders' income from continuing operations	1,345	1,301	288
Income from discontinued operations, net of taxes	-	1	4
Shareholders' net income	$1,345	$1,302	$292

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
BALANCE SHEETS
(in millions)

	As of December 31,
	2010		2009

Assets:
Investments in subsidiaries		$14,384		$13,674
Other assets		568		586
Total assets		$14,952		$14,260

Liabilities:
Intercompany		$3,718		$4,517
Short-term debt		548		100
Long-term debt		2,180		2,347
Other liabilities		1,861		1,879
Total liabilities		8,307		8,843

Shareholders' Equity:
Common stock (shares issued, 351; authorized, 600)		88		88
Additional paid-in capital		2,534		2,514
Net unrealized appreciation — fixed maturities	$529		$378
Net unrealized appreciation — equity securities	3		4
Net unrealized depreciation — derivatives	(24)		(30)
Net translation of foreign currencies	25		(12)
Postretirement benefits liability adjustment	(1,147)		(958)
Accumulated other comprehensive loss		(614)		(618)
Retained earnings		9,879		8,625
Less treasury stock, at cost		(5,242)		(5,192)
Total shareholders' equity		6,645		5,417
Total liabilities and shareholders' equity		$14,952		$14,260

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)
STATEMENTS OF CASH FLOWS
(in millions)

	For the year ended
	December 31,
	2010	2009	2008

Cash Flows from Operating Activities:
Shareholders' Net Income	$1,345	$1,302	$292
Adjustments to reconcile shareholders' net income
to net cash provided by operating activities:
Equity in income of subsidiaries	(1,574)	(1,494)	(595)
(Income) from discontinued operations	-	(1)	(4)
Dividends received from subsidiaries	1,050	650	535
Other liabilities	(294)	(401)	74
Other, net	162	356	(116)
Net cash provided by operating activities	689	412	186

Cash Flows from Financing Activities:
Net change in intercompany debt	(816)	(579)	(426)
Net change in short-term debt	-	(199)	299
Net proceeds on issuance of long-term debt	543	346	297
Repayment of long-term debt	(268)	-	-
Issuance of common stock	64	30	37
Common dividends paid	(11)	(11)	(14)
Repurchase of common stock	(201)	-	(378)
Net cash used in financing activities	(689)	(413)	(185)
Net increase (decrease) in cash and cash equivalents	-	(1)	1
Cash and cash equivalents, beginning of year	-	1	-
Cash and cash equivalents, end of year	$-	$-	$1

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE II
CONDENSED FINANCIAL INFORMATION OF CIGNA CORPORATION
(REGISTRANT)

NOTES TO CONDENSED FINANCIAL STATEMENTS

       The accompanying condensed financial statements should be read in conjunction with the Consolidated Financial Statements and the accompanying notes thereto in the Annual Report on Form 10-K.

Note 1—For purposes of these condensed financial statements, CIGNA Corporation's (the Company) wholly owned and majority owned subsidiaries are recorded using the equity basis of accounting. Certain reclassifications have been made to prior years' amounts to conform to the 2010 presentation.

Note 2—Short-term and long-term debt consisted of the following at December 31:

On December 1, 2010 the Company offered to settle its 8.5% Notes due 2019, including accrued interest from November 1 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year treasury rate plus a fixed spread of 100 basis points. The tender offer priced at a yield of 4.128% and principal of  $99 million was tendered, with  $251 million remaining outstanding. The Company paid  $130 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of  $21 million.

On December 9, 2010 the Company offered to settle its 6.35% Notes due 2018, including accrued interest from September 16 through the settlement date. The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10-year treasury rate plus a fixed spread of 45 basis points. The tender offer priced at a yield of 3.923% and principal of  $169 million was tendered, with  $131 million remaining outstanding. The Company paid  $198 million, including accrued interest and expenses, to settle the Notes, resulting in an after-tax loss on early debt extinguishment of  $18 million.

On December 8, 2010, the Company issued  $250 million of 4.375% Notes ( $249 million net of debt discount, with an effective interest rate of 5.1%). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. Interest is payable on June 15 and December 15 of each year beginning in 2010. These Notes will mature on December 15, 2020. The proceeds of this debt were used to fund the tender offer for the 8.5% Senior Notes due 2019 and the 6.35% Senior Notes due 2018 described above.

(In millions)	December 31, 2010	December 31, 2009
Short-term:
Commercial Paper	$100	$100
Current maturities of long-term debt	448	-
Total short-term debt	$548	$100
Long-term:
Uncollateralized debt:
7% Notes due 2011	$-	$222
6.375% Notes due 2011	-	226
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	300
8.5% Notes due 2019	251	349
4.38% Notes due 2020	249	-
5.13% Notes due 2020	299	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875 % Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
Total long-term debt	$2,180	$2,347

During 2010, the 7% Notes and 6.375% Notes due 2011 were reclassified into current maturities of long-term debt since they will mature in less than one year.

On May 12, 2010, the Company issued  $300 million of 5.125% Notes ( $299 million, net of debt discount, with an effective interest rate of 5.36% per year). Interest is payable on June 15 and December 15 of each year beginning December 15, 2010. These Notes will mature on June 15, 2020. The proceeds of this debt were used for general corporate purposes.

On May 4, 2009 the Company issued  $350 million of 8.5% Notes ( $349 million, net of debt discount, with an effective interest rate of 9.90% per year). The difference between the stated and effective interest rates primarily reflects the effect of treasury locks. Interest is payable on May 1 and November 1 of each year beginning November 1, 2009. These Notes will mature on May 1, 2019. As described above, a portion of these Notes were settled in 2010 through a tender offer.

The Company may redeem the Notes issued in May of 2010 and 2009, at any time, in whole or in part, at a redemption price equal to the greater of:

  100% of the principal amount of the Notes to be redeemed; or
  the present value of the remaining principal and interest payments on the Notes being redeemed discounted at the applicable Treasury Rate plus 25 basis points 4.375% and 5.125% Notes due 2020 and 50 basis points for the 8.5% Notes due 2019.

Maturities of debt are as follows (in millions):  $448 in 2011, none in 2012, 2013 and 2014 and the remainder in years after 2014. Interest expense on short-term and long-term debt was  $176 million in 2010,  $160 million in 2009, and  $140 million in 2008.

Interest paid on short-term and long-term debt amounted to  $175 million,  $153 million and  $135 million for 2010, 2009 and 2008, respectively.

On March 14, 2008, the Company entered into a commercial paper program (“the Program”). Under the Program, the Company is authorized to sell from time to time short-term unsecured commercial paper notes up to a maximum of  $500 million. The proceeds are used for general corporate purposes, including working capital, capital expenditures, acquisitions and share repurchases. The Company uses the credit facility entered into in June 2007, as back-up liquidity to support the outstanding commercial paper. If at any time funds are not available on favorable terms under the Program, the Company may use its credit facility for funding. In October 2008, the Company added an additional dealer to its Program. As of December 31, 2010, the Company had  $100 million in commercial paper outstanding, at a weighted average interest rate of 0.38%, used for corporate purposes.

In June 2007, the Company amended and restated its five-year revolving credit and letter of credit agreement for  $1.75 billion, which permits up to  $1.25 billion to be used for letters of credit. The agreement includes options, which are subject to consent by the administrative agent and the committing bank, to increase the commitment amount up to  $2.0 billion and to extend the term of the agreement. The Company entered into the agreement for general corporate purposes, including the support for the issuance of commercial paper and to obtain statutory reserve credit for certain reinsurance arrangements. There were letters of credit issued in the amount of  $82 million as of December 31, 2010. As of December 31, 2010, the Company had an additional  $1.7 billion of borrowing capacity within the maximum debt leverage covenant in the line of credit agreement in addition to the  $2.7 billion of short-term and long-term debt outstanding.

Note 3—Intercompany liabilities consist primarily of loans payable to CIGNA Holdings, Inc. of  $3.7 billion as of December 31, 2010 and  $4.6 billion as of December 31, 2009. Interest was accrued at an average monthly rate of 0.61% and 1.56% for 2010 and 2009, respectively.

Note 4—As of December 31, 2010, the Company had guarantees and similar agreements in place to secure payment obligations or solvency requirements of certain wholly owned subsidiaries as follows:

  The Company has arranged for bank letters of credit in the amount of  $37 million in support of its indirect wholly owned subsidiaries. As of December 31, 2010, approximately  $33 million of the letters of credit were issued to support CIGNA Global Reinsurance Company, an indirect wholly owned subsidiary domiciled in Bermuda. These letters of credit primarily secure the payment of insureds' claims from run-off reinsurance operations. As of December 31, 2010, approximately  $4 million of the letters of credit were issued to provide collateral support for various other indirectly wholly owned subsidiaries of the Company.

  The Company has provided a capital commitment deed in an amount up to  $185 million in favor of CIGNA Global Reinsurance Company. This deed is equal to the letters of credit securing the payment of insureds' claims from run-off reinsurance operations. This deed is required by Bermuda regulators to have these letters of credit for the London run-off reinsurance operations included as admitted assets.

  Various indirect, wholly owned subsidiaries have obtained surety bonds in the normal course of business. If there is a claim on a surety bond and the subsidiary is unable to pay, the Company guarantees payment to the company issuing the surety bond. The aggregate amount of such surety bonds as of December was  $61 million.

  The Company is obligated under a  $27 million letter of credit required by the insurer of its high-deductible self-insurance programs to indemnify the insurer for claim liabilities that fall within deductible amounts for policy years dating back to 1994.

  The Company also provides solvency guarantees aggregating  $34 million under state and federal regulations in support of its indirect wholly owned medical HMOs in several states.

  The Company has arranged a  $55 million letter of credit in support of CIGNA Europe Insurance Company, an indirect wholly owned subsidiary. The Company has agreed to indemnify the banks providing the letters of credit in the event of any draw. CIGNA Europe Insurance Company is the holder of the letters of credit.

  In addition, the Company has agreed to indemnify payment of losses included in CIGNA Europe Insurance Company's reserves on the assumed reinsurance business transferred from ACE. As of December 31, 2010, the reserve was  $95 million.

In 2010, no payments have been made on these guarantees and none are pending. The Company provided other guarantees to subsidiaries that, in the aggregate, do not represent a material risk to the Company's results of operations, liquidity or financial condition.

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
(In millions)

	Deferred		Future policy	Medical claims
	policy		benefits and	payable and	Unearned
	acquisition		contractholder	unpaid	premiums
Segment	costs		deposit funds	claims	and fees

Year Ended December 31, 2010:
Health Care	$54		$488	$1,400	$80
Disability and Life	2		1,066	3,180	17
International	998		1,173	288	288
Run-off Reinsurance	-		1,139	244	-
Other Operations	68		12,790	159	31
Corporate	-	1	-	(8)	-
Total	$1,122		$16,656	$5,263	$416

Year Ended December 31, 2009:
Health Care	$60		$507	$1,098	$76
Disability and Life	6		1,023	3,122	32
International	808		1,003	228	282
Run-off Reinsurance	-		1,287	288	-
Other Operations	69		12,800	161	37
Corporate	-	1	-	(8)	-
Total	$943		$16,620	$4,889	$427

Year Ended December 31, 2008:
Health Care	$60		$551	$1,138	$70
Disability and Life	7		956	3,104	36
International	650		843	205	265
Run-off Reinsurance	-		1,611	356	-
Other Operations	72		13,332	158	43
Corporate	-	1	-	-	-
Total	$789		$17,293	$4,961	$414

			Amortization
			of deferred
	Net		policy	Other
Premiums	investment	Benefit	acquisition	operating
and fees (1)	income (2)	expenses (1)(3)	expenses	expenses (4)

$13,319	$243	$8,670	$155	$5,086
2,667	261	1,935	6	699
2,268	82	1,255	145	639
25	114	(22)	-	113
114	404	395	6	53
-	1	-	-	248
$18,393	$1,105	$12,233	$312	$6,838

$11,384	$181	$7,096	$141	$4,742
2,634	244	1,922	6	670
1,882	69	1,080	146	491
29	113	(146)	-	(273)
112	407	398	6	62
-	-	(16)	-	191
$16,041	$1,014	$10,334	$299	$5,883

$11,665	$200	$7,445	$138	$4,737
2,562	256	1,914	6	633
1,870	79	1,003	164	512
43	104	782	-	717
113	414	408	6	54
-	10	(15)	-	215
$16,253	$1,063	$11,537	$314	$6,868

(1)       Amounts presented are shown net of the effects of reinsurance. See Note 8 to the Consolidated Financial Statements included in CIGNA's 2010 Annual Report on Form 10-K.

(2)       The allocation of net investment income is based upon the investment year method, the identification of certain portfolios with specific segments, or a combination of both.

(3)       Benefit expenses include Health Care medical claims expense and other benefit expenses.

(4)       Other operating expenses include mail order pharmacy cost of goods sold, GMIB fair value (gain) loss and other operating expenses, and excludes amortization of deferred policy acquisition expenses.

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE IV
REINSURANCE
(in millions)

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net

Year Ended December 31, 2010:
Life insurance in force	$566,841	$44,335	$9,734	$532,240	1.8%

Premiums and fees:
Life insurance and annuities	$2,026	$264	$107	$1,869	5.7%
Accident and health insurance	16,272	173	425	16,524	2.6%
Total	$18,298	$437	$532	$18,393	2.9%

Year Ended December 31, 2009:
Life insurance in force	$544,687	$50,011	$71,107	$565,783	12.6%

Premiums and fees:
Life insurance and annuities	$1,909	$297	$305	$1,917	15.9%
Accident and health insurance	13,476	156	804	14,124	5.7%
Total	$15,385	$453	$1,109	$16,041	6.9%

Year Ended December 31, 2008:
Life insurance in force	$392,803	$44,116	$108,106	$456,793	23.7%

Premiums and fees:
Life insurance and annuities	$1,885	$281	$333	$1,937	17.2%
Accident and health insurance	13,605	230	941	14,316	6.6%
Total	$15,490	$511	$1,274	$16,253	7.8%

CIGNA CORPORATION AND SUBSIDIARIES

SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
(in millions)

		Charged
		(Credited)	Charged
	Balance at	to	(Credited)	Other	Balance
	beginning	costs and	to other	deductions	at end
Description	of period	expenses (1)	accounts	-describe (2)	of period

2010:
Investment asset valuation reserves:
Commercial mortgage loans	$17	$24	$-	$(29)	$12
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$43	$11	$-	$(5)	$49
Deferred tax asset valuation allowance	$116	$(93)	$-	$-	$23
Reinsurance recoverables	$15	$(5)	$-	$-	$10

2009:
Investment asset valuation reserves:
Commercial mortgage loans	$3	$17	$-	$(3)	$17
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$50	$(2)	$-	$(5)	$43
Deferred tax asset valuation allowance	$126	$(2)	$-	$(8)	$116
Reinsurance recoverables	$23	$(7)	$-	$(1)	$15

2008:
Investment asset valuation reserves:
Commercial mortgage loans	$1	$2	$-	$-	$3
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$54	$12	$1	$(17)	$50
Deferred tax asset valuation allowance	$150	$(15)	$-	$(9)	$126
Reinsurance recoverables	$27	$(3)	$-	$(1)	$23

(1) 2010 amount for deferred tax asset valuation allowance primarily reflects the resolution of a federal tax matter. See Note 20 to the Consolidated Financial Statements.
(2) 2010 amount for commercial mortgage loans primarily reflects charge-offs upon sales and repayments, as well as transfers to foreclosed real estate.

Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments Policies Abstract
General Derivative Policy

The Company uses derivative financial instruments primarily as part of a strategy to reduce the equity market exposures relating to guaranteed minimum death benefit contracts. Derivative financial instruments are also used by the Company as a part of its investment strategy to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). Derivatives are typically used under this strategy to minimize interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. In addition, the Company has written or sold contracts to guarantee minimum income benefits.

The Company uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.

  Changes in the fair value of derivatives that hedge market risk related to future cash flows – and that qualify for hedge accounting – are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).

Designated as accounting hedges - interest rate, FX and combinations policy

Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as interest or principal payments are received.

Designated as accounting hedges - purchased options policy

Using cash flow hedge accounting, fair values are reported in other assets or other liabilities, with changes in fair value reported in accumulated other comprehensive income and amortized to other benefit expenses over the life of the underlying invested assets.

Designated as accounting hedges - treasury lock policy

Using cash flow hedge accounting, fair values are reported in other assets or other liabilities, with changes in fair value reported in accumulated other comprehensive income and amortized to interest expense over the period of expected cash flows.

Not designated as accounting hedges - futures policy

Fair value changes are reported in other revenues. Amounts not yet settled from the previous day's fair value change (daily variation margin) are reported in premiums, accounts and notes receivable, net or accounts payable, accrued expenses and other liabilities.

Not designated as accounting hedges - interest rate swaps policy	Fair values are reported in other long-term investments or other liabilities, with changes in fair value reported in other realized investment gains and losses.
Not designated as accounting hedges - GMIB written and purchased options policy	Fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset). Changes in fair value are reported in GMIB fair value (gain)/loss.
Fair Value Measurements Policies Abstract
First section of Fair Value footnote

The Company carries certain financial instruments at fair value in the financial statements including fixed maturities, equity securities, short-term investments and derivatives.  Other financial instruments are measured at fair value under certain conditions, such as when impaired.

Fair value is defined as the price at which an asset could be exchanged in an orderly transaction between market participants at the balance sheet date.  A liability's fair value is defined as the amount that would be paid to transfer the liability to a market participant, not the amount that would be paid to settle the liability with the creditor.

Fair values are based on quoted market prices when available.  When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality.  In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that the Company believes a hypothetical market participant would use to determine a current transaction price.  These valuation techniques involve some level of estimation and judgment by the Company which becomes significant with increasingly complex instruments or pricing models.

The Company's financial assets and liabilities carried at fair value have been classified based upon a hierarchy defined by GAAP.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset's or a liability's classification is based on the lowest level of input that is significant to its measurement.  For example, a financial asset or liability carried at fair value would be classified in Level 3 if unobservable inputs were significant to the instrument's fair value, even though the measurement may be derived using inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The Company performs ongoing analyses of prices used to value the Company's invested assets to determine that they represent appropriate estimates of fair value. This process involves quantitative and qualitative analysis including reviews of pricing methodologies, judgments of valuation inputs, the significance of any unobservable inputs, pricing statistics and trends. The Company also performs sample testing of sales values to confirm the accuracy of prior fair value estimates.

Level 1 financial assets policy

Inputs for instruments classified in Level 1 include unadjusted quoted prices for identical assets in active markets accessible at the measurement date.  Active markets provide pricing data for trades occurring at least weekly and include exchanges and dealer markets.

Assets in Level 1 include actively-traded U.S. government bonds and exchange-listed equity securities. Given the narrow definition of Level 1 and the Company's investment asset strategy to maximize investment returns, a relatively small portion of the Company's investment assets are classified in this category.

Level 2 financial assets and financial liabilities policy

Inputs for instruments classified in Level 2 include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are market observable or can be corroborated by market data for the term of the instrument.  Such other inputs include market interest rates and volatilities, spreads and yield curves. An instrument is classified in Level 2 if the Company determines that unobservable inputs are insignificant.

Level 3 financial assets and financial liabilities policy

Certain inputs for instruments classified in Level 3 are unobservable (supported by little or no market activity) and significant to their resulting fair value measurement.  Unobservable inputs reflect the Company's best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The Company classifies certain newly issued, privately placed, complex or illiquid securities, as well as assets and liabilities relating to GMIB, in Level 3.

Measurement of GMIB assets and liabilities policy

Guaranteed minimum income benefit contracts.  Because cash flows of the GMIB liabilities and assets are affected by equity markets and interest rates but are without significant life insurance risk and are settled in lump sum payments, the Company reports these liabilities and assets as derivatives at fair value. The Company estimates the fair value of the assets and liabilities for GMIB contracts using assumptions regarding capital markets (including market returns, interest rates and market volatilities of the underlying equity and bond mutual fund investments), future annuitant behavior (including mortality, lapse, and annuity election rates), and non-performance risk, as well as risk and profit charges. As certain assumptions (primarily related to future annuitant behavior) used to estimate fair values for these contracts are largely unobservable, the Company classifies GMIB assets and liabilities in Level 3. The Company considered the following in determining the view of a hypothetical market participant:

  that the most likely transfer of these assets and liabilities would be through a reinsurance transaction with an independent insurer having a market capitalization and credit rating similar to that of the Company; and
  that because this block of contracts is in run-off mode, an insurer looking to acquire these contracts would have similar existing contracts with related administrative and risk management capabilities.

These GMIB assets and liabilities are calculated with a complex internal model using many scenarios to determine the fair value of net amounts estimated to be paid, less the fair value of net future premiums estimated to be received, adjusted for risk and profit charges that the Company anticipates a hypothetical market participant would require to assume this business. Net amounts estimated to be paid represent the excess of the anticipated value of the income benefits over the values of the annuitants' accounts at the time of annuitization. Generally, market return, interest rate and volatility assumptions are based on market observable information.  Assumptions related to annuitant behavior reflect the Company's belief that a hypothetical market participant would consider the actual and expected experience of the Company as well as other relevant and available industry resources in setting policyholder behavior assumptions.

Assets and liabilities measured at fair value under certain conditions policy

These fair values were calculated by discounting the expected future cash flows at estimated market interest rates. Such market rates were derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the characteristics of the underlying collateral, including the type, quality and location of the assets. The fair value measurements were classified in Level 3 because these cash flow models incorporate significant unobservable inputs.

Commercial mortgage loans policy

Commercial mortgage loans. The Company estimates the fair value of commercial mortgage loans generally by discounting the contractual cash flows at estimated market interest rates that reflect the Company's assessment of the credit quality of the loans. Market interest rates are derived by calculating the appropriate spread over comparable U.S. Treasury rates, based on the property type, quality rating and average life of the loan. The quality ratings reflect the relative risk of the loan, considering debt service coverage, the loan-to-value ratio and other factors. Fair values of impaired mortgage loans are based on the estimated fair value of the underlying collateral generally determined using an internal discounted cash flow model.

Contractholder deposit funds, excluding universal life products policy

Contractholder deposit funds, excluding universal life products. Generally, these funds do not have stated maturities. Approximately 45% of these balances can be withdrawn by the customer at any time without prior notice or penalty. The fair value for these contracts is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. Most of the remaining contractholder deposit funds are reinsured by the buyers of the individual life insurance and annuity and retirement benefits businesses. The fair value for these contracts is determined using the fair value of these buyers' assets supporting these reinsured contracts. The Company had a reinsurance recoverable equal to the carrying value of these reinsured contracts.

Long-term debt, including current maturities, excluding capital leases policy

Long-term debt, including current maturities, excluding capital leases. The fair value of long-term debt is based on quoted market prices for recent trades. When quoted market prices are not available, fair value is estimated using a discounted cash flow analysis and the Company's estimated current borrowing rate for debt of similar terms and remaining maturities.

Recent Accounting Pronouncements
Deferred Acquisition Costs Policy

Deferred acquisition costs. In October 2010, the Financial Accounting Standards Board (“FASB”) amended guidance (ASU 2010-26) for the accounting of costs related to the acquisition or renewal of insurance contracts to require costs such as certain sales compensation or telemarketing costs that are related to unsuccessful efforts and any indirect costs to be expensed as incurred. This new guidance must be implemented on January 1, 2012 or may be implemented earlier and any changes to the Company's Consolidated Financial Statements may be recognized prospectively for acquisition costs incurred beginning in 2012 or through retrospective adjustment of comparative prior periods. The Company's deferred acquisition costs arise from sales and renewal activities primarily in its International segment and, to a lesser extent, the Health Care and corporate-owned life insurance businesses. Because the new requirements further restrict the types of costs that are deferrable, the Company expects more of its acquisition costs to be expensed when incurred under the new guidance. The Company continues to evaluate these new requirements to determine the timing, method and estimated effects of their implementation.

Other-than-temporary-impairments policy

Other-than-temporary impairments. On April 1, 2009, the Company adopted the FASB's updated guidance for evaluating whether an impairment is other than temporary for fixed maturities with declines in fair value below amortized cost (ASC 320). A reclassification adjustment from retained earnings to accumulated other comprehensive income was required for previously impaired fixed maturities that had a non-credit loss as of the date of adoption, net of related tax effects.

The cumulative effect of adoption increased the Company's retained earnings in 2009 with an offsetting decrease to accumulated other comprehensive income of  $18 million, with no overall change to shareholders' equity. See Note 12 (A) for information on the Company's other-than-temporary impairments including additional required disclosures.

Noncontrolling Interest In Subsidiaries Policy Text Block

Noncontrolling interests in subsidiaries. Effective January 1, 2009, the Company adopted the FASB's updated guidance on accounting for noncontrolling interests (ASC 810) through retroactive restatement of prior financial statements and reclassified  $3 million of noncontrolling interest as of January 1, 2007 from Accounts payable, accrued expenses and other liabilities to Noncontrolling interest in total equity. In addition, net income attributable to the noncontrolling interest of  $2 million in 2008 and  $3 million in 2007 has been reclassified to be included in net income, with a reduction to net income to determine net income attributable to the Company's shareholders (“shareholders' net income”).

Earnings Per Share Policy Text Block

Earnings per share. Effective January 1, 2009, the Company adopted the FASB's updated earnings per share guidance (ASC 260) for determining participating securities that requires unvested restricted stock awards containing rights to nonforfeitable dividends to be included in the denominator of both basic and diluted earnings per share (“EPS”) calculations. Prior period EPS data were restated in 2009 to reflect the adoption of this guidance. As part of this restatement, basic EPS for the full year 2008 was adjusted to  $1.04 per share (originally reported as  $1.05 per share).

Variable Interest Entities Policy

Variable interest entities. Effective January 1, 2010, the Company adopted the FASB's amended guidance that requires ongoing qualitative analysis to determine whether a variable interest entity must be consolidated based on the entity's purpose and design, the Company's ability to direct the entity's activities that most significantly impact its economic performance, and the Company's right or obligation to participate in that performance (ASC 810). A variable interest entity is insufficiently capitalized or is not controlled by its equity owners through voting or similar rights. These amendments must be applied to qualifying special-purpose entities and troubled debt restructures formerly excluded from such analysis. On adoption and through December 31, 2010, the Company was not required to consolidate any variable interest entities and there were no effects to its results of operations or financial condition. Although consolidation was not required, disclosures about the Company's involvement with variable interest entities have been provided in Note 14.

Transfers of financial assets policy

Transfers of financial assets. Effective January 1, 2010, the Company adopted the FASB's guidance for accounting for transfers of financial assets (ASC 860) that changes the requirements for recognizing the transfer of financial assets and requires additional disclosures about a transferor's continuing involvement in transferred assets. The guidance also eliminates the concept of a “qualifying special purpose entity” when assessing transfers of financial instruments. On adoption, there were no effects to the Company's results of operations or financial condition.

General Derivative Policy Text Block

The Company uses derivative financial instruments primarily as part of a strategy to reduce the equity market exposures relating to guaranteed minimum death benefit contracts. Derivative financial instruments are also used by the Company as a part of its investment strategy to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). Derivatives are typically used under this strategy to minimize interest rate and foreign currency risks. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. In addition, the Company has written or sold contracts to guarantee minimum income benefits.

The Company uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Effectiveness is formally assessed and documented at inception and each period throughout the life of a hedge using various quantitative methods appropriate for each hedge, including regression analysis and dollar offset. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in shareholders' net income.

The Company accounts for derivative instruments as follows:

  Derivatives are reported on the balance sheet at fair value with changes in fair values reported in shareholders' net income or accumulated other comprehensive income.

  Changes in the fair value of derivatives that hedge market risk related to future cash flows – and that qualify for hedge accounting – are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.
  A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, the Company reflects hedge ineffectiveness in shareholders' net income (generally as part of realized investment gains and losses).

Fair value policy

Fair value measurements. The Company adopted the FASB's updated guidance on fair value measurements (ASU 2010-06) in the first quarter of 2010, which requires separate disclosures of significant transfers between levels in the fair value hierarchy. See Note 11 for additional information.

Effective January 1, 2008, the Company adopted the FASB's fair value disclosure and measurement guidance (ASC 820) that expands disclosures about fair value measurements and clarifies how to measure fair value by focusing on the price that would be received when selling an asset or paid to transfer a liability (exit price).  At adoption, the Company was required to change certain assumptions used to estimate the fair values of GMIB assets and liabilities. Because there is no market for these contracts, the assumptions used to estimate their fair values at adoption were determined using a hypothetical market participant's view of exit price, rather than using historical market data and actual experience to establish the Company's future expectations.  Certain of these assumptions (primarily related to annuitant behavior) have limited or no observable market data so determining an exit price requires the Company to exercise significant judgment and make critical accounting estimates. On adoption, the Company recorded a charge of  $131 million after-tax, net of reinsurance ( $202 million pre-tax), in Run-off Reinsurance. The Company's results of operations related to this business are expected to continue to be volatile in future periods because several underlying assumptions (primarily interest rates) will be based on current market-observable inputs which will likely change each period.

Amendments to this guidance in 2008 and 2009 had no effect on the Company's Consolidated Financial Statements. See Note 11 for additional information.

Fixed Maturities And Equity Securities Investment Policy Text Block	Fixed maturities and equity securities. Fixed maturities primarily include bonds, mortgage and other asset-backed securities and preferred stocks redeemable by the investor. Equity securities include common stocks and preferred stocks that are non-redeemable or redeemable only at the option of the issuer. These investments are primarily classified as available for sale and are carried at fair value with changes in fair value recorded in accumulated other comprehensive income (loss) within shareholders’ equity. Beginning April 1, 2009, when the Company determines it does not expect to recover the amortized cost basis of fixed maturities with declines in fair value (even if it does not intend to sell or will not be required to sell these fixed maturities), the credit portion of the impairment loss is recognized in net income and the non-credit portion, if any, is recognized in a separate component of shareholders’ equity. The credit portion is the difference between the amortized cost basis of the fixed maturity and the net present value of its projected future cash flows. Projected future cash flows are based on qualitative and quantitative factors, including probability of default, and the estimated timing and amount of recovery. For mortgage and asset-backed securities, estimated future cash flows are based on assumptions about the collateral attributes including prepayment speeds, default rates and changes in value. Equity securities and, prior to April 1, 2009, fixed maturities were considered impaired, and their cost basis was written down to fair value through earnings, when management did not expect to recover the amortized cost, or if the Company could not demonstrate its intent or ability to hold the investment until full recovery. Fixed maturities and equity securities also include trading and certain hybrid securities that are carried at fair value with changes in fair value reported in realized investment gains and losses. The Company has irrevocably elected the fair value option for these securities to simplify accounting and mitigate volatility in results of operations and financial condition. Hybrid securities include certain preferred stock and debt securities with call or conversion options.
Commercial Mortgage Loans Investment Policy Text Block

Commercial mortgage loans. Mortgage loans held by the Company are made exclusively to commercial borrowers. Generally, commercial mortgage loans are carried at unpaid principal balances and are issued at a fixed rate of interest. Commercial mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Valuation reserves reflect any changes in fair value. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Policy Loans Receivable Policy Text Block

Policy loans. Policy loans are carried at unpaid principal balances plus accumulated interest. The loans are collateralized by insurance policy cash values and therefore have no exposure to credit loss.

Real Estate Held For Development And Sale Policy Text Block

Real estate. Investment real estate can be “held and used” or “held for sale”. The Company accounts for real estate as follows:

  Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of commercial mortgage loans. The Company carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.
  Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.
  The Company uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

At the time of foreclosure, properties are reclassified from commercial mortgage loans to real estate or other long-term investments depending on the ownership of the underlying assets. The Company rehabilitates, re-leases and sells foreclosed properties. This process usually takes from three to five years unless management considers a near-term sale preferable. When foreclosed real estate is recapitalized through a joint venture including a contribution of new equity from a third-party investor, the asset is accounted for as a partnership investment in good standing reported in other long-term investments.

Other Long Term Investments Policy Text Block

Other long-term investments. Other long-term investments include investments in unconsolidated entities. These entities include certain limited partnerships and limited liability companies holding real estate, securities or loans. These investments are carried at cost plus the Company's ownership percentage of reported income or loss in cases where the Company has significant influence, otherwise the investment is carried at cost. Income from certain entities is reported on a one quarter lag depending on when their financial information is received. Also included in other long-term investments are loans to unconsolidated real estate entities secured by the equity interests of these real estate entities, which are carried at unpaid principal balances (mezzanine loans). These other long-term investments are considered impaired, and written down to their fair value, when cash flows indicate that the carrying value may not be recoverable. Fair value is generally determined based on a discounted cash flow analysis.

Additionally, other long-term investments include interest rate and foreign currency swaps carried at fair value. See Note 13 for information on the Company's accounting policies for these derivative financial instruments.

Short Term Investments Policy Text Block

Short-term investments. Investments with maturities of greater than 90 days but less than one year from time of purchase are classified as short-term, available for sale and carried at fair value, which approximates cost.

Net Investment Income Policy Text Block

Net investment income. When interest and principal payments on investments are current, the Company recognizes interest income when it is earned. The Company stops recognizing interest income when interest payments are delinquent based on contractual terms or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only recognized when interest payments are actually received. Interest and dividends on trading and hybrid securities are included in net investment income when they are earned.

Investment Gains And Losses Policy Text Block

Investment gains and losses. Realized investment gains and losses result from sales, investment asset write-downs, changes in the fair values of trading and hybrid securities and certain derivatives and changes in valuation reserves, based on specifically identified assets. Realized investment gains and losses on the disposition of certain directly owned real estate investments are eliminated from ongoing operations and reported in discontinued operations when the operations and cash flows of the underlying assets are clearly distinguishable and the Company has no significant continuing involvement in their operations.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value (excluding trading and hybrid securities) and certain derivatives are included in accumulated other comprehensive income (loss), net of:

  amounts required to adjust future policy benefits for the run-off settlement annuity business; and
  deferred income taxes.

Cash And Cash Equivalents Policy Text Block

  Cash and Cash Equivalents

Cash equivalents consist of short-term investments with maturities of three months or less from the time of purchase that are classified as held to maturity and carried at amortized cost. The Company reclassifies cash overdraft positions to accounts payable, accrued expenses and other liabilities when the legal right of offset does not exist.

Premiums Receivable Allowance For Doubtful Accounts Write Off Of Uncollectible Premiums Policy Text Block

  Premiums, Accounts and Notes Receivable and Reinsurance Recoverables

Premiums, accounts and notes receivable are reported net of an allowance for doubtful accounts of  $49 million as of December 31, 2010 and  $43 million as of December 31, 2009. Reinsurance recoverables are estimates of amounts that the Company will receive from reinsurers and are recorded net of an allowance for unrecoverable reinsurance of  $10 million as of December 31, 2010 and  $15 million as of December 31, 2009. The Company estimates these allowances for doubtful accounts for premiums, accounts and notes receivable, as well as for reinsurance recoverables, using management's best estimate of collectibility, taking into consideration the aging of these amounts, historical collection patterns and other economic factors.

Capitalization Of Deferred Policy Acquisition Costs Policy Text Block

F. Deferred Policy Acquisition Costs

Acquisition costs include sales compensation, commissions, direct response marketing, telemarketing, premium taxes and other costs that the Company incurs in connection with new and renewal business. Depending on the product line they relate to, the Company records acquisition costs in different ways. Acquisition costs for:

  Universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.
  Supplemental health, life and accident insurance (primarily individual international products) and group health and accident insurance products are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.
  Other products are expensed as incurred.

For universal life and other individual products, management estimates the present value of future revenues less expected payments. For group health and accident insurance products, management estimates the sum of unearned premiums and anticipated net investment income less future expected claims and related costs. If management's estimates of these sums are less than the deferred costs, the Company reduces deferred policy acquisition costs and records an expense. The Company recorded amortization for policy acquisition costs of  $312 million in 2010,  $299 million in 2009 and  $314 million in 2008 in other operating expenses. There are no deferred policy acquisition costs attributable to the sold individual life insurance and annuity and retirement businesses or the run-off reinsurance operations.

Property Plant And Equipment Policy Text Block

  Property and Equipment

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified solely to meet the Company's internal needs, with no plan to market externally. Costs directly related to acquiring, developing or modifying internal-use software are capitalized.

The Company calculates depreciation and amortization principally using the straight-line method generally based on the estimated useful life of each asset as follows: buildings and improvements, 10 to 40 years; purchased software, one to five years; internally developed software; three to seven years and furniture and equipment (including computer equipment); three to 10 years. Improvements to leased facilities are depreciated over the remaining lease term or the estimated life of the improvement. If the Company determines the carrying value of a long-lived asset is not recoverable, an impairment charge is recorded. See Note 9 for additional information.

Goodwill And Intangible Assets Goodwill Policy Text Block

  Goodwill

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill primarily relates to the Health Care segment ( $2.9 billion) and, to a lesser extent, the International segment ( $240 million). The Company evaluates goodwill for impairment at least annually during the third quarter at the reporting unit level, based on discounted cash flow analyses and writes it down through results of operations if impaired. Consistent with prior years, the Company's evaluations of goodwill associated with the Health Care segment used the best information available at the time, including reasonable assumptions and projections consistent with those used in its annual planning process. The discounted cash flow analyses used a range of discount rates that correspond with the Company's weighted average cost of capital, consistent with that used for investment decisions considering the specific and detailed operating plans and strategies within the Health Care segment. The resulting discounted cash flow analysis indicated an estimated fair value for the Health Care segment exceeding its carrying value, including goodwill and other intangibles. Finally, the Company determined that no events or circumstances occurred subsequent to the annual evaluation of goodwill that would more likely than not reduce the fair value of its reporting units below their carrying values. See Note 9 for additional information.

Separate Account Assets And Liabilities Policy Text Block

J.       Separate Account Assets and Liabilities

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of the Company's other businesses. These separate account assets are carried at fair value with equal amounts for related separate account liabilities. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in the Company's revenues and expenses. Fees earned for asset management services are reported in premiums and fees.

Contractholder Deposit Funds Policy Text Block

K.       Contractholder Deposit Funds

Liabilities for contractholder deposit funds primarily includes deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges and, for universal life fund balances, mortality charges. In addition, this caption includes premium stabilization reserves that are insurance experience refunds for group contracts that are left with the Company to pay future premiums, deposit administration funds that are used to fund nonpension retiree insurance programs, retained asset accounts and annuities or supplementary contracts without significant life contingencies. Interest credited on these funds is accrued ratably over the contract period.

Liability Reserve Estimate Policy Text Block

  Future Policy Benefits

Future policy benefits are liabilities for the present value of estimated future obligations under long-term life and supplemental health insurance policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for annuity contracts, life insurance benefits, guaranteed minimum death benefit (“GMDB”) contracts and certain life, accident and health insurance products in our International operations.

Obligations for annuities represent specified periodic benefits to be paid to an individual or groups of individuals over their remaining lives. Obligations for life insurance policies represent benefits to be paid to policyholders, net of future premiums to be received. Management estimates these obligations based on assumptions as to premiums, interest rates, mortality and surrenders, allowing for adverse deviation. Mortality, morbidity, and surrender assumptions are based on either the Company's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering the Company's experience and future expectations, and range from 1.25% to 10%. Obligations for the run-off settlement annuity business include adjustments for investment returns consistent with requirements of GAAP when a premium deficiency exists.

Certain reinsurance contracts contain GMDB under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the contractholder's account values (based on underlying equity and bond mutual fund investments). These obligations are estimated based on assumptions regarding lapse, partial surrenders, mortality, interest rates (mean investment performance and discount rate), market volatility as well as investment returns and premiums, consistent with the requirements of GAAP when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering the Company's experience and future expectations. The results of futures contracts used in the GMDB equity hedge program are reflected in the liability calculation as a component of investment returns. See also Note 7 for additional information.

Unpaid Policy Claims And Claims Adjustment Expense Policy Text Block

  Unpaid Claims and Claims Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages (primarily long-term disability, workers' compensation and life and health) for reported claims and for losses incurred but not yet reported.

The Company develops these estimates for losses incurred but not yet reported using actuarial principles and assumptions based on historical and projected claim incidence patterns, claim size, subrogation recoveries and the length of time over which payments are expected to be made. The Company consistently applies these actuarial principles and assumptions each reporting period, with consideration given to the variability of these factors, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The Company's estimate of the liability for disability claims reported but not yet paid is primarily calculated as the present value of expected benefit payments to be made over the estimated time period that a policyholder remains disabled. The Company estimates the expected time period that a policyholder may be disabled by analyzing the rate at which an open claim is expected to close (claim resolution rate). Claim resolution rates may vary based upon the length of time a policyholder is disabled, the covered benefit period, cause of disability, benefit design and the policyholder's age, gender and income level. The Company uses historical resolution rates combined with an analysis of current trends and operational factors to develop current estimates of resolution rates. The reserve for the gross monthly disability benefits due to a policyholder is reduced (offset) by the income that the policyholder receives under other benefit programs, such as Social Security Disability Income, worker's compensation, statutory disability or other group disability benefit plans. For awards of such offsets that have not been finalized, the Company estimates the probability and amount of the offset based on the Company's experience over the past three to five years.

The Company discounts certain claim liabilities related to group long-term disability and workers' compensation because benefit payments may be made over extended periods. Discount rate assumptions are based on projected investment returns for the asset portfolios that support these liabilities and range from 3.80% to 7.25%. When estimates change, the Company records the adjustment in benefits and expenses in the period in which the change in estimate is identified. Discounted liabilities associated with the long-term disability and certain workers' compensation businesses were  $3.1 billion at December 31, 2010 and December 31, 2009.

Health Care Medical Claims Payable Policy Text Block

N. Health Care Medical Claims Payable

Medical claims payable for the Health Care segment include both reported claims and estimates for losses incurred but not yet reported.

The Company develops estimates for Health Care medical claims payable using actuarial principles and assumptions consistently applied each reporting period, and recognizes the actuarial best estimate of the ultimate liability within a level of confidence, as required by actuarial standards of practice, which require that the liabilities be adequate under moderately adverse conditions.

The liability is primarily calculated using “completion factors” (a measure of the time to process claims), which are developed by comparing the date claims were incurred, generally the date services were provided, to the date claims were paid. The Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors. The Company estimates the liability for claims incurred in each month by applying the current estimates of completion factors to the current paid claims data. This approach implicitly assumes that historical completion rates will be a useful indicator for the current period. It is possible that the actual completion rates for the current period will develop differently from historical patterns, which could have a material impact on the Company's medical claims payable and shareholders' net income.

Completion factors are impacted by several key items including changes in: 1) electronic (auto-adjudication) versus manual claim processing, 2) provider claims submission rates, 3) membership and 4) the mix of products. As noted, the Company uses historical completion factors combined with an analysis of current trends and operational factors to develop current estimates of completion factors.

In addition, for the more recent months, the Company also relies on medical cost trend analysis, which reflects expected claim payment patterns and other relevant operational considerations. Medical cost trend is primarily impacted by medical service utilization and unit costs, which are affected by changes in the level and mix of medical benefits offered, including inpatient, outpatient and pharmacy, the impact of copays and deductibles, changes in provider practices and changes in consumer demographics and consumption behavior.

Despite reflecting both historical and emerging trends in setting reserves, it is possible that the actual medical trend for the current period will develop differently from expectations, which could have a material impact on the Company's medical claims payable and shareholders' net income.

For each reporting period, the Company evaluates key assumptions by comparing the assumptions used in establishing the medical claims payable to actual experience. When actual experience differs from the assumptions used in establishing the liability, medical claims payable are increased or decreased through current period shareholders' net income. Additionally, the Company evaluates expected future developments and emerging trends which may impact key assumptions. The estimation process involves considerable judgment, reflecting the variability inherent in forecasting future claim payments. These estimates are highly sensitive to changes in the Company's key assumptions, specifically completion factors, and medical cost trends.

Revenue Recognition Premiums Earned Policy Text Block

  Unearned Premiums and Fees

Premiums for life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Fees for mortality and contract administration of universal life products are recognized ratably over the coverage period. The unrecognized portion of these amounts received is recorded as unearned premiums and fees.

Accounts Payable Accrued Expenses Other Liabilities Policy Text Block

  Accounts Payable, Accrued Expenses and Other Liabilities

Accounts payable, accrued expenses and other liabilities consist principally of liabilities for pension, other postretirement and postemployment benefits (see Note 10), self-insured exposures, incentive compensation and various insurance-related items, including amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Accounts payable, accrued expenses and other liabilities also include certain overdraft positions and the loss position of certain derivatives, primarily for GMIB contracts (see Note 13). Legal costs to defend the Company's litigation and arbitration matters are expensed when incurred in cases for which the Company cannot reasonably estimate the ultimate cost to defend. In cases for which the Company can reasonably estimate the cost to defend, these costs are recognized when the claim is reported.

Foreign Currency Transactions And Translations Policy Text Block

  Translation of Foreign Currencies

The Company generally conducts its international business through foreign operating entities that maintain assets and liabilities in local currencies, which are generally their functional currencies. The Company uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). The Company uses average monthly exchange rates during the year to translate revenues and expenses into U.S. dollars.

Premiums Receivable Basis Of Accounting Policy Text Block

  Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance and managed care coverages are recognized as revenue on a pro rata basis over the contract period. Benefits and expenses are recognized when incurred. Premiums and fees include revenue from experience-rated contracts where revenue is based on the estimated ultimate claim, and in some cases, administrative cost experience of the contract. For these contracts, premium revenue includes an adjustment for experience-rated refunds which is calculated according to contract terms and using the customer's experience (including estimates of incurred but not reported claims).

Premiums for individual life, accident and health insurance and annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits and expenses are matched with premiums.

Premiums and fees received for CIGNA's Medicare Advantage Plans and Medicare Part D products from customers and the Centers for Medicare and Medicaid Services (CMS) are recognized as revenue ratably over the contract period. CMS provides risk adjusted premium payments for the Medicare Advantage Plans and Medicare Part D products, based on the demographics and health severity of enrollees. The Company recognizes periodic changes to risk adjusted premiums as revenue when the amounts are determinable and collection is reasonably assured. Additionally, Medicare Part D includes payments from CMS for risk sharing adjustments. The risk sharing adjustments, which are estimated quarterly based on claim experience, compare actual incurred drug benefit costs to estimated costs submitted in original contracts and may result in more or less revenue from CMS. Final revenue adjustments are determined through an annual settlement with CMS that occurs after the contract year.

Revenue for investment-related products is recognized as follows:

  Net investment income on assets supporting investment-related products is recognized as earned.
  Contract fees, which are based upon related administrative expenses, are recognized in premiums and fees as they are earned ratably over the contract period.

Benefits and expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

Revenue for universal life products is recognized as follows:

  Net investment income on assets supporting universal life products is recognized as earned.
  Fees for mortality and surrender charges are recognized as assessed, which is as earned.
  Administration fees are recognized as services are provided.

Benefits and expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are submitted, and income is credited to policyholders in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided. Mail order pharmacy revenues and cost of goods sold are recognized as each prescription is shipped.

Share Based Compensation Option And Incentive Plans Policy Text Block

  Stock Compensation

The Company records compensation expense for stock awards and options over their vesting periods primarily based on the estimated fair value at the grant date. Compensation expense is recorded for stock options over their vesting period based on fair value at the grant date which is calculated using an option-pricing model. Compensation expense is recorded for restricted stock grants and units over their vesting periods based on fair value, which is equal to the market price of the Company's common stock on the date of grant. Compensation expense for strategic performance shares is recorded over the performance period. For strategic performance shares with payment dependent on market condition, fair value is determined at the grant date using a Monte Carlo simulation model and not subsequently adjusted regardless of the final outcome. For strategic performance shares with payment dependent on performance conditions, expense is initially accrued based on the most likely outcome, but evaluated for adjustment each period for updates in the expected outcome. At the end of the performance period, expense is trued up to the actual outcome (number of shares awarded times the share price at the grant date).

Policyholders Dividend Policy Text Block

  Participating Business

The Company's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of the Company's life insurance subsidiaries. Participating insurance accounted for approximately 1% of the Company's total life insurance in force at the end of 2010 and 2009, and approximately 2% of the Company's total life insurance in force at the end of 2008.

Income Tax Policy Text Block

  Income Taxes

The Company and its domestic subsidiaries file a consolidated United States federal income tax return. The Company's foreign subsidiaries file tax returns in accordance with foreign law. U.S. taxation of these foreign subsidiaries may differ in timing and amount from taxation under foreign laws. Reportable amounts, including credits for foreign tax paid by these subsidiaries, are reflected in the U.S. tax return of the affiliates' domestic parent.

The Company recognizes deferred income taxes when the financial statement and tax-based carrying values of assets and liabilities are different and recognizes deferred income tax liabilities on the unremitted earnings of foreign subsidiaries that are not permanently invested overseas. For subsidiaries whose earnings are considered permanently invested overseas, income taxes are accrued at the local foreign tax rate. The Company establishes valuation allowances against deferred tax assets if it is more likely than not that the deferred tax asset will not be realized. The need for a valuation allowance is determined based on the evaluation of various factors, including expectations of future earnings and management's judgment. Note 20 contains detailed information about the Company's income taxes.

The Company recognizes interim period income taxes by estimating an annual effective tax rate and applying it to year-to-date results. The estimated annual effective tax rate is periodically updated throughout the year based on actual results to date and an updated projection of full year income. Although the effective tax rate approach is generally used for interim periods, taxes on significant, unusual and infrequent items are recognized at the statutory tax rate entirely in the period the amounts are realized.

Variable Interest Entities Policies Abstract
Variable Interest Entities general policy

When the Company becomes involved with a variable interest entity and when the nature of the Company's involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

  the structure and purpose of the entity;
  the risks and rewards created by and shared through the entity; and
  the entity's participants' ability to direct the activities, receive its benefits and absorb its losses. Participants include the entity's sponsors, equity holders, guarantors, creditors and servicers.

In the normal course of its investing activities, the Company makes passive investments in securities that are issued by variable interest entities for which the Company is not the sponsor or manager. These investments are predominantly asset-backed securities primarily collateralized by foreign bank obligations and commercial mortgage-backed securities. The asset-backed securities largely represent fixed-rate debt securities issued by trusts which hold perpetual floating-rate subordinated notes issued by foreign banks. The commercial mortgage-backed securities represent senior interests in pools of commercial or residential mortgages created and held by special-purpose entities to provide investors with diversified exposure to these assets. The Company owns senior securities issued by several entities and receives fixed-rate cash flows from the underlying assets in the pools. The Company is not the primary beneficiary and does not consolidate any of these entities because either:

  it had no power to direct the activities that most significantly impact the entities' economic performance; or
  it had no right to receive benefits nor obligation to absorb losses that could be significant to these variable interest entities.

The Company has not provided, and does not intend to provide, financial support to these entities. The Company performs ongoing qualitative analyses of its involvement with these variable interest entities to determine if consolidation is required. The Company's maximum potential exposure to loss related to these entities is limited to the carrying amount of its investment reported in fixed maturities and equity securities, and its aggregate ownership interest is insignificant relative to the total principal amount issued by these entities. See Note 12A for a discussion of the Company's process for assessing fixed maturities and equity securities for impairment.

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2010
Acquisitions And Dispositions Tables [Abstract]
Vanbreda Provisional Condensed Balance Sheet Table Text Block
(In millions)
Investments	$39
Cash and cash equivalents	73
Premiums, accounts and notes receivable	22
Property and equipment	1
Deferred income taxes	(71)
Goodwill	229
Other assets, including other intangibles	220
Total assets acquired	513

Accounts payable, accrued expenses and other liabilities	101
Total liabilities acquired	101

Net assets acquired	$412

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Tables] [Abstract]
Earnings Per Share Table
			Effect of
(Dollars in millions, except per share amounts)		Basic	Dilution	Diluted
2010
Shareholders' income from continuing operations		$1,345	$-	$1,345
Shares	(in thousands):
Weighted average		272,866	-	272,866
Common stock equivalents			2,421	2,421
Total shares		272,866	2,421	275,287
EPS		$4.93	$(0.04)	$4.89
2009
Shareholders' income from continuing operations		$1,301	$-	$1,301
Shares	(in thousands):
Weighted average		274,058	-	274,058
Common stock equivalents			1,299	1,299
Total shares		274,058	1,299	275,357
EPS		$4.75	$(0.02)	$4.73
2008
Shareholders' income from continuing operations		$288	$-	$288
Shares	(in thousands):
Weighted average		277,317	-	277,317
Common stock equivalents			1,526	1,526
Total shares		277,317	1,526	278,843
EPS		$1.04	$(0.01)	$1.03

Antidilutive Options Table
(In millions)	2010	2009	2008
Antidilutive options	6.3	8.8	6.3

Health Care Medical Claims Payable (Tables)	12 Months Ended
Dec. 31, 2010
Health Care Medical Claims Payable Tables [Abstract]
Schedule of medical claims payable balance
(In millions)	2010	2009
Incurred but not yet reported	$1,067	$790
Reported claims in process	164	114
Other medical expense payable	15	17
Medical claims payable	$1,246	$921

Schedule of medical claims payable activity
(In millions)	2010	2009	2008
Balance at January 1,	$921	$924	$975
Less: Reinsurance and other amounts recoverable	206	211	258
Balance at January 1, net	715	713	717

Acquired April 1, net	-	-	90

Incurred claims related to:
Current year	8,663	6,970	7,312
Prior years	(93)	(43)	(60)
Total incurred	8,570	6,927	7,252
Paid claims related to:
Current year	7,682	6,278	6,716
Prior years	593	647	630
Total paid	8,275	6,925	7,346
Balance at December 31, net	1,010	715	713
Add: Reinsurance and other amounts recoverable	236	206	211
Balance at December 31,	$1,246	$921	$924

Cost Reduction (Tables)	12 Months Ended
Dec. 31, 2010
Cost Reduction [Tables] [Abstract]
Cost Reduction Rollforward
Pre-tax (In millions)	Severance	Real Estate	Total
Fourth Quarter 2008 charge (balance carried to January 1, 2009)	$44	$11	$55
Second Quarter	14	-	14
Third Quarter	10	-	10
Fourth Quarter	20	-	20
Subtotal - 2009 charges	44	-	44
Less: Payments	55	3	58
Balance, December 31, 2009	33	8	41
Add: change in estimate to severance accrual	6	-	6
Less: 2010 Payments
First Quarter	10	1	11
Second Quarter	8	5	13
Third Quarter	7	1	8
Fourth Quarter	5	1	6
Balance, December 31, 2010	$9	$-	$9

Guaranteed Minimum Death Benefit Contracts (Tables)	12 Months Ended
Dec. 31, 2010
Guaranteed Minimum Death Benefits Disclosure [Tables] [Abstract]
GMDB reserve activity table
(In millions)	2010	2009	2008
Balance at January 1,	$1,285	$1,609	$848
Add: Unpaid Claims	36	34	21
Less: Reinsurance and other amounts recoverable	53	83	19
Balance at January 1, net	1,268	1,560	850
Add: Incurred benefits	(20)	(122)	822
Less: Paid benefits	124	170	112
Ending balance, net	1,124	1,268	1,560
Less: Unpaid Claims	37	36	34
Add: Reinsurance and other amounts recoverable	51	53	83
Balance at December 31,	$1,138	$1,285	$1,609

Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table Text Block
(Dollars in millions)	2010	2009
Highest anniversary annuity value
Account value	$13,336	$13,890
Net amount at risk	$4,372	$5,953
Average attained age of contractholders (weighted by exposure)	70	69
Anniversary value reset
Account value	$1,396	$1,403
Net amount at risk	$52	$113
Average attained age of contractholders (weighted by exposure)	63	61
Other
Account value	$1,864	$1,918
Net amount at risk	$755	$914
Average attained age of contractholders (weighted by exposure)	69	68
Total
Account value	$16,596	$17,211
Net amount at risk	$5,179	$6,980
Average attained age of contractholders (weighted by exposure)	70	69
Number of contractholders (approx.)	530,000	590,000

Reinsurance (Tables)	12 Months Ended
Dec. 31, 2010
Reinsurance [Tables] [Abstract]
Effects of Reinsurance
(In millions)	2010	2009	2008
Premiums and Fees
Short-duration contracts:
Direct	$16,611	$13,886	$13,969
Assumed	496	1,076	1,221
Ceded	(187)	(192)	(242)
	16,920	14,770	14,948
Long-duration contracts:
Direct	1,687	1,499	1,521
Assumed	36	33	53
Ceded:
Individual life insurance and annuity business sold	(195)	(209)	(220)
Other	(55)	(52)	(49)
	1,473	1,271	1,305
Total	$18,393	$16,041	$16,253
Reinsurance recoveries
Individual life insurance and annuity business sold	$321	$322	$368
Other	156	178	282
Total	$477	$500	$650

Goodwill, Other Intangibles, and Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill Other Intangibles Property And Equipment Tables [Abstract]
Other Intangible Assets Table Text Block

				Weighted Average
		Accumulated	Net Carrying	Amortization
(Dollars in millions)	Cost	Amortization	Value	Period (Years)

2010
Customer relationships	$587	$277	$310	12
Other	70	22	48	14
Total reported in other assets, including other intangibles	657	299	358
Internal-use software reported in property and equipment	1,379	875	504	5
Total other intangible assets	$2,036	$1,174	$862

2009
Customer relationships	$386	$254	$132	9
Other	46	12	34	10
Total reported in other assets, including other intangibles	432	266	166
Internal-use software reported in property and equipment	1,168	692	476	4
Total other intangible assets	$1,600	$958	$642

Property And Equipment Table Text Block

		Accumulated	Net Carrying
(Dollars in millions)	Cost	Amortization	Value

2010
Internal-use software	$1,379	$875	$504
Other property and equipment	1,190	782	408
Total property and equipment	$2,569	$1,657	$912

2009
Internal-use software	$1,168	$692	$476
Other property and equipment	1,194	808	386
Total property and equipment	$2,362	$1,500	$862

Depreciation And Amortization Table Text Block

(Dollars in millions)	2010	2009	2008
Internal-use software	$161	$147	$143
Other property and equipment	99	91	76
Depreciation and amortization of property and equipment	260	238	219
Other intangibles	32	30	25
Total depreciation and amortization	$292	$268	$244

Penson and Other Postretirement Benefit Plans (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pension And Other Postretirement Benefit Expense [Tables] [Abstract]
Projected benefit obligations and assets related to pension and other postretirement benefits
	Pension		Other Postretirement
	Benefits		Benefits
(In millions)	2010	2009	2010	2009
Change in benefit obligation
Benefit obligation, January 1	$4,363	$4,101	$419	$376
Service cost	2	43	1	1
Interest cost	240	250	22	24
Loss from past experience	379	255	36	59
Benefits paid from plan assets	(258)	(247)	(2)	(4)
Benefits paid - other	(35)	(30)	(32)	(37)
Translation of foreign currencies	-	1	-	-
Amendments	-	5	-	-
Curtailment	-	(15)	-	-
Benefit obligation, December 31	4,691	4,363	444	419
Change in plan assets
Fair value of plan assets, January 1	2,850	2,248	24	24
Actual return on plan assets	357	436	1	2
Benefits paid	(258)	(247)	(2)	(2)
Translation of foreign currencies	-	1	-	-
Contributions	214	412	-	-
Fair value of plan assets, December 31	3,163	2,850	23	24
Funded Status	$(1,528)	$(1,513)	$(421)	$(395)

Postretirement benefits liability adjustment included in AOCI
	Pension		Other
	Benefits		Postretirement Benefits
(In millions)	2010	2009	2010	2009
Unrecognized net gain (loss)	$(1,805)	$(1,558)	$(14)	$22
Unrecognized prior service cost	(5)	(5)	51	69
Postretirement benefits liability adjustment	$(1,810)	$(1,563)	$37	$91

Components of net pension costs
(In millions)	2010	2009	2008
Service cost	$2	$43	$74
Interest cost	240	250	242
Expected long-term return on plan assets	(253)	(239)	(234)
Amortization of:
Net loss from past experience	28	34	57
Prior service cost	-	(4)	(11)
Curtailment	-	(46)	-
Net pension cost	$17	$38	$128

Components of net other postretirement benefit cost
(In millions)	2010	2009	2008
Service cost	$1	$1	$1
Interest cost	22	24	24
Expected long-term return on plan assets	(1)	(1)	(1)
Amortization of:
Net gain from past experience	-	(5)	(8)
Prior service cost	(18)	(18)	(17)
Net other postretirement benefit cost	$4	$1	$(1)

Results of a 1% increase or decrease in healthcare benefits estimate range
(In millions)	Increase	Decrease
Effect on total service and interest cost	$1	$1
Effect on postretirement benefit obligation	$14	$13

Fair value of plan assets
December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$8	$-	$8
Corporate	-	158	24	182
Mortgage and other asset-backed	-	4	-	4
Fund investments and pooled separate accounts (1)	-	372	2	374
Total fixed maturities	-	542	26	568
Equity securities:
Domestic	1,445	-	20	1,465
International, including funds and pooled separate accounts (1)	208	218	-	426
Total equity securities	1,653	218	20	1,891
Real estate, including pooled separate accounts (1)	-	-	240	240
Securities partnerships	-	-	347	347
Guaranteed deposit account contract	-	-	24	24
Cash equivalents	-	93	-	93
Total plan assets at fair value	$1,653	$853	$657	$3,163

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Plan assets at fair value:
Fixed maturities:
Federal government and agency	$-	$6	$-	$6
Corporate	-	114	26	140
Mortgage and other asset-backed	-	22	-	22
Fund investments and pooled separate accounts (1)	-	300	118	418
Total fixed maturities	-	442	144	586
Equity securities:
Domestic	1,341	1	23	1,365
International, including funds and pooled separate accounts (1)	171	195	-	366
Total equity securities	1,512	196	23	1,731
Real estate, including pooled separate accounts (1)	-	-	160	160
Securities partnerships	-	-	257	257
Guaranteed deposit account contract	-	-	29	29
Cash equivalents	-	87	-	87
Total plan assets at fair value	$1,512	$725	$613	$2,850

(1) A pooled separate account has several participating benefit plans and each owns a share of the total pool of investments.

Changes in Level 3 plan assets
(In millions)	Fixed Maturities	Equity Securities	Mortgage Loans & Real Estate	Securities Partnerships	Guaranteed Deposit Account Contract	Total
Balance at January 1, 2010	$144	$23	$160	$257	$29	$613
Actual return on plan assets:
Assets still held at the reporting date	(14)	(1)	16	53	2	56
Assets sold during the period	14	-	-	-	-	14
Total actual return on plan assets	-	(1)	16	53	2	70
Purchases, sales, settlements, net	(121)	2	64	37	(7)	(25)
Transfers into Level 3	6	-	-	-	-	6
Transfers out of Level 3	(3)	(4)	-	-	-	(7)
Balance at December 31, 2010	$26	$20	$240	$347	$24	$657

(In millions)	Fixed Maturities	Equity Securities	Real Estate	Securities Partnerships	Guaranteed Deposit Account Contract	Total

Balance at January 1, 2009	$31	$14	$208	$264	$32	$549
Actual return on plan assets:
Assets still held at the reporting date	8	-	(104)	(31)	8	(119)
Assets sold during the period	5	-	-	-	-	5
Total actual return on plan assets	13	-	(104)	(31)	8	(114)
Purchases, sales, settlements, net	(75)	9	56	24	(11)	3
Transfers into Level 3	175	-	-	-	-	175
Balance at December 31, 2009	$144	$23	$160	$257	$29	$613

Assumptions for pension and other postretirement benefits
	2010	2009
Discount rate:
Pension benefit obligation	5.00%	5.50%
Other postretirement benefit obligation	4.75%	5.25%
Pension benefit cost	5.50%	6.25%
Other postretirement benefit cost	5.25%	6.25%
Expected long-term return on plan assets:
Pension benefit cost	8.00%	8.00%
Other postretirement benefit cost	5.00%	5.00%
Expected rate of compensation increase:
Projected pension benefit obligation	-	3.50%
Pension benefit cost	-	3.50%
Other postretirement benefit obligation	3.00%	3.00%
Other postretirement benefit cost	3.00%	3.00%

Benefit Payments Expected Over Next Ten Years Table Text Block

		Other Postretirement
		Benefits
	Pension		Net of Medicare
(In millions)	Benefits	Gross	Part D Subsidy
2011	$507	$45	$41
2012	$342	$42	$40
2013	$328	$42	$40
2014	$332	$41	$39
2015	$321	$40	$38
2016-2020	$1,579	$179	$172

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Tables] [Abstract]
Financial assets and liabilities carried at fair value
December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$133	$550	$4	$687
State and local government	-	2,467	-	2,467
Foreign government	-	1,152	17	1,169
Corporate	-	9,252	380	9,632
Federal agency mortgage-backed	-	10	-	10
Other mortgage-backed	-	85	3	88
Other asset-backed	-	161	495	656
Total fixed maturities (1)	133	13,677	899	14,709
Equity securities	6	87	34	127
Subtotal	139	13,764	933	14,836
Short-term investments	-	174	-	174
GMIB assets (2)	-	-	480	480
Other derivative assets (3)	-	19	-	19
Total financial assets at fair value, excluding separate accounts	$139	$13,957	$1,413	$15,509
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	32	-	32
Total financial liabilities at fair value	$-	$32	$903	$935

(1) Fixed maturities include $443 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $74 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts. The assets are net of a liability of $15 million for the future cost of reinsurance.

(3) Other derivative assets include $16 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $3 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 13 for additional information.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Financial assets at fair value:
Fixed maturities:
Federal government and agency	$43	$527	$1	$571
State and local government	-	2,521	-	2,521
Foreign government	-	1,056	14	1,070
Corporate	-	8,241	344	8,585
Federal agency mortgage-backed	-	34	-	34
Other mortgage-backed	-	114	7	121
Other asset-backed	-	92	449	541
Total fixed maturities (1)	43	12,585	815	13,443
Equity securities	2	81	30	113
Subtotal	45	12,666	845	13,556
Short-term investments	-	493	-	493
GMIB assets (2)	-	-	482	482
Other derivative assets (3)	-	16	-	16
Total financial assets at fair value, excluding separate accounts	$45	$13,175	$1,327	$14,547
Financial liabilities at fair value:
GMIB liabilities	$-	$-	$903	$903
Other derivative liabilities (3)	-	30	-	30
Total financial liabilities at fair value	$-	$30	$903	$933

(1) Fixed maturities include $274 million of net appreciation required to adjust future policy benefits for the run-off settlement annuity business including $38 million of appreciation for securities classified in Level 3.

(2) The GMIB assets represent retrocessional contracts in place from two external reinsurers which cover 55% of the exposures on these contracts. The assets are net of a liability of $15 million for the future cost of reinsurance.

(3) Other derivative assets include $12 million of interest rate and foreign currency swaps qualifying as cash flow hedges and $4 million of interest rate swaps not designated as accounting hedges. Other derivative liabilities reflect foreign currency and interest rate swaps qualifying as cash flow hedges. See Note 13 for additional information.

Level 3 financial assets and financial liabilities
	December 31,	December 31,
(In millions)	2010	2009
Other asset and mortgage-backed securities - valued using pricing models	$498	$456
Corporate and government bonds - valued using pricing models	328	288
Corporate bonds - valued at transaction price	73	71
Equity securities - valued at transaction price	34	30
Total	$933	$845

	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at 1/1/09	$889	$953	$(1,757)	$(804)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	(365)	669	304
Other	(18)	-	-	-
Total gains (losses) included in shareholders' net income	(18)	(365)	669	304
Gains included in other comprehensive income	59	-	-	-
Losses required to adjust future policy benefits for settlement annuities (1)	(72)	-	-	-
Purchases, issuances, settlements, net	(29)	(106)	185	79
Transfers into/(out of) Level 3:
Transfers into Level 3	276	-	-	-
Transfers out of Level 3	(260)	-	-	-
Total transfers into/(out of) Level 3	16	-	-	-
Balance at 12/31/09	$845	$482	$(903)	$(421)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$(20)	$(365)	$669	$304

(1) Amounts do not accrue to shareholders.

Changes in level 3 financial assets and liabilities carried at fair value
	Fixed Maturities & Equity Securities	GMIB Assets	GMIB Liabilities	GMIB Net
(In millions)
Balance at 1/1/10	$845	$482	$(903)	$(421)
Gains (losses) included in income:
GMIB fair value gain/(loss)	-	57	(112)	(55)
Other	27	-	-	-
Total gains (losses) included in shareholders' net income	27	57	(112)	(55)
Gains included in other comprehensive income	10	-	-	-
Gains required to adjust future policy benefits for settlement annuities (1)	34	-	-	-
Purchases, issuances, settlements, net	(74)	(59)	112	53
Transfers into/(out of) Level 3:
Transfers into Level 3	155	-	-	-
Transfers out of Level 3	(64)	-	-	-
Total transfers into/(out of) Level 3	91	-	-	-
Balance at 12/31/10	$933	$480	$(903)	$(423)
Total gains (losses) included in shareholders' net income attributable to
instruments held at the reporting date	$18	$57	$(112)	$(55)

(1) Amounts do not accrue to shareholders.

(In millions)
Balance at 1/1/09	$475
Policyholder losses (1)	(86)
Purchases, issuances, settlements, net	4
Transfers into/(out of) Level 3:
Transfers into Level 3	176
Transfers out of Level 3	(19)
Total transfers into/(out of) Level 3:	157
Balance at 12/31/09	$550

(1) Included in this amount are losses of $92 million attributable to instruments still held at the reporting date.

Separate account assets schedule
December 31, 2010
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 24)	$286	$1,418	$-	$1,704
Non-guaranteed separate accounts (1)	1,947	3,663	594	6,204
Total separate account assets	$2,233	$5,081	$594	$7,908

(1) Non-guaranteed separate accounts include $2.8 billion in assets supporting the Company's pension plan, including $557 million classified in Level 3.

December 31, 2009
(In millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Guaranteed separate accounts (See Note 24)	$275	$1,480	$-	$1,755
Non-guaranteed separate accounts (1)	1,883	3,100	550	5,533
Total separate account assets	$2,158	$4,580	$550	$7,288

(1) Non-guaranteed separate accounts include $2.6 billion in assets supporting the Company's pension plan, including $517 million classified in Level 3.

Level 3 separate account assets
(In millions)
Balance at 1/1/10	$550
Policyholder gains (1)	71
Purchases, issuances, settlements, net	(10)
Transfers into/(out of) Level 3:
Transfers into Level 3	9
Transfers out of Level 3	(26)
Total transfers into/(out of) Level 3:	(17)
Balance at 12/31/10	$594

(1) Included in this amount are gains of $53 million attributable to instruments still held at the reporting date.

Financial instruments not carried at fair value
(In millions)	December 31, 2010		December 31, 2009
	Fair Value	Carrying Value	Fair Value	Carrying Value
Commercial mortgage loans	$3,470	$3,486	$3,323	$3,522
Contractholder deposit funds, excluding universal life products	$1,001	$989	$940	$941
Long-term debt, including current maturities, excluding capital leases	$2,926	$2,709	$2,418	$2,427

Investments (Tables)	12 Months Ended
Dec. 31, 2010
Investments [Tables] [Abstract]
Fixed maturities and equity securities table
(In millions)	2010	2009
Included in fixed maturities:
Trading securities (amortized cost: $3; $8)	$3	$8
Hybrid securities (amortized cost: $45; $37)	52	43
Total	$55	$51
Included in equity securities:
Hybrid securities (amortized cost: $108; $109)	$86	$81

Amortized cost and fair value for fixed maturities table
	Amortized	Fair
(In millions)	Cost	Value
Due in one year or less	$776	$789
Due after one year through five years	4,509	4,804
Due after five years through ten years	4,835	5,256
Due after ten years	2,619	3,052
Mortgage and other asset-backed securities	658	753
Total	$13,397	$14,654

Gross unrealized appreciation (depreciation) fixed maturities table
(In millions)		December 31, 2010
		Unrealized	Unrealized
	Amortized	Appre-	Depre-	Fair
	Cost	ciation	ciation	Value
Federal government and agency	$459	$229	$(1)	$687
State and local government	2,305	172	(10)	2,467
Foreign government	1,109	64	(4)	1,169
Corporate	8,866	761	(49)	9,578
Federal agency mortgage-backed	9	1	-	10
Other mortgage-backed	80	10	(3)	87
Other asset-backed	569	99	(12)	656
Total	$13,397	$1,336	$(79)	$14,654
(In millions)	December 31, 2009
Federal government and agency	$398	$174	$(1)	$571
State and local government	2,341	188	(8)	2,521
Foreign government	1,040	38	(8)	1,070
Corporate	8,104	529	(98)	8,535
Federal agency mortgage-backed	33	1	-	34
Other mortgage-backed	125	5	(10)	120
Other asset-backed	494	55	(8)	541
Total	$12,535	$990	$(133)	$13,392

Declines in fair value table
(Dollars in millions)	December 31, 2010
	Fair	Amortized	Unrealized	Number
	Value	Cost	Depreciation	of Issues
Fixed maturities:
One year or less:
Investment grade	$957	$988	$(31)	311
Below investment grade	$104	$108	$(4)	64
More than one year:
Investment grade	$296	$334	$(38)	63
Below investment grade	$40	$46	$(6)	17

Distribution of commercial mortgage loans and real estate investments table
(In millions)	2010	2009
Property type
Office buildings	$1,043	$1,101
Apartment buildings	835	901
Industrial	619	551
Hotels	533	499
Retail facilities	418	426
Other	38	44
Total	$3,486	$3,522
Geographic region
Pacific	$931	$965
South Atlantic	752	735
New England	585	566
Central	519	518
Middle Atlantic	385	408
Mountain	314	330
Total	$3,486	$3,522

Credit Risk Profile of Commercial Loan Portfolio Table
(Dollars in millions)	Debt Service Coverage Ratio
	1.30x or	1.20x to	1.10x to	1.00x to	Less than
Loan-to-Value Ratios	Greater	1.29x	1.19x	1.09x	1.00x	Total
Below 50%	$324	$-	$-	$-	$29	$353
50% to 59%	409	54	56	-	-	519
60% to 69%	533	73	5	28	25	664
70% to 79%	138	79	57	55	11	340
80% to 89%	267	186	165	151	69	838
90% to 99%	15	54	181	185	135	570
100% or above	-	-	47	43	112	202
Total	$1,686	$446	$511	$462	$381	$3,486

Impaired commercial mortgage loans and related valuation reserves table
(In millions)	2010			2009
	Gross	Reserves	Net	Gross	Reserves	Net
Impaired commercial mortgage loans with valuation reserves	$47	$(12)	$35	$143	$(17)	$126
Impaired commercial mortgage loans with no valuation reserves	60	-	60	96	-	96
Total	$107	$(12)	$95	$239	$(17)	$222

Schedule of Changes in Valuation Reserves For Commercial Mortgage Loans Table
(In millions)	2010	2009
Reserve balance, January 1,	$17	$-
Increase in valuation reserves	24	17
Charge-offs upon sales and repayments, net of recoveries	(12)	-
Transfers to foreclosed real estate	(17)	-
Reserve balance, December 31,	$12	$17

Other long-term investments
(In millions)	2010	2009
Real estate entities	$394	$289
Securities partnerships	288	272
Interest rate and foreign currency swaps	19	16
Mezzanine loans	13	13
Other	45	5
Total	$759	$595

Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments [Tables] [Abstract]
Designated as accounting hedges; interest rate, FX and combinations

Instrument / Volume of Activity	Primary Risk	Purpose		Cash Flows		Accounting Policy

Derivatives Designated as Accounting Hedges - Cash Flow Hedges
Interest rate swaps — $153 million (2010) and $160 million (2009) of par value of related investments Foreign currency swaps — $159 million (2010) and $179 million (2009) of U.S. dollar equivalent par value of related investments Combination swaps (int	Interest rate and foreign currency	To hedge the interest and/or foreign currency cash flows of fixed maturities and commercial mortgage loans to match associated liabilities. Currency swaps are primarily euros, Australian dollars, Canadian dollars and British pounds for periods of up to 1		The Company periodically exchanges cash flows between variable and fixed interest rates and/or between two currencies for both principal and interest. Net interest cash flows are reported in operating activities.		Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as
	Fair Value Effect on the Financial Statements (in millions)
		Other Long-Term Investments		Accounts Payable, Accrued Expenses and Other Liabilities		Gain (Loss) Recognized in Other Comprehensive Income (1)
		As of December 31,		As of December 31,		For the years ended December 31,
	Instrument	2010	2009	2010	2009	2010	2009
	Interest rate swaps	$10	$8	$-	$-	$2	$(5)
	Foreign currency swaps	6	4	20	24	10	(24)
	Interest rate and foreign currency swaps	-	-	12	6	(7)	(12)
	Total	$16	$12	$32	$30	$5	$(41)
	(1) Other comprehensive income for foreign currency swaps excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

Not designated as accounting hedges; futures

Instrument / Volume of Activity	Primary Risk	Purpose	Cash Flows	Accounting Policy

Derivatives Not Designated As Accounting Hedges
Futures — $892 million (2010) and $1,058 million (2009) of U.S. dollar equivalent market price of outstanding contracts	Equity and foreign currency	To reduce domestic and international equity market exposures for certain reinsurance contracts that guarantee minimum death benefits (GMDB) resulting from changes in variable annuity account values based on underlying mutual funds. Currency futures are p	The Company receives (pays) cash daily in the amount of the change in fair value of the futures contracts. Cash flows are included in operating activities.	Fair value changes are reported in other revenues. Amounts not yet settled from the previous day's fair value change (daily variation margin) are reported in premiums, accounts and notes receivable, net or accounts payable, accrued expenses and other lia
	Fair Value Effect on the Financial Statements (in millions)
				Other Revenues
				For the years ended December 31,
				2010	2009
	Futures			$(157)	$(283)

Not designated as accounting hedges; interest rate swaps

Instrument / Volume of Activity	Primary Risk	Purpose		Cash Flows	Accounting Policy

Derivatives Not Designated As Accounting Hedges

Interest rate swaps — $45 million (2010) and $76 million (2009) of par value of related investments	Interest rate	To hedge the interest cash flows of fixed maturities to match associated liabilities.		The Company periodically exchanges cash flows between variable and fixed interest rates and these cash flows are included in investing activities.	Fair values are reported in other long-term investments or other liabilities, with changes in fair value reported in other realized investment gains and losses.
	Fair Value Effect on the Financial Statements (in millions)
		Other Long-Term Investments			Other Realized Investment Gains (Losses)
		As of December 31,			For the years ended December 31,
		2010	2009		2010	2009
	Interest rate swaps	$3	$4		$(2)	$(1)

Not designated as accounting hedges; GMIB written and purchased options

Instrument / Volume of Activity	Primary Risk	Purpose		Cash Flows		Accounting Policy

Derivatives Not Designated As Accounting Hedges

Written options (GMIB liability) — $1,134 million (2010) and $1,183 million (2009) of maximum potential undiscounted future payments as defined in Note 24 Purchased options (GMIB asset) — $624 million (2010) and $651 million (2009) of maximum potential u	Equity and interest rate	The Company has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees of minimum income benefits, resulting from the level of variable annuity account values compared with a contractually		The Company periodically receives (pays) fees based on either contractholders' account values or deposits increased at a contractual rate. The Company will also pay (receive) cash depending on changes in account values and interest rates when contracthol		Fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset). Changes in fair value are reported in GMIB fair value (gain)/loss.
	Fair Value Effect on the Financial Statements (in millions)
		Other Assets, including other intangibles		Accounts Payable, Accrued Expenses and Other Liabilities		GMIB Fair Value (Gain)/Loss
		As of December 31,		As of December 31,		For the years ended December 31,
	Instrument	2010	2009	2010	2009	2010	2009
	Written options (GMIB liability)	$-	$-	$903	$903	$112	$(669)
	Purchased options (GMIB asset)	480	482	-	-	(57)	365
	Total	$480	$482	$903	$903	$55	$(304)

Investment Income and Gains and Losses (Tables)	12 Months Ended
Dec. 31, 2010
Investment Income And Gains And Losses Tables [Abstract]
Net investment income
(In millions)	2010	2009	2008
Fixed maturities	$788	$748	$729
Equity securities	6	7	8
Commercial mortgage loans	221	223	219
Policy loans	90	92	86
Real estate	(2)	(1)	1
Other long-term investments	29	(30)	6
Short-term investments and cash	11	10	43
	1,143	1,049	1,092
Less investment expenses	38	35	29
Net investment income	$1,105	$1,014	$1,063

Realized gains and losses on investments table
(In millions)	2010	2009	2008
Fixed maturities	$87	$2	$(237)
Equity securities	5	12	(31)
Commercial mortgage loans	(23)	(20)	(2)
Real estate	3	-	-
Other investments, including derivatives	3	(37)	100
Realized investment gains (losses), before income taxes	75	(43)	(170)
Less income taxes (benefits)	25	(17)	(60)
Net realized investment gains (losses)	$50	$(26)	$(110)

Impairment on investments table

(in millions)	2010	2009	2008
Credit related (1)	$38	$93	$67
Other (2)	1	13	150
Total (3)	$39	$106	$217

(1) Credit-related losses include other-than-temporary declines in fair value of fixed maturities and equity securities, and impairments of commercial mortgage loans and real estate entities. The amount related to credit losses on fixed maturities for which a portion of the impairment was recognized in other comprehensive income was not significant.
(2) Prior to adoption of new GAAP guidance for other-than-temporary impairments on April 1, 2009, other primarily represented the impact of rising market yields on investments where the Company could not demonstrate the intent and ability to hold until recovery.

(3) Other-than-temporary impairments on fixed maturities in 2010 were not significant. Other-than-temporary impairments on fixed maturities of $47 million in 2009 and $213 million in 2008 are included in both the credit related and other categories above.

Realized investment results not reflected in the Company's revenues
(In millions)	2010	2009	2008
Separate accounts	$191	$(25)	$(146)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	$18	$51	$8

Sales of AFS fixed maturities table
(In millions)	2010	2009	2008
Proceeds from sales	$826	$949	$1,465
Gross gains on sales	$46	$51	$13
Gross losses on sales	$(3)	$(9)	$(53)

Debt (Tables)	12 Months Ended
Dec. 31, 2010
Debt [Table] [Abstract]
Short-term and Long-term Debt
(In millions)	2010	2009
Short-term:
Commercial paper	$100	$100
Current maturities of long-term debt	452	4
Total short-term debt	$552	$104
Long-term:
Uncollateralized debt:
7% Notes due 2011	$-	$222
6.375% Notes due 2011	-	226
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	300
8.5% Notes due 2019	251	349
4.375% Notes due 2020	249	-
5.125% Notes due 2020	299	-
6.37% Notes due 2021	78	78
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875% Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
Other	30	11
Total long-term debt	$2,288	$2,436

Common and Preferred Stock (Tables)	12 Months Ended
Dec. 31, 2010
Class Of Stock Disclosures Abstract
Schedule of issued shares
(Shares in thousands)	2010	2009
Common: Par value $0.25
600,000 shares authorized
Outstanding - January 1	274,257	271,036
Issued for stock option and other benefit plans	3,805	3,221
Repurchase of common stock	(6,182)	-
Outstanding - December 31	271,880	274,257
Treasury stock	79,066	76,689
Issued - December 31	350,946	350,946

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) [Table] [Abstract]
Changes in accumulated other comprehensive income (loss)
		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2010
Net unrealized appreciation, securities:
Net unrealized appreciation on securities arising during the year	$319	$(109)	$210
Reclassification adjustment for (gains) included in shareholders' net income	(92)	32	(60)
Net unrealized appreciation, securities	$227	$(77)	$150
Net unrealized appreciation, derivatives	$8	$(2)	$6
Net translation of foreign currencies	$48	$(11)	$37
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$10	$(4)	$6
Net change arising from assumption and plan changes and experience	(311)	116	(195)
Net postretirement benefits liability adjustment	$(301)	$112	$(189)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2009
Net unrealized appreciation, securities:
Implementation effect of updated guidance on other-than-temporary impairments	$(27)	$9	$(18)
Net unrealized appreciation on securities arising during the year	843	(292)	551
Reclassification adjustment for (gains) included in net income	(14)	3	(11)
Net unrealized appreciation, securities	$802	$(280)	$522
Net unrealized depreciation, derivatives	$(30)	$13	$(17)
Net translation of foreign currencies	$76	$(28)	$48
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$7	$(3)	$4
Curtailment gain	(46)	16	(30)
Reclassification adjustment included in shareholders' net income	(39)	13	(26)
Net change arising from assumption and plan changes and experience	(107)	36	(71)
Net postretirement benefits liability adjustment	$(146)	$49	$(97)

		Tax
		(Expense)	After-
(In millions)	Pre-Tax	Benefit	Tax
2008
Net unrealized depreciation, securities:
Net unrealized depreciation on securities arising during the year	$(706)	$245	$(461)
Reclassification adjustment for losses included in net income	268	(94)	174
Net unrealized depreciation, securities	$(438)	$151	$(287)
Net unrealized appreciation, derivatives	$9	$(3)	$6
Net translation of foreign currencies	$(183)	$62	$(121)
Postretirement benefits liability adjustment:
Reclassification adjustment for amortization of net losses from past
experience and prior service costs	$21	$(7)	$14
Net change arising from assumption and plan changes and experience	(1,134)	397	(737)
Net postretirement benefits liability adjustment	$(1,113)	$390	$(723)

Shareholders Equity and Dividend Restrictions (Tables)	12 Months Ended
Dec. 31, 2010
Shareholders Equity And Dividend Restrictions Tables [Abstract]
Schedule of statutory net income and surplus
(In millions)	2010	2009	2008
Net income	$1,697	$1,088	$420
Surplus	$5,107	$4,728	$3,638

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes Tables [Abstract]
Componenets of income taxes
(In millions)	2010	2009	2008
Current taxes
U.S. income	$267	$211	$255
Foreign income	45	48	57
State income	19	16	1
	331	275	313
Deferred taxes (benefits)
U.S. income	182	279	(224)
Foreign income	15	39	2
State income	(7)	1	1
	190	319	(221)
Total income taxes	$521	$594	$92

Reconciliation of total taxes to nominal federal rate
(In millions)	2010	2009	2008
Tax expense at nominal rate	$655	$664	$135
Tax-exempt interest income	(31)	(31)	(32)
Effect of permanently invested foreign earnings	(31)	(23)	-
Dividends received deduction	(3)	(3)	(3)
Resolution of federal tax matters	-	(27)	(1)
State income tax (net of federal income tax benefit)	9	12	1
Change in valuation allowance	(94)	(2)	(15)
Other	16	4	7
Total income taxes	$521	$594	$92

Schedule of deferred income tax assets and liabilities
(In millions)	2010	2009
Deferred tax assets
Employee and retiree benefit plans	$746	$774
Investments, net	100	111
Other insurance and contractholder liabilities	391	430
Deferred gain on sale of business	58	67
Policy acquisition expenses	143	144
Loss carryforwards	76	104
Other accrued liabilities	107	111
Bad debt expense	18	16
Other	37	34
Deferred tax assets before valuation allowance	1,676	1,791
Valuation allowance for deferred tax assets	(23)	(116)
Deferred tax assets, net of valuation allowance	1,653	1,675
Deferred tax liabilities
Depreciation and amortization	314	291
Foreign operations, net	267	151
Unrealized appreciation on investments and foreign currency translation	290	204
Total deferred tax liabilities	871	646
Net deferred income tax assets	$782	$1,029

Reconciliation of unrecognized tax benefits
(In millions)	2010	2009	2008
Balance at January 1,	$214	$164	$260
Increase (decrease) due to prior year positions	(55)	5	(119)
Increase due to current year positions	34	76	34
Reduction related to settlements with taxing authorities	(13)	(28)	(5)
Reduction related to lapse of applicable statute
of limitations	(3)	(3)	(6)
Balance at December 31,	$177	$214	$164

Employee Incentive Plans (Tables)	12 Months Ended
Dec. 31, 2010
Employee Incentive Plans Tables [Abstract]
Compensation costs and related tax benefits table
(In millions)	2010	2009	2008
Compensation cost	$49	$42	$41
Tax benefits	$12	$15	$14
(In millions)	2010	2009	2008
Compensation cost	$49	$42	$41
Tax benefits	$12	$15	$14

Status of, and changes in, common stock options
(Options in thousands)	2010		2009		2008
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding - January 1	13,751	$29.34	12,258	$35.48	11,430	$32.69
Granted	1,846	$34.64	4,709	$14.15	2,311	$46.53
Exercised	(2,565)	$24.31	(1,167)	$25.32	(1,058)	$27.40
Expired or canceled	(939)	$30.86	(2,049)	$33.42	(425)	$40.67
Outstanding - December 31	12,093	$31.10	13,751	$29.34	12,258	$35.48
Options exercisable at year-end	7,656	$34.42	8,578	$33.53	8,687	$31.19

Information for stock options exercised
(In millions)	2010	2009	2008
Intrinsic value of options exercised	$30	$7	$23
Cash received for options exercised	$62	$30	$26
Excess tax benefits realized from options exercised	$5	$-	$6

Information for outstanding common stock options
(Dollars in millions, except per share	Options	Options
amounts)	Outstanding	Exercisable
Number (in thousands)	12,093	7,656
Total intrinsic value	$99	$44
Weighted average exercise price	$31.10	$34.42
Weighted average remaining
contractual life	5.8 years	4.3 years

Assumptions for fair value of options granted
	2010	2009	2008
Dividend yield	0.1%	0.3%	0.1%
Expected volatility	40.0%	40.0%	35.0%
Risk-free interest rate	1.9%	1.6%	2.2%
Expected option life	4 years	4 years	4 years

Status of, and changes in, restricted stock grants
(Awards in thousands)	2010		2009		2008
		Weighted		Weighted		Weighted
		Average Fair Value		Average Fair Value		Average Fair Value
	Grants/Units	at Award Date	Grants/Units	at Award Date	Grants/Units	at Award Date
Outstanding - January 1	4,113	$27.65	2,347	$40.53	2,482	$34.28
Awarded	1,155	$34.63	2,678	$18.14	820	$43.90
Vested	(541)	$40.87	(557)	$32.00	(760)	$23.81
Forfeited	(421)	$29.28	(355)	$33.79	(195)	$40.47
Outstanding - December 31	4,306	$27.70	4,113	$27.65	2,347	$40.53

Status of, and changes in, Strategic Performance Shares
(Awards in thousands)	2010
		Weighted
		Average Fair Value
	Grants/Units	at Award Date
Outstanding - January 1	-	$-
Awarded	480	$34.73
Vested	-	$-
Forfeited	(50)	$34.65
Outstanding - December 31	430	$34.73

Segment Information (Tables)	12 Months Ended
Dec. 31, 2010
Segment Information [Table] [Abstract]
Health Care Segment Financial Data Table Text Block
(In millions)	2010	2009	2008
Health Care
Premiums and fees:
Medical:
Guaranteed cost (1),(2)	$3,929	$3,380	$3,704
Experience-rated (2),(3)	1,823	1,699	1,953
Stop loss	1,287	1,274	1,197
Dental	804	731	785
Medicare	1,470	595	400
Medicare Part D	558	342	327
Other (4)	543	515	518
Total medical	10,414	8,536	8,884
Life and other non-medical	103	179	184
Total premiums	10,517	8,715	9,068
Fees (2),(5)	2,802	2,669	2,597
Total premiums and fees	13,319	11,384	11,665
Mail order pharmacy revenues	1,420	1,282	1,204
Other revenues	266	262	267
Net investment income	243	181	200
Segment revenues	$15,248	$13,109	$13,336
Income taxes	$476	$399	$352
Segment earnings	$861	$731	$664

(1) Includes guaranteed cost premiums primarily associated with open access and commercial HMO, as well as other risk-related products.
(2) Premiums and/or fees associated with certain specialty products are also included.
(3) Includes minimum premium arrangements with a risk profile similar to experience-rated funding arrangements. The risk portion of minimum premium revenue is reported in experience-rated medical premium whereas the self funding portion of minimum premium revenue is recorded in fees. Also includes certain non-participating cases for which special customer level reporting of experience is required.
(4) Other medical premiums include risk revenue for specialty products.
(5) Represents administrative service fees for medical members and related specialty product fees for non-medical members as well as fees related to Medicare Part D of $57 million in 2010, $41 million in 2009 and $69 million in 2008.

Other Segments Financial Data Table Text Block
(In millions)	2010	2009	2008
Disability and Life
Premiums and fees:
Life	$1,238	$1,301	$1,261
Disability	1,167	1,057	1,004
Other	262	276	297
Total	2,667	2,634	2,562
Other revenues	123	113	117
Net investment income	261	244	256
Segment revenues	$3,051	$2,991	$2,935
Income taxes	$120	$109	$109
Segment earnings	$291	$284	$273
International
Premiums and fees:
Health Care	$1,037	$884	$856
Supplemental Health, Life, and Accident	1,231	998	1,014
Total	2,268	1,882	1,870
Other revenues	31	22	18
Net investment income	82	69	79
Segment revenues	$2,381	$1,973	$1,967
Income taxes	$95	$70	$104
Equity in income of investees	$14	$11	$8
Segment earnings	$243	$183	$182
Run-off Reinsurance
Premiums and fees and other revenues	$(133)	$(254)	$374
Net investment income	114	113	104
Segment revenues	$(19)	$(141)	$478
Income taxes (benefits)	$(136)	$93	$(375)
Segment earnings (loss)	$26	$185	$(646)
Other Operations
Premiums and fees and other revenues	$174	$176	$184
Net investment income	404	407	414
Segment revenues	$578	$583	$598
Income taxes	$39	$31	$43
Segment earnings	$85	$86	$87
Corporate
Other revenues and eliminations	$(62)	$(58)	$(53)
Net investment income	1	-	10
Segment revenues	$(61)	$(58)	$(43)
Income tax benefits	$(98)	$(91)	$(81)
Segment loss	$(211)	$(142)	$(162)
Realized investment gains (losses)
Realized investment gains (losses)	$75	$(43)	$(170)
Income taxes (benefits)	25	(17)	(60)
Realized investment gains (losses),
net of taxes and noncontrolling interest	$50	$(26)	$(110)
Total
Premiums and fees and other revenues	$18,653	$16,161	$17,004
Mail order pharmacy revenues	1,420	1,282	1,204
Net investment income	1,105	1,014	1,063
Realized investment gains (losses)	75	(43)	(170)
Total revenues	$21,253	$18,414	$19,101
Income taxes	$521	$594	$92
Segment earnings	$1,295	$1,327	$398
Realized investment gains (losses),
net of taxes and noncontrolling interest	$50	$(26)	$(110)
Shareholders' income from continuing operations	$1,345	$1,301	$288

Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data Tables [Abstract]
Quarterly Financial Data Table Text Block
(In millions, except per share amounts)				Three Months Ended
	March 31		June 30			Sept. 30		Dec. 31
Consolidated Results
2010
Total revenues		$5,205		$5,353		$5,266		$5,429
Income from continuing operations before income taxes		422		439		464		545
Shareholders' net income		283	(1)	294	(2)	307	(3)	461	(4)
Shareholders' net income per share:	1
Basic		1.03		1.07		1.13		1.71
Diluted		1.02		1.06		1.13		1.69
2009
Total revenues		$4,773		$4,488		$4,517		$4,636
Income from continuing operations before income taxes		273		630		487		508
Shareholders' net income (loss)		208	(5)	435	(6)	329	(7)	330	(8)
Shareholders' net income (loss) per share:
Basic		0.76		1.59		1.20		1.20
Diluted		0.76		1.58		1.19		1.19
Stock and Dividend Data
2010
Price range of common stock — high		$39.26		$37.61		$36.03		$38.53
— low		$32.00		$30.78		$29.12		$34.33
Dividends declared per common share		$0.040		$-		$-		$-
2009
Price range of common stock — high		$23.06		$25.60		$33.00		$38.12
— low		$12.68		$16.84		$23.10		$26.83
Dividends declared per common share		$0.040		$-		$-		$-

Condensed Financial Information of Registrant (Tables)	12 Months Ended
Dec. 31, 2010
Condensed Financial Information Of Registrant Tables [Abstract]
Schedule I - Summary of Investments - Other Than Investments In Related Parties Table Text Block
			Amount at
			which shown in
		Fair	the Consolidated
Type of Investment	Cost	Value	Balance Sheet

Fixed maturities:
Bonds:
United States government and government
agencies and authorities	$459	$687	$687
States, municipalities and political subdivisions	2,305	2,467	2,467
Foreign governments	1,109	1,169	1,169
Public utilities	88	93	93
All other corporate bonds	8,801	9,516	9,516
Asset backed securities:
United States government agencies mortgage-backed	9	10	10
Other mortgage-backed	81	88	88
Other asset-backed	569	656	656
Redeemable preferred stocks	24	23	23
Total fixed maturities	13,445	14,709	14,709

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	27	32	32
Non redeemable preferred stocks	117	95	95
Total equity securities	144	127	127

Commercial mortgage loans on real estate	3,486		3,486
Policy loans	1,581		1,581
Real estate investments	112		112
Other long-term investments	705		759
Short-term investments	174		174

Total investments	$19,647		$20,948

Schedule II - Statements of Income Table Text Block
	For the year ended
	December 31,
	2010	2009	2008

Operating expenses:
Interest	$176	$160	$140
Intercompany interest	26	80	220
Other	129	68	108
Total operating expenses	331	308	468
Loss before income taxes	(331)	(308)	(468)
Income tax benefit	(106)	(118)	(161)
Loss of parent company	(225)	(190)	(307)
Equity in income of subsidiaries from continuing operations	1,570	1,491	595
Shareholders' income from continuing operations	1,345	1,301	288
Income from discontinued operations, net of taxes	-	1	4
Shareholders' net income	$1,345	$1,302	$292

Schedule II - Balance Sheets Table Text Block
	As of December 31,
	2010		2009

Assets:
Investments in subsidiaries		$14,384		$13,674
Other assets		568		586
Total assets		$14,952		$14,260

Liabilities:
Intercompany		$3,718		$4,517
Short-term debt		548		100
Long-term debt		2,180		2,347
Other liabilities		1,861		1,879
Total liabilities		8,307		8,843

Shareholders' Equity:
Common stock (shares issued, 351; authorized, 600)		88		88
Additional paid-in capital		2,534		2,514
Net unrealized appreciation — fixed maturities	$529		$378
Net unrealized appreciation — equity securities	3		4
Net unrealized depreciation — derivatives	(24)		(30)
Net translation of foreign currencies	25		(12)
Postretirement benefits liability adjustment	(1,147)		(958)
Accumulated other comprehensive loss		(614)		(618)
Retained earnings		9,879		8,625
Less treasury stock, at cost		(5,242)		(5,192)
Total shareholders' equity		6,645		5,417
Total liabilities and shareholders' equity		$14,952		$14,260

Schedule II - Statements Of Cash Flows Table Text Block
	For the year ended
	December 31,
	2010	2009	2008

Cash Flows from Operating Activities:
Shareholders' Net Income	$1,345	$1,302	$292
Adjustments to reconcile shareholders' net income
to net cash provided by operating activities:
Equity in income of subsidiaries	(1,574)	(1,494)	(595)
(Income) from discontinued operations	-	(1)	(4)
Dividends received from subsidiaries	1,050	650	535
Other liabilities	(294)	(401)	74
Other, net	162	356	(116)
Net cash provided by operating activities	689	412	186

Cash Flows from Financing Activities:
Net change in intercompany debt	(816)	(579)	(426)
Net change in short-term debt	-	(199)	299
Net proceeds on issuance of long-term debt	543	346	297
Repayment of long-term debt	(268)	-	-
Issuance of common stock	64	30	37
Common dividends paid	(11)	(11)	(14)
Repurchase of common stock	(201)	-	(378)
Net cash used in financing activities	(689)	(413)	(185)
Net increase (decrease) in cash and cash equivalents	-	(1)	1
Cash and cash equivalents, beginning of year	-	1	-
Cash and cash equivalents, end of year	$-	$-	$1

Schedule II - Notes - Long Term Debt Table Text Block
(In millions)	December 31, 2010	December 31, 2009
Short-term:
Commercial Paper	$100	$100
Current maturities of long-term debt	448	-
Total short-term debt	$548	$100
Long-term:
Uncollateralized debt:
7% Notes due 2011	$-	$222
6.375% Notes due 2011	-	226
5.375% Notes due 2017	250	250
6.35% Notes due 2018	131	300
8.5% Notes due 2019	251	349
4.38% Notes due 2020	249	-
5.13% Notes due 2020	299	-
7.65% Notes due 2023	100	100
8.3% Notes due 2023	17	17
7.875 % Debentures due 2027	300	300
8.3% Step Down Notes due 2033	83	83
6.15% Notes due 2036	500	500
Total long-term debt	$2,180	$2,347

Schedule III - Supplementary Insurance Information Table Text Block
	Deferred		Future policy	Medical claims
	policy		benefits and	payable and	Unearned
	acquisition		contractholder	unpaid	premiums
Segment	costs		deposit funds	claims	and fees

Year Ended December 31, 2010:
Health Care	$54		$488	$1,400	$80
Disability and Life	2		1,066	3,180	17
International	998		1,173	288	288
Run-off Reinsurance	-		1,139	244	-
Other Operations	68		12,790	159	31
Corporate	-	1	-	(8)	-
Total	$1,122		$16,656	$5,263	$416

Year Ended December 31, 2009:
Health Care	$60		$507	$1,098	$76
Disability and Life	6		1,023	3,122	32
International	808		1,003	228	282
Run-off Reinsurance	-		1,287	288	-
Other Operations	69		12,800	161	37
Corporate	-	1	-	(8)	-
Total	$943		$16,620	$4,889	$427

Year Ended December 31, 2008:
Health Care	$60		$551	$1,138	$70
Disability and Life	7		956	3,104	36
International	650		843	205	265
Run-off Reinsurance	-		1,611	356	-
Other Operations	72		13,332	158	43
Corporate	-	1	-	-	-
Total	$789		$17,293	$4,961	$414

			Amortization
			of deferred
	Net		policy	Other
Premiums	investment	Benefit	acquisition	operating
and fees (1)	income (2)	expenses (1)(3)	expenses	expenses (4)

$13,319	$243	$8,670	$155	$5,086
2,667	261	1,935	6	699
2,268	82	1,255	145	639
25	114	(22)	-	113
114	404	395	6	53
-	1	-	-	248
$18,393	$1,105	$12,233	$312	$6,838

$11,384	$181	$7,096	$141	$4,742
2,634	244	1,922	6	670
1,882	69	1,080	146	491
29	113	(146)	-	(273)
112	407	398	6	62
-	-	(16)	-	191
$16,041	$1,014	$10,334	$299	$5,883

$11,665	$200	$7,445	$138	$4,737
2,562	256	1,914	6	633
1,870	79	1,003	164	512
43	104	782	-	717
113	414	408	6	54
-	10	(15)	-	215
$16,253	$1,063	$11,537	$314	$6,868

Schedule IV - Reinsurance Table Text Block
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net

Year Ended December 31, 2010:
Life insurance in force	$566,841	$44,335	$9,734	$532,240	1.8%

Premiums and fees:
Life insurance and annuities	$2,026	$264	$107	$1,869	5.7%
Accident and health insurance	16,272	173	425	16,524	2.6%
Total	$18,298	$437	$532	$18,393	2.9%

Year Ended December 31, 2009:
Life insurance in force	$544,687	$50,011	$71,107	$565,783	12.6%

Premiums and fees:
Life insurance and annuities	$1,909	$297	$305	$1,917	15.9%
Accident and health insurance	13,476	156	804	14,124	5.7%
Total	$15,385	$453	$1,109	$16,041	6.9%

Year Ended December 31, 2008:
Life insurance in force	$392,803	$44,116	$108,106	$456,793	23.7%

Premiums and fees:
Life insurance and annuities	$1,885	$281	$333	$1,937	17.2%
Accident and health insurance	13,605	230	941	14,316	6.6%
Total	$15,490	$511	$1,274	$16,253	7.8%

Schedule V - Valuation And Qualifying Accounts And Reserves
		Charged
		(Credited)	Charged
	Balance at	to	(Credited)	Other	Balance
	beginning	costs and	to other	deductions	at end
Description	of period	expenses (1)	accounts	-describe (2)	of period

2010:
Investment asset valuation reserves:
Commercial mortgage loans	$17	$24	$-	$(29)	$12
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$43	$11	$-	$(5)	$49
Deferred tax asset valuation allowance	$116	$(93)	$-	$-	$23
Reinsurance recoverables	$15	$(5)	$-	$-	$10

2009:
Investment asset valuation reserves:
Commercial mortgage loans	$3	$17	$-	$(3)	$17
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$50	$(2)	$-	$(5)	$43
Deferred tax asset valuation allowance	$126	$(2)	$-	$(8)	$116
Reinsurance recoverables	$23	$(7)	$-	$(1)	$15

2008:
Investment asset valuation reserves:
Commercial mortgage loans	$1	$2	$-	$-	$3
Allowance for doubtful accounts:
Premiums, accounts and notes receivable	$54	$12	$1	$(17)	$50
Deferred tax asset valuation allowance	$150	$(15)	$-	$(9)	$126
Reinsurance recoverables	$27	$(3)	$-	$(1)	$23

(1) 2010 amount for deferred tax asset valuation allowance primarily reflects the resolution of a federal tax matter. See Note 20 to the Consolidated Financial Statements.
(2) 2010 amount for commercial mortgage loans primarily reflects charge-offs upon sales and repayments, as well as transfers to foreclosed real estate.

Summary of Significant Accounting Policies (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Significant Accounting Policies Text Details Abstract
Net income attributable to noncontrolling interest	$ 4	$ 3	$ 2
Goodwill Reported in our Segments	$ 2.9

Acquisitions (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2008
Vanbreda Condensed Balance Sheet at the Acquisition Date [Abstract]
Investments		$ 39,000,000
Cash and cash equivalents		73,000,000
Premiums, accounts and notes receivable		22,000,000
Property and equipment		1,000,000
Deferred income taxes		(71,000,000)
Goodwill		229,000,000
Other assets, including other intangibles		220,000,000
Business Acquisition Purchase Price Allocation [Abstract]
Business Acquisition Effective Date Of Acquisition	August 31, 2010
Business Acquisition Percentage Of Voting Interests Acquired	10000.00%
Business Acquisition Cost Of Acquired Entity Cash Paid	412,000,000
Acquired Finite Lived Intangible Asset Amount	210,000,000
Great West Net Assets Acquired			1,500,000,000
Business Dispositions [Line Items]
Significant Disposition Description	On December 31, 2010, the Company essentially exited from its workers' compensation and personal accident reinsurance business by purchasing retrocessional coverage from a Bermuda subsidiary of Enstar Group Limited and transferring administration of this business to the reinsurer. Under the reinsurance agreement, CIGNA is indemnified for liabilities with respect to its workers’ compensation and personal accident reinsurance business to the extent that these liabilities do not exceed 190% of the December 31 net reserves. The Company believes that the risk of loss beyond this maximum aggregate is remote. The reinsurance arrangement is secured by assets held in trust. On December 1, 2010 the Company completed the sale of its workers’ compensation and case management business to GENEX Holdings, Inc.
Significant Business Disposition Type	essentially exited
Great West Healthcare [Member]
Vanbreda Condensed Balance Sheet at the Acquisition Date [Abstract]
Goodwill	1,100,000
Total assets acquired			1,400,000,000
Total liabilities acquired			100,000,000
Business Acquisition Purchase Price Allocation [Abstract]
Business Acquisition Effective Date Of Acquisition	April 1, 2008
Acquired Finite Lived Intangible Asset Amount	290,000,000
Average amortization period for customer relationships	9
Average amortization period for Great-West internal use software	6
Goodwill amortization period for tax purposes	15
Vanbreda [Member]
Vanbreda Condensed Balance Sheet at the Acquisition Date [Abstract]
Total assets acquired		513,000,000
Accounts payable, accrued expenses and other liabilities		101,000,000
Total liabilities acquired		101,000,000
Net assets acquired		412,000,000
Business Acquisition Purchase Price Allocation [Abstract]
Average amortization period for customer relationships	15
Sale Of Workers Compensation And Case Management Business [Member]
Business Dispositions [Line Items]
Significant Business Disposition Date Of Transaction	Dec 1, 2010
Significant Disposition Description	Proceeds of the sale were received in preferred stock of GENEX Holdings, Inc., resulting in the Company becoming a minority shareholder in GENEX Holdings, Inc.
Significant Business Disposition Type	sale
Significant Business Disposition Gain or Loss, Net Of Tax	11,000,000
Significant Business Disposition Gain or Loss, PreTax	18,000,000
Significant Business Dispositions Segment	Run-off Reinsurance segment. Disability and Life segment
Reinsurance of Run Off Workers Compensation And Personal Accident Business [Member]
Business Dispositions [Line Items]
Significant Business Disposition Date Of Transaction	Dec 31, 2010
Significant Business Dispositions Costs Or Sale Proceeds	190,000,000
Significant Business Disposition Gain or Loss, Net Of Tax	(20,000,000)
Significant Business Disposition Gain or Loss, PreTax	$ (31,000,000)

Earnings Per Share (Details) (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Antidilutive Options [Table] [Abstract]
Antidilutive options	6,300,000	8,800,000	6,300,000
Shareholders' income from continuing operations	$ 1,345	$ 1,301	$ 288
Shares (in thousands):
Common stock equivalents	2,421,000
Total shares		274,058,000	277,317,000
EPS	$ 4.93	$ 4.75	$ 1.04
Earnings Per Share Text (Details) [Abstract]
Common shares held in Treasury	79,066,000	76,689,000
Earnings Per Share Basic [Member]
Shares (in thousands):
Weighted average	272,866,000	274,058,000	277,317,000
Total shares	272,866,000
Effect Of Dilution [Member]
Shares (in thousands):
Common stock equivalents	2,421,000	1,299,000	1,526,000
Total shares	2,421,000	1,299,000	1,526,000
EPS	$ (0.04)	$ (0.02)	$ (0.01)
Earnings Per Share Diluted [Member]
Shares (in thousands):
Weighted average	272,866,000	274,058,000	277,317,000
Common stock equivalents	1,299,000		1,526,000
Total shares	275,287,000	275,357,000	278,843,000
EPS	$ 4.89	$ 4.73	$ 1.03

Health Care Medical Claims Payable (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Health Care Medical Claims Payable Text (Details) [Abstract]
Difference in experience from assumptions, medical claims payable	$ 93	$ 43
Percent difference in experience from assumptions, medical claims payable	1.30%
Difference in completion factors, medical claims payable	51	21
Percent difference in completion factors, medical claims payable	0.70%	0.30%
Difference in medical cost trend, medical claims payable	42	22
Percent difference in medical cost trend, medical claims payable	0.60%	0.30%
Impact of prior year development on shareholders' net income (qualitative)		not material
Before Tax Impact Of Prior Year Development On Shareholders Net Income	39
After Tax Impact Of Prior Year Development On Shareholders Net Income	26
Schedule Of Medical Claims Payable (Details) [Abstract]
Incurred but not yet reported	1,067	790
Reported claims in process	164	114
Other medical expense payable	15	17
Medical claims payable	1,246	921	924	975
Schedule Of Medical Claims Payable Activity (Details) [Abstract]
Balance at January 1,	921	924	975
Less: Reinsurance and other amounts recoverable	236	206	211	258
Balance at January 1, net	1,010	715	713	717
Acquired April 1, Net	0	0	90
Incurred Claims (Details) [Abstract]
Current year	8,663	6,970	7,312
Prior years	(93)	(43)	(60)
Total incurred	8,570	6,927	7,252
Paid Claims (Details) [Abstract]
Current year	7,682	6,278	6,716
Prior years	593	647	630
Total paid	8,275	6,925	7,346
Ending Balance, net	1,010	715	713	717
Add: Reinsurance and other amounts recoverable	236	206	211	258
Medical claims payable	$ 1,246	$ 921	$ 924	$ 975

Cost Reduction (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended		3 Months Ended		12 Months Ended			3 Months Ended						12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2009 Employee Severance [Member]	Sep. 30, 2009 Employee Severance [Member]	Dec. 31, 2010 Employee Severance [Member]	Dec. 31, 2009 Employee Severance [Member]	Dec. 31, 2008 Employee Severance [Member]	Dec. 31, 2010 Mortgage Loans and Real Estate [Member]	Sep. 30, 2010 Mortgage Loans and Real Estate [Member]	Jun. 30, 2010 Mortgage Loans and Real Estate [Member]	Mar. 31, 2010 Mortgage Loans and Real Estate [Member]	Dec. 31, 2009 Mortgage Loans and Real Estate [Member]	Sep. 30, 2009 Mortgage Loans and Real Estate [Member]	Dec. 31, 2010 Mortgage Loans and Real Estate [Member]	Dec. 31, 2009 Mortgage Loans and Real Estate [Member]	Dec. 31, 2008 Mortgage Loans and Real Estate [Member]	Dec. 31, 2009 Health Care Segment [Member]	Dec. 31, 2008 Health Care Segment [Member]	Dec. 31, 2009 Disability And Life Segment [Member]	Dec. 31, 2008 Disability And Life Segment [Member]	Dec. 31, 2009 International Segment [Member]	Dec. 31, 2008 International Segment [Member]
Cost Reduction Rollforward Table [Line Items]
Balance, January 1,									$ 9	$ 33	$ 44							$ 0	$ 8	$ 11
Charges							20	10								0	0
Charge To Reflect Actual Severance Experience Differing From Prior Assumptions									6									0
Payments for cost reduction initiatives	5	7	8	10						55		1	1	5	1				3
Balance, December 31,									9	33	44							0	8	11
Cost Reduction Initiative Details [Line Items]
Pre-tax charge for cost reduction efforts related to severance					6																37	44	5	3	2	8
After-tax charge for cost reduction efforts related to severance					$ 4																$ 24	$ 27	$ 4	$ 2	$ 1	$ 6
Number of workforce positions reduced for cost reduction initiatives						2,350
Expected Severance Payments Completion Date					Substantially all severance is expected to be paid by the end of the second quarter 2011.

Guaranteed Minimum Death Benefit Contracts (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Guaranteed Minimum Death Benefits Reserve Table Details [Abstract]
Balance at January 1	$ 1,138,000,000	$ 1,285,000,000	$ 1,609,000,000	$ 848,000,000
Add: Unpaid Claims	37,000,000	36,000,000	34,000,000	21,000,000
Less: Reinsurance and other amounts recoverable	51,000,000	53,000,000	83,000,000	19,000,000
Balance at January 1, net	1,124,000,000	1,268,000,000	1,560,000,000	850,000,000
Add: Incurred benefits	(20,000,000)	(122,000,000)	822,000,000
Less: Paid benefits	124,000,000	170,000,000	112,000,000
Ending balance, net	1,124,000,000	1,268,000,000	1,560,000,000	850,000,000
Less: Unpaid Claims	37,000,000	36,000,000	34,000,000	21,000,000
Add: Reinsurance and other amounts recoverable	51,000,000	53,000,000	83,000,000	19,000,000
Balance at December 31,	1,138,000,000	1,285,000,000	1,609,000,000	848,000,000
Guaranteed Minimum Death Benefit Reserving Assumptions [Abstract]
Partial Surrenders Estimate Annual Election Rate Low	0.00%
Partial Surrenders Estimate Annual Election Rate High	15.00%
Company's View of Short-Term Interest Rate Performance over Future Periods But Considers that Current Short-Term Ineterest Rates are Less than this Assumption	5.00%
Mean Investment Performance Assumption for Underlying Fixed Income Mutual Funds (Bonds and Money Market)	5.00%
Mean Investment Performance Assumption for Underlying Equity and Fixed Income Mutual Funds Low	1.00%
Mean Investment Performance Assumption for Underlying Equity and Fixed Income Mutual Funds High	3.00%
Volatility Assumption Varying By Equity Fund Type Low	16.00%
Volatility Assumption Varying By Equity Fund Type High	26.00%
Volatility assumption varying by bond fund type low	4.00%
Volatility assumption varying by bond fund type high	10.00%
Volatility Assumption Varying By Money Market Fund Type	2.00%
Guaranteed Minimum Death Benefit Contracts Discount Rate	5.75%
Claim Mortality Assumption Low	65.00%
Claim Mortality Assumption High	89.00%
Annual Improvement To Mortality Table Base	1.00%
Lapse Rate Assumption Low	0.00%
Lapse Rate Assumption High	24.00%
Guaranteed Minimum Death Benefit Contracts Text Details [Abstract]
GMDB future policy benefit reserves	1,138,000,000	1,285,000,000	1,609,000,000	848,000,000
Pre Tax Guaranteed Minimum Death Benefit Reserve Strengthening	52,000,000	73,000,000	406,000,000
After Tax Guaranteed Minimum Death Benefit Reserve Strengthening	34,000,000	47,000,000	263,000,000
Pre-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Impacts of Overall Market Declines			210,000,000
After-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Impacts of Overall Market Declines			136,000,000
Pre-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Volatility-Related Impacts due to Turbulent Equity Market Conditions			182,000,000
After-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Volatility-Related Impacts due to Turbulent Equity Market Conditions			118,000,000
Pre-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Interest Rate Impacts			14,000,000
After-tax guaranteed minimum death benefit reserve strengthening - Due to Adverse Interest Rate Impacts			9,000,000
Guaranteed Minimum Death Benefits Total Contractholders	530,000	590,000
Guaranteed Minimum Death Benefit Notional Amount Of Futures Contracts	900,000,000
Guaranteed Minimum Death Benefit Futures Contracts Gains Losses	pre-tax losses of $157 million	pre-tax losses of $282 million	pre-tax gains of $333 million
Highest Anniversary Annuity Value [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	13,336,000,000	13,890,000,000
Net amount at risk	4,372,000,000	5,953,000,000
Average attained age of contractholders (weighted by exposure)	70	69
Anniversary Value Reset [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	1,396,000,000	1,403,000,000
Net amount at risk	52,000,000	113,000,000
Average attained age of contractholders (weighted by exposure)	63	61
Other [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	1,864,000,000	1,918,000,000
Net amount at risk	755,000,000	914,000,000
Average attained age of contractholders (weighted by exposure)	69	68
Total [Member]
Guaranteed Minimum Death Benefits Account Value Risk And Average Age Table [Line Items]
Account value	16,596,000,000	17,211,000,000
Net amount at risk	$ 5,179,000,000	$ 6,980,000,000
Average attained age of contractholders (weighted by exposure)	70	69

Reinsurance (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Short Duration Contracts Premium And Fees [Abstract]
Direct	$ 16,611,000,000	$ 13,886,000,000	$ 13,969,000,000
Assumed	496,000,000	1,076,000,000	1,221,000,000
Ceded	(187,000,000)	(192,000,000)	(242,000,000)
Long Duration Contracts Premium And Fees [Abstract]
Direct	1,687,000,000	1,499,000,000	1,521,000,000
Assumed	36,000,000	33,000,000	53,000,000
Ceded: Individual life insurance and annuity business sold	(195,000,000)	(209,000,000)	(220,000,000)
Premiums And Fees Ceded Other Long Duration	(55,000,000)	(52,000,000)	(49,000,000)
Reinsurance Recoveries [Abstract]
Individual life insurance and annuity business sold	321,000,000	322,000,000	368,000,000
Other	156,000,000	178,000,000	282,000,000
Total	477,000,000	500,000,000	650,000,000
Reinsurance Text Details [Abstract]
Reinsurance Recoverable Retirement Benefits Business	1,700,000,000
Reinsurance recoverable retirement benefits business secured	Secured primarily by fixed maturities equal to or greater than 100% of the reinsured liabilities
Reinsurance Recoverable Individual Life And Annuity Reinsurance	4,300,000,000	4,400,000,000
Reinsurance Recoverable Individual Life And Annuity Reinsurance Secured	3,900,000,000
Reinsurance Recoverable Individual Life And Annuity Reinsurance Unsecured	402,000,000
Ceded Reinsurance Recoverable Ongoing Operations	282,000,000
Number Of Reinsurers Ongoing Operations	70
Reserve Held For Ceded Reinsurance Recoverable Ongoing Operations	9,000,000
Reinsurance Recoverable Run Off Reinsurance	261,000,000
Percentage Of Reinsurance Recoverables For Runoff Reinsurance Secured	77.00%
Reserve Held For Reinsurance Recoverable Run Off Reinsurance	$ 1,000,000

Goodwill, Other Intangibles, and Property and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended							12 Months Ended							12 Months Ended				12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2010 Customer Relationships [Member]	Dec. 31, 2009 Customer Relationships [Member]	Dec. 31, 2010 Other [Member]	Dec. 31, 2009 Other [Member]	Dec. 31, 2008 Other [Member]	Dec. 31, 2010 Other [Member]	Dec. 31, 2009 Other [Member]	Dec. 31, 2010 Total Reported In Other Assets Including Other Intangibles [Member]	Dec. 31, 2009 Total Reported In Other Assets Including Other Intangibles [Member]	Dec. 31, 2010 Internal-use software reported in property and equipment [Member]	Dec. 31, 2009 Internal-use software reported in property and equipment [Member]	Dec. 31, 2008 Internal-use software reported in property and equipment [Member]	Dec. 31, 2010 Internal-use software reported in property and equipment [Member]	Dec. 31, 2009 Internal-use software reported in property and equipment [Member]	Dec. 31, 2010 Total Other Intangible Assets [Member]	Dec. 31, 2009 Total Other Intangible Assets [Member]	Dec. 31, 2010 Other Capitalized Property Plant And Equipment [Member]	Dec. 31, 2009 Other Capitalized Property Plant And Equipment [Member]	Dec. 31, 2010 Other Capitalized Property Plant And Equipment [Member]	Dec. 31, 2009 Other Capitalized Property Plant And Equipment [Member]	Dec. 31, 2010 Total Property And Equipment [Member]	Dec. 31, 2009 Total Property And Equipment [Member]	Dec. 31, 2008 Total Property And Equipment [Member]	Dec. 31, 2010 Total Property And Equipment [Member]	Dec. 31, 2009 Total Property And Equipment [Member]	Dec. 31, 2010 Health Care Segment [Member]
Finite Lived Intangible Assets Net [Line Items]
Cost	$ 2,036			$ 587	$ 386				$ 70	$ 46	$ 657	$ 432				$ 1,379	$ 1,168		$ 1,600
Accumulated amortization				277	254				22	12	299	266				875	692	1,174	958
Net carrying value				310	132				48	34	358	166				504	476	862	642
Property Plant And Equipment Net By Type [Line Items]
Cost																						1,190	1,194				2,569	2,362
Accumulated amortization																						782	808				1,657	1,500
Net carrying value	912		862																			408	386				912	862
Depreciation And Amortization By Type [Line Items]
Depreciation And Amortization		76				32	30	25					161	147	143					99	91			260	238	219
Goodwill Other Intangibles Property And Equipment Text Details [Line Items]
Goodwill Reported in our Segments	2.9																												240
Increase to goodwill relating to the acquisition of Vanbreda International and foreign currency translation after the acquisition	230
Weighted average amortization period - customer relationships	12		9
Weighted average amortization period - other	14		10
Weighted average amortization period - Internal-use software reported in property and equipment	5		4
Future Amortization Expense Year One	214
Future Amortization Expense Year Two	179
Future Amortization Expense Year Three	139
Future Amortization Expense Year Four	84
Future Amortization Expense Year Five	$ 53

Pension and Other Postretirement Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension and Other Postretirement Footnote Text Details
After-tax curtailment gain			$ 30,000,000
Increase (decrease) to postretirement benefits liability adjustment pre-tax		301,000,000
Increase (decrease) to postretirement benefits liability adjustement after-tax		189,000,000
Increase to postretirement benefits liability adjustment after-tax Due to Discontinuance of Medicare Advantage PFFS		8,000,000
Impact Of Health Care Reform On Postretirement Medical Plan On Company's Results Of Operations Or Liquidity		not material
Defined Benefit Plan Accumulated Benefit Obligation		4,700,000,000	4,300,000
Expected minimum required funding contributions next year		Expects to make minimum required and voluntary contributions totaling $250 million
Expected pre-tax gains (losses) from amortization of past experience pension	(38,000,000)
Weighted average amortization period for frozen pension plan		30
Unfunded retiree health benefit plans accumulated pension benefit obligation		296,000,000	268,000,000
Retiree life insurance plans accumulated benefit obligation		148,000,000	150,000,000
Pre-tax gains (losses) related to amortization of OPEB prior service cost	16,000,000
Average remaining service period of active employees associated with OPEB plans		9
Weighted Average Remaining amortization period for prior service costs		3
Estimated rate of future increases in the per capita cost of health care benefits	850.00%
Estimated decrease in rate per year of future increases in the per capita cost of health care benefits	decreasing 0.5% per year
Estimated rate of future increases in the per capita cost of health care benefits in 2018 and beyond		5.00%
Target investment allocation percentage of equity securities		57.00%
Target investment allocation percentage of fixed income		20.00%
Target investment allocation percentage of real estate		8.00%
Target investment allocation percentage of other		15.00%
Pension plan assets invested in separate accounts of CGLIC and LINA		2,800,000,000
Pension plan assets invested in funds offered by the buyer of the retirement benefits business		400,000,000
Return on level 3 OPEB assets		1,000,000	2,000,000
Net withdrawal from OPEB assets fund		(2,000,000)	(2,000,000)
Market-related asset value of pension costs		3,400,000,000
Defined Benefit Plan Market Value Of Pension Plan Assets		3,200,000,000
Expense for matching contributions in the 401K plan		69,000,000	36,000,000	34,000,000
Change in benefit obligation[Abstract]
Service cost		1,000,000	1,000,000	74,000,000
Interest cost				242,000,000
Change in plan assets [Abstract]
Funded Status			(1,500,000,000)
Postretirement benefits liability adjustment included in AOCI table details [Abstract]
Postretirement benefits liabiltiy adjustment		112,000,000	49,000,000	390,000,000
Components of net pension cost and other postretirement benefits cost tables detail [Abstract]
Service cost		1,000,000	1,000,000	74,000,000
Interest cost				242,000,000
Curtailment		0		0
Net pension cost		4,000,000	1,000,000	(1,000,000)
Results of a 1% increase or decrease in healthcare benefits estimate range table details [Abstract]
Effect of increase on total service and interest cost		1,000,000
Effect of decrease on total service and interest cost		1,000,000
Effect of increase on postretirement benefit obligation		14,000,000
Effect of decrease on postretirement benefit obligation		13,000,000
Fixed maturities:
Corporate		0
Fund Investments, including Pooled Separate Accounts		2,000,000
Total fixed maturities		14,709,000,000	13,443,000,000
Equity Securities:
Total equity securities		127,000,000	113,000,000
Cash Equivalents		0
Changes In Level Three Plan Assets Table Details [Line Items]
Purchases, sales, settlements, net		(7,000,000)
Defined Benefit Pension [Member]
Change in benefit obligation[Abstract]
Benefit obligation, January 1		4,363,000,000
Service cost		2,000,000	43,000,000
Interest cost		240,000,000	250,000,000
Loss from past experience		379,000,000	255,000,000
Benefits paid from plan assets		(258,000,000)	(247,000,000)
Benefits paid - other		(35,000,000)	(30,000,000)
Translation of foreign currencies			1,000,000
Amendments			5,000,000
Curtailment			(15,000,000)
Benefit obligation, December 31		4,691,000,000	4,363,000,000
Change in plan assets [Abstract]
Fair value of plan assets, January 1		2,850,000,000	2,248,000,000
Actual return on plan assets		357,000,000	436,000,000
Benefits paid		(258,000,000)	(247,000,000)
Translation of foreign currencies		0	1,000,000
Contributions		214,000,000	412,000,000
Fair value of plan assets, December 31		3,163,000,000	2,850,000,000	2,248,000,000
Funded Status		(1,528,000,000)	(1,513,000,000)
Postretirement benefits liability adjustment included in AOCI table details [Abstract]
Unrecognized net gain (loss)		(1,805,000,000)
Unrecognized prior service cost		(5,000,000)	(5,000,000)
Postretirement benefits liabiltiy adjustment		(1,810,000,000)	(1,563,000,000)
Components of net pension cost and other postretirement benefits cost tables detail [Abstract]
Service cost		2,000,000	43,000,000
Interest cost		240,000,000	250,000,000
Expected long-term return on plan assets		(253,000,000)	(239,000,000)	(234,000,000)
Amortization of net loss from past experience		28,000,000	34,000,000	57,000,000
Amortization of prior service cost		0	(4,000,000)	(11,000,000)
Curtailment			(46,000,000)
Net pension cost		17,000,000	38,000,000	128,000,000
Assumptions for pension and other postretirement benefits [Abstract]
Discount rate: Benefit obligation		5.00%	5.25%
Discount rate: Benefit cost		5.50%	6.25%
Expected long-term return on plan assets: Benefit cost		8.00%	8.00%
Expected rate of compensation increase: Benefit obligation			3.50%
Expected rate of compensation increase: Benefit cost			3.50%
Paid after one year		507,000,000
Paid after two years		342,000,000
Paid after three years		328,000,000
Paid after four years		332,000,000
Paid after five years		321,000,000
Paid in six to ten years		1,579,000,000
Other Postretirement Benefit Plans Defined Benefit [Member]
Change in benefit obligation[Abstract]
Benefit obligation, January 1		419,000,000
Service cost		1,000,000	1,000,000
Interest cost		22,000,000	24,000,000
Loss from past experience		36,000,000	59,000,000
Benefits paid from plan assets		(2,000,000)	(4,000,000)
Benefits paid - other		(32,000,000)	(37,000,000)
Translation of foreign currencies			0
Amendments			0
Curtailment			0
Benefit obligation, December 31		444,000,000	419,000,000
Change in plan assets [Abstract]
Fair value of plan assets, January 1		24,000,000	24,000,000
Actual return on plan assets		1,000,000	2,000,000
Benefits paid		(2,000,000)	(2,000,000)
Translation of foreign currencies		0	0
Contributions			0
Fair value of plan assets, December 31		23,000,000	24,000,000	24,000,000
Funded Status		(421,000,000)	(395,000,000)
Postretirement benefits liability adjustment included in AOCI table details [Abstract]
Unrecognized net gain (loss)		(14,000,000)
Unrecognized prior service cost		51,000,000	69,000,000
Postretirement benefits liabiltiy adjustment		37,000,000	91,000,000
Components of net pension cost and other postretirement benefits cost tables detail [Abstract]
Service cost		1,000,000	1,000,000
Interest cost		22,000,000	24,000,000
Expected long-term return on plan assets		(1,000,000)	(1,000,000)	(1,000,000)
Amortization of net loss from past experience		0	(5,000,000)	(8,000,000)
Amortization of prior service cost		(18,000,000)	(18,000,000)	(17,000,000)
Assumptions for pension and other postretirement benefits [Abstract]
Discount rate: Benefit obligation		4.75%	5.50%
Discount rate: Benefit cost		5.25%	6.25%
Expected long-term return on plan assets: Benefit cost		5.00%	5.00%
Expected rate of compensation increase: Benefit obligation		3.00%	3.00%
Expected rate of compensation increase: Benefit cost		3.00%	3.00%
Paid after one year		45,000,000
Paid after two years		42,000,000
Paid after three years		42,000,000
Paid after four years		41,000,000
Paid after five years		40,000,000
Paid in six to ten years		179,000,000
Fair Value Inputs Level 1 [Member]
Fixed maturities:
Federal government and agency		0	0
Corporate			0
Mortgage and other asset-backed		0	0
Fund Investments, including Pooled Separate Accounts			0
Total fixed maturities		0	0
Equity Securities:
Domestic		20,000,000	1,341,000,000
International, including funds and pooled separate accounts		208,000,000	171,000,000
Total equity securities		20,000,000	1,512,000,000
Real estate, including pooled separate accounts		240,000,000	0
Security Partnerships		347,000,000	0
Guaranteed Deposit Account Contract		0	0
Cash Equivalents			0
Total Plan Assets At Fair Value		1,653,000,000	1,512,000,000
Fair Value Inputs Level 2 [Member]
Fixed maturities:
Federal government and agency		8,000,000	6,000,000
Corporate		158,000,000	114,000,000
Mortgage and other asset-backed			22,000,000
Fund Investments, including Pooled Separate Accounts		0	300,000,000
Total fixed maturities		542,000,000	442,000,000
Equity Securities:
Domestic		1,445,000,000	1,000,000
International, including funds and pooled separate accounts		218,000,000	195,000,000
Total equity securities		1,653,000,000	196,000,000
Real estate, including pooled separate accounts		0	0
Security Partnerships		0	0
Guaranteed Deposit Account Contract			0
Cash Equivalents		0	87,000,000
Total Plan Assets At Fair Value		657,000,000	725,000,000
Fair Value Inputs Level 3 [Member]
Fixed maturities:
Federal government and agency		0	0
Corporate		24,000,000	26,000,000
Mortgage and other asset-backed		4,000,000	0
Fund Investments, including Pooled Separate Accounts		372,000,000	118,000,000
Total fixed maturities		26,000,000	144,000,000
Equity Securities:
Domestic		0	23,000,000
International, including funds and pooled separate accounts		0	0
Total equity securities		218,000,000	23,000,000
Real estate, including pooled separate accounts		0	160,000,000
Security Partnerships		0	257,000,000
Guaranteed Deposit Account Contract		24,000,000	29,000,000
Cash Equivalents		93,000,000	0
Total Plan Assets At Fair Value		853,000,000	613,000,000
Fixed Maturities [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		144,000,000	31,000,000
Actual return on plan assets still held at reporting date		(14,000,000)	8,000,000
Actual return on plan assets sold during the period		14,000,000	5,000,000
Total actual return on plan assets		0	13,000,000
Purchases, sales, settlements, net		(121,000,000)	(75,000,000)
Transfers into Level 3		6,000,000	175,000,000
Transfers out of Level 3		(3,000,000)
Fair value of plan assets, December 31		26,000,000	144,000,000
Equity Securities [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		23,000,000	14,000,000
Actual return on plan assets still held at reporting date		(1,000,000)	0
Actual return on plan assets sold during the period		0	0
Total actual return on plan assets		(1,000,000)	0
Purchases, sales, settlements, net		2,000,000	9,000,000
Transfers into Level 3		0	0
Transfers out of Level 3		(4,000,000)
Fair value of plan assets, December 31		20,000,000	23,000,000
Mortgage Loans and Real Estate [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		160,000,000	208,000,000
Actual return on plan assets still held at reporting date		16,000,000	(104,000,000)
Actual return on plan assets sold during the period		0	0
Total actual return on plan assets		16,000,000	(104,000,000)
Purchases, sales, settlements, net		64,000,000	56,000,000
Transfers into Level 3		0	0
Transfers out of Level 3		0
Fair value of plan assets, December 31		240,000,000	160,000,000
Securities Partnerships [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		257,000,000	264,000,000
Actual return on plan assets still held at reporting date		53,000,000	(31,000,000)
Actual return on plan assets sold during the period		0	0
Total actual return on plan assets		53,000,000	(31,000,000)
Purchases, sales, settlements, net		37,000,000	24,000,000
Transfers into Level 3		0	0
Transfers out of Level 3		0
Fair value of plan assets, December 31		347,000,000	257,000,000
Guaranteed Deposit Account Contract [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		29,000,000	32,000,000
Actual return on plan assets still held at reporting date		2,000,000	8,000,000
Actual return on plan assets sold during the period		0	0
Total actual return on plan assets		2,000,000	8,000,000
Purchases, sales, settlements, net			(11,000,000)
Transfers into Level 3		0	0
Transfers out of Level 3		0
Fair value of plan assets, December 31		24,000,000	29,000,000
Total [Member]
Changes In Level Three Plan Assets Table Details [Line Items]
Fair value of plan assets, January 1		613,000,000	549,000,000
Actual return on plan assets still held at reporting date		56,000,000	(119,000,000)
Actual return on plan assets sold during the period		14,000,000	5,000,000
Total actual return on plan assets		70,000,000	(114,000,000)
Purchases, sales, settlements, net		(25,000,000)	3,000,000
Transfers into Level 3		6,000,000	175,000,000
Transfers out of Level 3		(7,000,000)
Fair value of plan assets, December 31		$ 657,000,000	$ 613,000,000

Fair Value Measurements (Details) (USD $)	3 Months Ended								12 Months Ended									12 Months Ended						0 Months Ended		12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Fair Value Inputs Level 1 [Member]	Dec. 31, 2009 Fair Value Inputs Level 1 [Member]	Dec. 31, 2010 Fair Value Inputs Level 2 [Member]	Dec. 31, 2009 Fair Value Inputs Level 2 [Member]	Dec. 31, 2010 Fair Value Inputs Level 3 [Member]	Dec. 31, 2009 Fair Value Inputs Level 3 [Member]	Dec. 31, 2010 Fixed Maturities And Equity Securities [Member]	Dec. 31, 2009 Fixed Maturities And Equity Securities [Member]	Dec. 31, 2008 Fixed Maturities And Equity Securities [Member]	Dec. 31, 2010 Guaranteed Minimum Income Benefits Assets [Member]	Dec. 31, 2009 Guaranteed Minimum Income Benefits Assets [Member]	Dec. 31, 2008 Guaranteed Minimum Income Benefits Assets [Member]	Oct. 23, 2010 Guaranteed Minimum Income Benefits Liabilities [Member]	Oct. 15, 2010 Guaranteed Minimum Income Benefits Liabilities [Member]	Dec. 31, 2010 Guaranteed Minimum Income Benefits Liabilities [Member]	Dec. 31, 2009 Guaranteed Minimum Income Benefits Liabilities [Member]	Dec. 31, 2008 Guaranteed Minimum Income Benefits Liabilities [Member]	Dec. 31, 2010 Guaranteed Minimum Income Benefits Net [Member]	Dec. 31, 2009 Guaranteed Minimum Income Benefits Net [Member]	Dec. 31, 2008 Guaranteed Minimum Income Benefits Net [Member]	Dec. 31, 2010 Estimate Of Fair Value Fair Value Disclosure [Member]	Dec. 31, 2009 Estimate Of Fair Value Fair Value Disclosure [Member]	Dec. 31, 2010 Carrying Reported Amount Fair Value Disclosure [Member]	Dec. 31, 2009 Carrying Reported Amount Fair Value Disclosure [Member]
Fixed maturities:
Federal government and agency												$ 133,000,000	$ 43,000,000	$ 550,000,000	$ 527,000,000	$ 4,000,000	$ 1,000,000
State and local government												0	0	2,467,000,000	2,521,000,000	0	0
Foreign government												0	0	1,152,000,000	1,056,000,000	17,000,000	14,000,000
Corporate	0								0			0	0	9,252,000,000	8,241,000,000	380,000,000	344,000,000
Federal agency mortgage-backed												0	0	10,000,000	34,000,000	0	0
Other mortgage-backed												0	0	85,000,000	114,000,000	3,000,000	7,000,000
Other asset-backed												0	0	161,000,000	92,000,000	495,000,000	449,000,000
Total fixed maturities	14,709,000,000				13,443,000,000				14,709,000,000	13,443,000,000		133,000,000	43,000,000	13,677,000,000	12,585,000,000	899,000,000	815,000,000
Equity securities	127,000,000				113,000,000				127,000,000	113,000,000		6,000,000	2,000,000	87,000,000	81,000,000	34,000,000	30,000,000
Subtotal												139,000,000	45,000,000	13,764,000,000	12,666,000,000	933,000,000	845,000,000
Short-term investments	174,000,000				493,000,000				174,000,000	493,000,000		0	0	174,000,000	493,000,000	0	0
GMIB assets												0	0	0	0	480,000,000	482,000,000
Other derivative assets												0	0	19,000,000	16,000,000	0	0
Total financial assets at fair value, excluding separate accounts												139,000,000	45,000,000	13,957,000,000	13,175,000,000	1,413,000,000	1,327,000,000
Financial liabilities at fair value:
GMIB liabilities												0	0	0	0	903,000,000	903,000,000
Other derivative liabilities												0	0	32,000,000	30,000,000	0	0
Total financial liabilities at fair value												0	0	32,000,000	30,000,000	903,000,000	903,000,000
Level 3 Financial Assets Carried At Fair Value [Abstract]
Other asset and mortgage-backed securities - valued using pricing models	498,000,000				456,000,000				498,000,000	456,000,000
Corporate and government bonds - valued using pricing models	328,000,000				288,000,000				328,000,000	288,000,000
Corporate bonds - valued at transaction price	73,000,000				71,000,000				73,000,000	71,000,000
Equity securities - valued at transaction price	34,000,000				30,000,000				34,000,000	30,000,000
Separate account assets
Guaranteed separate accounts (See Note 24)												286,000,000	275,000,000	1,418,000,000	1,480,000,000	0	0
Non-guaranteed separate accounts	594,000,000				3,100,000,000				594,000,000	3,100,000,000		1,947,000,000	1,883,000,000	3,663,000,000			550,000,000
Total separate account assets	7,908,000,000				7,288,000,000				7,908,000,000	7,288,000,000		2,233,000,000	2,158,000,000	5,081,000,000	4,580,000,000	594,000,000	550,000,000
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at January 1,									480,000,000									933,000,000	845,000,000	889,000,000		482,000,000	953,000,000				(903,000,000)	(1,757,000,000)	(423,000,000)	(421,000,000)	(804,000,000)
Gains (losses) included in shareholders' net income:
GMIB fair value (gain) loss	85,000,000	(10,000,000)	(104,000,000)	5,000,000	60,000,000	16,000,000	110,000,000	23,000,000	55,000,000	(304,000,000)	690,000,000							0	0		57,000,000	(365,000,000)				(112,000,000)	669,000,000
Other																		27,000,000	(18,000,000)		0					0	0		0	0
Total gains (losses) included in shareholders' net income																		27,000,000	(18,000,000)		57,000,000	(365,000,000)				(112,000,000)	669,000,000			304,000,000
Gains or losses included in other comprehensive income									0									10,000,000	59,000,000			0			0	0			0	0
Gains required to adjust future policy benefits for settlement annuities																		34,000,000	(72,000,000)		0	0				0	0		0	0
Purchases, issuances, settlements, net																		(74,000,000)	(29,000,000)		(59,000,000)	(106,000,000)				112,000,000	185,000,000		53,000,000	79,000,000
Transfers into/(out of) Level 3:
Transfers into Level 3																		155,000,000	276,000,000		0	0				0	0		0	0
Transfers out of Level 3																		(64,000,000)	(260,000,000)		0	0				0	0		0	0
Total transfers into/(out of) Level 3																		91,000,000	16,000,000		0	0		0			0		0	0
Balance at December 31,									480,000,000									933,000,000	845,000,000	889,000,000		482,000,000	953,000,000				(903,000,000)	(1,757,000,000)	(423,000,000)	(421,000,000)	(804,000,000)
Total gains (losses) included in income attributable to instruments held at the reporting date																		18,000,000	(20,000,000)		57,000,000	(365,000,000)				(112,000,000)	669,000,000		(55,000,000)
Changes In Level 3 Separate Account Assets [Abstract]
Balance at January 1,									594,000,000	550,000,000	475,000,000
Policyholder gains (losses)									71,000,000	(86,000,000)
Purchases, issuances, settlements, net									(10,000,000)	4,000,000
Transfers into/(out of) Level 3:
Transfers into Level 3									9,000,000	176,000,000
Transfers out of Level 3									(26,000,000)	(19,000,000)
Total transfers into/(out of) Level 3									(17,000,000)	157,000,000
Balance at December 31,									594,000,000	550,000,000	475,000,000
Fair Value Disclosures For Financial Instruments Not Carried At Fair Value [Line Items]
Carrying Value of Commercial Mortgage Loans	3,486,000,000				3,522,000,000				3,486,000,000	3,522,000,000																						3,470,000,000	3,323,000,000	3,486,000,000	3,522,000,000
Contractholder deposit funds, excluding universal life products																																1,001,000,000	940,000,000	989,000,000	941,000,000
Long-term debt, including current maturities, excluding capital leases																																2,709,000,000	2,418,000,000	2,926,000,000	2,427,000,000
Fair Value Measurements Text Details [Abstract]
Net appreciation required to adjust future policy benefits for run-off settlement annuity business included in fixed maturities									443,000,000	274,000,000
Appreciation of securities classified in Level 3 required to adjust future policy benefits for run-off settlement annuity business included in fixed maturities									74,000,000	38,000,000
Percentage of Guaranteed Minimum Income Benefit assets reinsured externally									55.00%	5500.00%
Liability for the future cost of reinsurance for GMIB Assets	15,000,000				15,000,000				15,000,000	15,000,000
Interest rate and foreign currency swaps qualifying as cash flow hedges									16,000,000	12,000,000
Interest rate swaps not designated as accounting hedges									3,000,000	4,000,000
Percentage of investments in fixed maturities and equity securities classified as Level 2									93.00%
Percentage of investments classified in Level 2 representing foreign bonds priced using unadjusted broker quote									Less than 1%
Percentage of investments in fixed maturities and equity securities classified in Level 3									6.00%
GMIB fair value (gain) loss	85,000,000	(10,000,000)	(104,000,000)	5,000,000	60,000,000	16,000,000	110,000,000	23,000,000	55,000,000	(304,000,000)	690,000,000							0	0		57,000,000	(365,000,000)				(112,000,000)	669,000,000
Pension plan assets included in non-guaranteed separate accounts total									2,800,000,000	2,600,000,000
Pension plan assets included in non-guaranteed separate accounts classified in Level 3									557,000,000	517,000,000
Policyholder gains or losses attributable to instruments still held by the company									Gains of $53 million	Losses of $92 million
Impaired Commercial Mortgage Loans									158,000,000	143,000,000
Impaired Commercial Mortgage Loans Carried At Fair Value									134,000,000	126,000,000
Realized Investment Losses Commercial Mortgage Loans									(24,000,000)	(17,000,000)
Impaired Real Estate Entities Carried At Cost									35,000,000	48,000,000
Impaired Real Estate Entities Carried At Fair Value									(21,000,000)	12,000,000
Realized Investment Losses Real Estate Entities									$ (14,000,000)	$ (36,000,000)
Percent Unrestricted Contractholder Deposit Funds									45.00%
GMIB Assets and Liabilities Assumptions [Abstract]
Projected interest rate indexed to the 7-year Treasury Rate used to calculate the reinsured income benefits									2.71%
Contractually guaranteed floor for the claim interest rate									3.00%
Percentage of mutual fund investments modeled based on other indices with insufficient market-observable data									54.00%
Low-end of the volatility range for equity funds modeled based on other indices									17.00%
High-end of the volatility range for equity funds modeled based on other indices									31.00%
Low-end of the volatility range for bond funds modeled based on other indices									4.00%
High-end of the volatility range for bond funds modeled based on other indices									12.00%
Low-end of the volatility range for money market funds modeled based on other indices									1.00%
High-end of the volatility range for money market funds modeled based on other indices									2.00%
Mortality assumption percentage of the 1994 Group Annuity Mortality table									70.00%
Annual percentage improvement in the mortality assumption percentage of the 1994 Group Annuity Mortality table									1.00%
Low-end of the annual lapse rate assumption range									2.00%
High-end of the annual lapse rate assumption range									17.00%
Assumed probability percentage that an individual will annuitize a variable annuity contract immediately after waiting period expiration									80.00%
Assumed probability percentage that an individual will annuitize a variable annuity contract in the second or subsequent annual benefit opportunities									30.00%
Low-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB liability									5
High-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB liability									110
Low-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB reinsurance asset									10
High-end of the additional spread over LIBOR of basis points incorporated into the discount rate for the GMIB reinsurance asset									85

Investments (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Investment Text Details [Abstract]
Fixed maturities pledged as collateral to brokers as required under certain futures contracts	$ 98,000,000	$ 197,000,000
Investments supporting run-off settlement annuity business	2,500,000,000	2,300,000,000
Gross unrealized appreciation of investments supporting run-off settlement annuity business	(476,000,000)	326,000,000
Gross unrealized depreciation of investments supporting run-off settlement annuity business	(33,000,000)	(52,000,000)
Commitments to purchase fixed maturities bearing interest at a fixed market rate	14,000,000
Carrying Value Of Non Income Producing Real Estate Investments	49,000,000	55,000,000
Commercial Mortgage Loans Commitments To Extend Credit	63,000,000
Real Estate Investments Commitments To Contribute Additional Equity	11,000,000
Carrying Value Of Non Income Producing Real Estate Entities And Securities Partnerships	169,000,000	121,000,000
Commitments to contribute to limited liability entities that hold real estate or loans to real estate	224,000,000
Commitments to contribute to entities that hold seucrities diversified by issuer and maturity date	297,000,000
Percentage of the committed amounts to be disbursed by the end of next year	55.00%
Corporate Securities Included In Short Term Investments And Cash Equivalents	1,100,000,000	624,000,000
Federal Government Securities Included In Short Term Investments And Cash Equivalents	137,000,000	402,000,000
Money Market Funds Included In Short Term Investments And Cash Equivalents	40,000,000	104,000,000
No Concentration of Investments in a Single Issuer or Borrower Exceeding 10% of Shareholders' Equity		Did not have a concentration of investments
Credit Quality Text Details [Abstract]
Portfolio's Aggregate Debt Service Coverage Ratio	1.38	1.48
Portfolio's Loan-To-Value Ratio	74.00%	77.00%
Problem And Potential Problem Mortgage Loans	383,000,000	397,000,000
Increase To Commercial Mortgage Loan Valuation Reserve Pre Tax	24,000,000
Increase To Commercial Mortgage Loan Valuation Reserve After Tax	15,000,000
Average Recorded Investment Impaired Commercial Mortgage Loans	169,000,000	116,000,000
Pre Tax Interest Income Recognized On Impaired Commercial Mortgage Loans		Not Significant
Included in fixed maturities:
Trading securities (amortized cost: $3; $8)	3,000,000	8,000,000
Hybrid Securities (amortized cost: $45; $37)	52,000,000	43,000,000
Total	55,000,000	51,000,000
Included in equity securities:
Hybrid securities (amortized cost: $108; $109)	86,000,000	81,000,000
Amortized Cost:
Due in one year or less	776,000,000
Due after one year through five years	4,509,000,000
Due after five years through ten years	4,835,000,000
Due after ten years	2,619,000,000
Mortgage and other asset-backed securities	658,000,000
Total	13,397,000,000
Fair Value:
Due in one year or less	789,000,000
Due after one year through five years	4,804,000,000
Due after five years through ten years	5,256,000,000
Due after ten years	3,052,000,000
Mortgage and other asset-backed securities	753,000,000
Total	14,654,000,000
Other Long Term Investments [Line Items]
Other long-term investments	759,000,000	595,000,000
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	353,000,000
Changes in Valuation Reserves for Commercial Mortgage Loans [Abstract]
Reserve balance, January 1,	12,000,000	17,000,000	0
Increase in valuation reserves	24,000,000	17,000,000
Charge-offs upon sales and repayments, net of recoveries	(12,000,000)	0
Transfers to foreclosed real estate	(17,000,000)	0
Reserve balance, December 31,	12,000,000	17,000,000	0
Portion At Amortized Cost Disclosure [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	459,000,000	398,000,000
State and local government	2,305,000,000	2,341,000,000
Foreign government	1,109,000,000	1,040,000,000
Corporate	8,866,000,000	8,104,000,000
Federal agency mortgage-backed	9,000,000	33,000,000
Other mortgage-backed	80,000,000	125,000,000
Other asset-backed	569,000,000	494,000,000
Total	13,397,000,000	12,535,000,000
Unrealized Appreciation [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	229,000,000	174,000,000
State and local government	172,000,000	188,000,000
Foreign government	64,000,000	38,000,000
Corporate	761,000,000	529,000,000
Federal agency mortgage-backed	1,000,000	1,000,000
Other mortgage-backed	10,000,000	5,000,000
Other asset-backed	99,000,000	55,000,000
Total	1,336,000,000	990,000,000
Unrealized Depreciation [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	(1,000,000)
State and local government	(10,000,000)	(8,000,000)
Foreign government	(4,000,000)	(8,000,000)
Corporate	(49,000,000)	(98,000,000)
Federal agency mortgage-backed	0	0
Other mortgage-backed	(3,000,000)	(10,000,000)
Other asset-backed	(12,000,000)	(8,000,000)
Total	(79,000,000)	(133,000,000)
Portion At Fair Value Fair Value Disclosure [Member]
Gross Unrealized Appreciation (Depreciation) on Fixed Maturities By Type [Abstract]
Federal government and agency	687,000,000	571,000,000
State and local government	2,467,000,000	2,521,000,000
Foreign government	1,169,000,000	1,070,000,000
Corporate	9,578,000,000	8,535,000,000
Federal agency mortgage-backed	10,000,000	34,000,000
Other mortgage-backed	87,000,000	120,000,000
Other asset-backed	656,000,000	541,000,000
Total	14,654,000,000	13,392,000,000
Office Buildings [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	1,043,000,000	1,101,000,000
Apartment Buildings [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	835,000,000	901,000,000
Industrial [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	619,000,000	551,000,000
Hotels [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	533,000,000	499,000,000
Retail Facilities [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	418,000,000	426,000,000
Other Property [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	38,000,000	44,000,000
Pacific Region [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	931,000,000	965,000,000
South Atlantic Region [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	752,000,000	735,000,000
New England Region [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	585,000,000	566,000,000
Central Region [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	519,000,000	518,000,000
Middle Atlantic [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	385,000,000	408,000,000
Mountain [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	314,000,000	330,000,000
One Year From Balance Sheet Date [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	518,000,000
More Than Two And Within Three Years From Balance Sheet Date [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	547,000,000
More Than Three And Within Four Years From Balance Sheet Date [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	612,000,000
More Than Four And Within Five Years From Balance Sheet Date [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	274,000,000
More Than Five Years From Balance Sheet Date And Thereafter [Member]
Commercial mortgage loans and real estate investments table details [Line Items]
Commercial mortgage loans and real estate investments	1,535,000,000
Impaired Commercial Mortgage Loans Gross [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired commercial mortgage loans with valuation reserves	47,000,000	143,000,000
Impaired commercial mortgage loans with no valuation reserves	60,000,000	96,000,000
Impaired Commercial Mortgage Loans Reserves [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired commercial mortgage loans with valuation reserves	(12,000,000)	(17,000,000)
Impaired commercial mortgage loans with no valuation reserves	0	0
Impaired Commercial Mortgage Loans Net [Member]
Impaired Commercial Mortgage Loans And Valuation Reserves [Line Items]
Impaired commercial mortgage loans with valuation reserves	35,000,000	126,000,000
Impaired commercial mortgage loans with no valuation reserves	60,000,000	96,000,000
Real Estate Entities [Member]
Other Long Term Investments [Line Items]
Other long-term investments	45,000,000	5,000,000
Security Partnerships [Member]
Other Long Term Investments [Line Items]
Other long-term investments	394,000,000	289,000,000
Interest Rate And Foreign Currency Swaps [Member]
Other Long Term Investments [Line Items]
Other long-term investments	288,000,000	272,000,000
Mezzanine Loans [Member]
Other Long Term Investments [Line Items]
Other long-term investments	19,000,000	16,000,000
Other Long-Term Investments [Member]
Other Long Term Investments [Line Items]
Other long-term investments	13,000,000	13,000,000
Debt Service Coverage Ratio 1.30x Or Greater [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	324,000,000
Loan To Value Ratio 50 Percent to 59 Percent	409,000,000
Loan To Value Ratio 60 Percent to 69 Percent	533,000,000
Loan To Value Ratio 70 Percent to 79 Percent	138,000,000
Loan To Value Ratio 80 Percent to 89 Percent	267,000,000
Loan To Value Ratio 90 Percent to 99 Percent	15,000,000
Loan To Value Ratio 100 Percent Or Above	0
Debt Service Coverage Ratio 1.20x To 1.29x [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	0
Loan To Value Ratio 50 Percent to 59 Percent	54,000,000
Loan To Value Ratio 60 Percent to 69 Percent	73,000,000
Loan To Value Ratio 70 Percent to 79 Percent	79,000,000
Loan To Value Ratio 80 Percent to 89 Percent	186,000,000
Loan To Value Ratio 90 Percent to 99 Percent	54,000,000
Loan To Value Ratio 100 Percent Or Above	0
Debt Service Coverage Ratio 1.10x To 1.19x [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	0
Loan To Value Ratio 50 Percent to 59 Percent	56,000,000
Loan To Value Ratio 60 Percent to 69 Percent	5,000,000
Loan To Value Ratio 70 Percent to 79 Percent	57,000,000
Loan To Value Ratio 80 Percent to 89 Percent	165,000,000
Loan To Value Ratio 90 Percent to 99 Percent	181,000,000
Loan To Value Ratio 100 Percent Or Above	47,000,000
Debt Service Coverage Ratio 1.00x To 1.09x [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	0
Loan To Value Ratio 50 Percent to 59 Percent	0
Loan To Value Ratio 60 Percent to 69 Percent	28,000,000
Loan To Value Ratio 70 Percent to 79 Percent	55,000,000
Loan To Value Ratio 80 Percent to 89 Percent	151,000,000
Loan To Value Ratio 90 Percent to 99 Percent	185,000,000
Loan To Value Ratio 100 Percent Or Above	43,000,000
Debt Service Coverage Ratio Less Than 1.00x [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio 50 Percent to 59 Percent	0
Loan To Value Ratio 60 Percent to 69 Percent	25,000,000
Loan To Value Ratio 70 Percent to 79 Percent	11,000,000
Loan To Value Ratio 80 Percent to 89 Percent	69,000,000
Loan To Value Ratio 90 Percent to 99 Percent	135,000,000
Loan To Value Ratio 100 Percent Or Above	112,000,000
Debt Service Coverage Ratio Total [Member]
Credit Risk Profile of the Company's Commercial Mortgage Loan Portfolio - Loan to Value Ratios [Line Items]
Loan To Value Ratio Below 50 Percent	29,000,000
Loan To Value Ratio 50 Percent to 59 Percent	519,000,000
Loan To Value Ratio 60 Percent to 69 Percent	664,000,000
Loan To Value Ratio 70 Percent to 79 Percent	340,000,000
Loan To Value Ratio 80 Percent to 89 Percent	838,000,000
Loan To Value Ratio 90 Percent to 99 Percent	570,000,000
Loan To Value Ratio 100 Percent Or Above	$ 202,000,000

Derivative Financial Instruments (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Derivative Financial Instruments Text Details [Abstract]
Net Position Of Instruments With Termination Provisions	No net liability position	No net liability position
Effect Of Other Derivatives	not material	not material
Net Position Of Instruments With Credit Risk Related Contingent Features	$ 25	$ 29
Par value of interest rate swaps designated as accounting hedges	153	160
Par value of foreign currency swaps designated as accounting hedges	159	179
Par value of combination swaps designated as accounting hedges	64	54
Cash surrender value of purchased options designated as accounting hedges	312
USD equivalent market price of outstanding futures contracts not designated as accounting hedges	892	1,058
Par value of interest rate swaps not designated as accounting hedges	45	76
Maximum potential undiscounted future payments for written optinos (GMIB liability)	1,134	1,183
Maximum potential undiscounted future receipts for purchase options (GMIB asset)	624	651
Fair value effect on financial statements purchased options designated as accounting hedges	not significant
Gain in Other Comprehensive Income for Treasury lock designated as accounting hedges		14
Net cumulative loss for treasury lock		(26)
Derivative reclassification adjustment	not significant
Other Long-Term Investments [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Interest rate swaps	10	8
Foreign currency swaps	6	4
Interest rate and foreign currency swaps	0	0
Total	16	12
Other Long-Term Investments [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Interest rate swaps	3	4
Accounts Payable, Accrued Expenses And Other Liabilities [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Interest rate swaps	0	0
Foreign currency swaps	20	24
Interest rate and foreign currency swaps	12	6
Total	32	30
Accounts Payable, Accrued Expenses And Other Liabilities [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Written options (GMIB liability)	903	903
Purchased options (GMIB asset)	0	0
Total	903	903
Other Comprehensive Income [Member]
Designated As Accounting Hedges Interest Rate Foreign Currency And Combinations [Line Items]
Interest rate swaps	2	(5)
Foreign currency swaps	10	(24)
Interest rate and foreign currency swaps	(7)	(12)
Total	5	(41)
Other Revenues [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Futures	(157)	(283)
Other Realized Investment Gains (Losses) [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Interest rate swaps	(2)	(1)
Other Assets [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Written options (GMIB liability)	0	0
Purchased options (GMIB asset)	480	482
Total	480	482
GMIB Fair Value Gain (Loss) [Member]
Not Designated As Accounting Hedges Futures Interest Rate Swaps GMIB [Line Items]
Written options (GMIB liability)	112	(669)
Purchased options (GMIB asset)	(57)	365
Total	$ 55	$ (304)

Investment Income and Gains and Losses (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net investment income table details [Line Items]
Net investment income	$ 1,105	$ 1,014	$ 1,063
Schedule Of Gain Loss On Investments Including Marketable Securities And Investments Held At Cost Income Statement Reported Amounts Summary [Line Items]
Realized investment gains and losses	75	(43)	(170)
Impairments Table Details [Abstract]
Credit-related	38	93	67
Other	1	13	150
Total	39	106	217
Realized Investment Results Not Reflected In Revenues Table Details [Abstract]
Separate accounts	191	(25)	(146)
Investment gains required to adjust future policy benefits for the run-off settlement annuity business	18	51	8
Sales Information For Available For Sale Fixed Maturies Equity Securities [Abstract]
Proceeds from sales	826	949	1,465
Gross gains on sales	46	51	13
Gross losses on sales	(3)	(9)	(53)
Investment Income And Gains And Losses Text Details [Abstract]
Net Investment Income Not Reflected In Revenues Separate Accounts	163	22	148
Amount of Credit Losses on Fixed Maturities Recognized in Other Comprehensive Income (Qualitative)	Not significant
Other Than Temporary Impairments On Debt Securities Net (Qualitative)	Not significant
Other Than Temporary Impairments On Debt Securities Net	(1)	(47)	(213)
Realized Investment Gains Losses On Hybrid Securities	7	13	(31)
Fixed Maturities [Member]
Net investment income table details [Line Items]
Net investment income	788	748	729
Equity Securities [Member]
Net investment income table details [Line Items]
Net investment income	6	7	8
Commercial Mortgage Loans [Member]
Net investment income table details [Line Items]
Net investment income	221	223	219
Policy Loans [Member]
Net investment income table details [Line Items]
Net investment income	90	92	86
Mortgage Loans and Real Estate [Member]
Net investment income table details [Line Items]
Net investment income	(2)	(1)	1
Other Long-Term Investments [Member]
Net investment income table details [Line Items]
Net investment income	29	(30)	6
Cash and Cash Equivalents [Member]
Net investment income table details [Line Items]
Net investment income	11	10	43
Less Investment Expenses [Member]
Net investment income table details [Line Items]
Net investment income	$ 38	$ 35	$ 29

Debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Debt Details [Line Items]
Commercial Paper Outstanding	$ 100,000,000	$ 100,000,000
Current maturities of long-term debt	452,000,000	4,000,000
Total short-term debt	552,000,000	104,000,000
Long-term debt	2,288,000,000	2,436,000,000
Maturities Of Debt and Capital Leases [Abstract]
Future Maturities of Debt and Capital Leases in 2011	452,000,000
Future Maturities of Debt and Capital Leases in 2012	3,000,000
Future Maturities of Debt and Capital Leases in 2013	3,000,000
Future Maturities of Debt and Capital Leases in 2014	23,000,000
Future Maturities of Debt and Capital Leases in 2015	0
Future Maturities of Debt and Capital Leases, Thereafter	2,359,000,000
Commercial Paper (Details) [Abstract]
Commercial Paper Outstanding	100,000,000	100,000,000
Weighted Average Interest Rate of Commercial Paper Outstanding	38.00%
Commercial Paper Maximum Authorized	500,000,000
Letters of Credit (Details) [Abstract]
Five-year Revolving Credit and Letter of Credit Agreement Amount	1,750,000,000
Portion Permitted To Be Used For Letters Of Credit Amount	1,250,000,000
Agreement Includes Option to Increase the Commitment Amount to A Maximum	2,000,000,000
Letters of Credit Issued	82,000,000
Additional Borrowing Capacity Within The Maximum Debt Leverage Covenant in the Line of Credit Agreement	1,700,000,000
Short-term and Long-term Debt Outstanding	2,800,000,000
Notes due 2011 7% Interest [Member]
Debt Details [Line Items]
Long-term debt	0	222,000,000
Notes due 2011 6.375% Interest [Member]
Debt Details [Line Items]
Long-term debt	0	226,000,000
Notes due 2017 5.375% Interest [Member]
Debt Details [Line Items]
Long-term debt	250,000,000	250,000,000
Notes due 2018 6.35% Interest [Member]
Debt Details [Line Items]
Long-term debt	131,000,000	300,000,000
Basis Points Added To Treasury Rate	45
Debt Tender Details [Abstract]
Debt Tender Price and Discount Rate	The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10 year Treasury rate plus a fixed spread of 45 basis points.
Debt Tender Pricing Yield	392.30%
Amount Of Debt Tendered	169,000,000
Repayment of Debt Including Accrued Interest and Expenses	(198,000,000)
After-tax Loss on Early Debt Extinguishment	(18,000,000)
Notes due 2019 8.5% Interest [Member]
Debt Details [Line Items]
Long-term debt	251,000,000	349,000,000
Effective interest rate	990.00%
Basis Points Added To Treasury Rate	100
Long Term Debt Face Value	350,000,000
Interest rate of long term debt issued	850.00%
Debt Tender Details [Abstract]
Debt Tender Price and Discount Rate	The tender price equaled the present value of the remaining principal and interest payments on the Notes being redeemed, discounted at a rate equal to the 10 year Treasury rate plus a fixed spread of 100 basis points.
Debt Tender Pricing Yield	412.80%
Amount Of Debt Tendered	99,000,000
Repayment of Debt Including Accrued Interest and Expenses	130,000,000
After-tax Loss on Early Debt Extinguishment	(21,000,000)
Notes due 2020 4.375% Interest [Member]
Debt Details [Line Items]
Long-term debt	249,000,000	0
Effective interest rate	510.00%
Long Term Debt Face Value	250,000,000
Interest rate of long term debt issued	437.50%
Notes due 2020 5.125% Interest [Member]
Debt Details [Line Items]
Long-term debt	299,000,000	0
Effective interest rate	536.00%
Long Term Debt Face Value	300,000,000
Interest rate of long term debt issued	512.50%
Notes due 2021 6.37% Interest [Member]
Debt Details [Line Items]
Long-term debt	78,000,000	78,000,000
Notes due 2023 7.65% Interest [Member]
Debt Details [Line Items]
Long-term debt	100,000,000	100,000,000
Notes due 2023 8.3% Interest [Member]
Debt Details [Line Items]
Long-term debt	17,000,000	17,000,000
Debentures due 2027 7.875% Interest [Member]
Debt Details [Line Items]
Long-term debt	300,000,000	300,000,000
Step Down Notes Due 2033 8.3% Interest [Member]
Debt Details [Line Items]
Long-term debt	83,000,000	83,000,000
Notes due 2036 6.15% Interest [Member]
Debt Details [Line Items]
Long-term debt	500,000,000	500,000,000
Other Long Term Debt [Member]
Debt Details [Line Items]
Long-term debt	$ 30,000,000	$ 11,000,000

Common and Preferred Stock (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Issued Shares Parantheticals [Abstract]
Common stock par value	$ 0.25	$ 0.25
Common Stock Shares Authorized	600,000
Common And Preferred Stock Text Details [Abstract]
Preferred Stock Shares Outstanding (Qualitative)	No shares of preferred stock	No shares of preferred stock
600,000 shares authorized
Outstanding - January 1	274,257,000	271,036,000
Issued for stock option and other benefit plans	3,805,000	3,221,000
Repurchase of common stock	(6,182,000)	0
Outstanding - December 31	271,880,000	274,257,000
Treasury stock	79,066,000	76,689,000
Issued - December 31	351,000,000	351,000,000

Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net unrealized appreciation, securities pre-tax:
Implementation effect of updated guidance on other-than-temporary impairments pre-tax		$ (27)
Net unrealized appreciation (depreciation) on securities arising during the period pre-tax	319	843	(706)
Reclassification adjustment for (gains) losses included in shareholders' net income pre-tax	(92)	(14)	268
Net unrealized appreciation (depreciation), securities pre-tax	227	802	(438)
Net unrealized appreciation (depreciation) derivatives pre-tax	8	(30)	9
Net translation of foreign currencies pre-tax	48	76	(183)
Postretirement benefits liability adjustment pre-tax:
Reclassification adjustment for amortization of net losses from past experience and prior service costs pre-tax	10	7	21
Curtailment gain pre-tax		(46)
Net change arising from assumption and plan changes and experience	(311)	(107)	(1,134)
Net postretirement benefits liability adjustment pre-tax	(301)	(146)	(1,113)
Net unrealized appreciation, securities tax (expense) benefit:
Implementation effect of updated guidance on other-than-temporary impariments tax (expense) benefit		9
Net unrealized appreciation (depreciation) on securities arising during the period tax (expense) benefit	(109)	(292)	245
Reclasification adjustment for (gains) losses included in shareholders' net income tax (expense) benefit	32	3	(94)
Net unrealized appreciation (depreciation), securities tax (expense) benefit	(77)	(280)	151
Net unrealized appreciation (depreciation) derivatives tax (expense) benefit	(2)	13	(3)
Net translation of foreign currencies tax (expense) benefit	(11)	(28)	62
Postretirement benefits liability adjustment tax (expense) benefit:
Reclassification adjustment for amortization of net losses from past experience and prior service costs tax (expense) benefit	(4)	(3)	(7)
Curtailment gain tax (expense) benefit		16
Net change arising from assumption and plan changes and experience tax (expense) benefit	116	36	397
Net postretirement benefits liability adjustment tax (expense) benefit	112	49	390
Net realized appreciation, securities after-tax:
Implementation effect of updated guidance on other-than-temporary impariments after-tax	0	(18)	0
Net unrealized appreciation (depreciation) on securities arising during the period after-tax	210	551	(461)
Reclassification adjustment for (gains) losses included in shareholders' net income after-tax	(60)	(11)	174
Net unrealized appreciation (depreciation), securities after-tax	150	522	(287)
Net unrealized appreciation (depreciation), derivatives after-tax	6	(17)	6
Net translation of foreign currencies after-tax	37	48	(121)
Postretirement benefits liability adjustment after-tax:
Reclassification adjustment for amortization of net losses from past experience and prior service costs after-tax	6	4	14
Curtailment gain after-tax		(30)
Net change arising from assumption and plan changes and experience after-tax	(195)	(71)	(737)
Net postretirement benefits liability adjustment after-tax	$ (189)	$ (97)	$ (723)

Shareholders Equity and Dividend Restrictions (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule Of Statutory Net Income And Surplus Details [Abstract]
Statutory net income	$ 1,697,000,000	$ 1,088,000,000	$ 420,000,000
Statutory Surplus	5,107,000,000	4,728,000,000	3,638,000,000
Shareholders Equity And Dividends Restrictions Text Details [Abstract]
Statutory carrying value of investments on deposit with state departments of insurance	319,000,000
Maximum dividend distribution the Company's life insurance and HMO subsidiaries may make next year	1,500,000,000
Restricted net assets of the Company	5,000,000,000
Amount one of the Company's life insurance subisdiaries is permitted to loan up to the parent without prior approval	$ 600,000,000

Income Taxes (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current Taxes [Abstract]
U.S. income	$ 267	$ 211	$ 255
Foreign income	45	48	57
State income	19	16	1
Deferred Taxes (Benefits) [Abstract]
U.S. income	182	279	(224)
Foreign income	15	39	2
State income	(7)	1	1
Reconciliation of total taxes to nominal federal rate details [Abstract]
Tax expense at nominal rate	655	664	135
Tax-exempt interest income	(31)	(31)	(32)
Effect of permanently invested foreign earnings	(31)	(23)	0
Dividends received deduction	(3)	(3)	(3)
Resolution of federal tax matters		(27)	(1)
State income tax (net of federal income tax benefit)	9	12	1
Change in valuation allowance	(94)	(2)	(15)
Other	16	4	7
Total taxes	521	594	92
Deferred tax assets [Abstract]
Employee and retiree benefit plans	746	774
Investments, net	100	111
Other insurance and contractholder liabilities	391	430
Deferred gain on sale of business	58	67
Policy acquisition expenses	143	144
Loss carryforwards	76	104
Other accrued liabilities	107	111
Bad debt expense	18	16
Other	37	34
Deferred tax assets before valuation allowance	1,676	1,791
Valuation allowance for deferred tax assets	(23)	(116)
Deferred tax liabilities [Abstract]
Depreciation and amortization	314	291
Foreign operations, net	267	151
Unrealized appreciation (depreciation) on investments and foreign currency translation	290	204
Total deferred tax liabilities	871	646
Net deferred income tax assets	782	1,029
Reconciliation of unrecognized tax benefits details [Abstract]
Balance at January 1,	214	164	260
Increase (decrease) due to prior year positions	(55)	5	(119)
Increase due to current year positions	34	76	34
Reduction related to settlements with taxing authorities	(13)	(28)	(5)
Reduction related to lapse of applicable statute of limitations	(3)	(3)	(6)
Balance at December 31,	177	214	164
Income Taxes Text Details [Abstract]
Increase to shareholders' net income for change in foreign tax practices - South Korea	20	23
Increase to shareholders' net income for change in foreign tax practices	31
Increase to shareholders' net income for change in foreign tax practices - Hong Kong	11
Increase to shareholders' net income for change in foreign tax practices - Hong Kong First Quarter Transition	6
Cumulative Unrecognized Deferred Tax Liabilities for Permanent Investment Of Foreign Operation Earnings	54
Federal operating loss carryforwards	205
Foreign tax credit carryforwards	0
Amount included in unrecognized tax benefits that would impact net income if recognized	29
Liability for net interest and penalties	14	13	19
Decline in net interest and penalties associated with the completion of an IRS examination		13
Reduction in liability for uncertain tax positions resulting from IRS examination that impacted shareholders' net income		21
Effect of IRS examination to income from continuing operations		20
Effect of IRS examination to income from discontinued operations		1
Effect of new legislation	10
Income Tax Examination Penalties Reduced From Examination Impact on Income Tax Expense		17
Income Tax Examination Penalties Reduced From Examination Pretax Charge		$ 9

Employee Incentive Plans (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Compensation Costs And Related Tax Benefits Table Details [Abstract]
Compensation costs	$ 49	$ 42	$ 41
Tax benefits	12	15	14
Status of, and changes in, common stock options details [Abstract]
Options outstanding - January 1	13,751,000	12,258,000	11,430,000
Options Granted			2,311,000
Options Exercised	(2,565,000)	(1,167,000)	(1,058,000)
Options Expired or canceled	(939,000)	(2,049,000)	(425,000)
Options outstanding - December 31	12,093,000	13,751,000	12,258,000
Options Exercisable - Number (in thousands)	7,656,000	8,578,000	8,687,000
Weighted Average Exercise Price - Options Outstanding - January 1	$ 29.34	$ 35.48	$ 32.69
Weighted Average Exercise Price - Options Granted	$ 11.56	$ 4.6	$ 14.33
Weighted Average Exercise Price - Options Exercised	$ 24.31	$ 25.32	$ 27.4
Weighted Average Exercise Price - Options Expired or canceled	$ 30.86	$ 33.42	$ 40.67
Weighted Average Exercise Price - Options Outstanding - December 31	$ 31.1	$ 29.34	$ 35.48
Options Exercisable - Weighted Average Exercise Price	$ 34.42	$ 33.53	$ 31.19
Information For Stock Options Exercised Details [Abstract]
Intrinsic value of options exercised	30	7	23
Cash received for options exercised	62	30	26
Excess tax benefits realized from options exercised	5	0	6
Information for Outstanding Common Stock Options [Abstract]
Options Outstanding - Number (in thousands)	12,093,000	13,751,000	12,258,000
Options Outstanding - Total intrinsic value	99
Options Outstanding - Weighted Average Exercise Price	$ 31.1	$ 29.34	$ 35.48
Options Outstanding - Weighted average remaining contractual life	5.8
Options Exercisable - Number (in thousands)	7,656,000	8,578,000	8,687,000
Options Exercisable - Total Intrinsic Value	44
Options Exercisable - Weighted Average Exercise Price	$ 34.42	$ 33.53	$ 31.19
Options Exercisable - Weighted Average Remaining Contractual Life	4.3
Assumptions For Fair Value of Options Granted Details [Abstract]
Dividend Yield	0.10%	0.30%	0.10%
Expected Volatility	40.00%	40.00%	40.00%
Risk-free Interest Rate	1.90%	1.60%	2.20%
Expected Option Life	4	4	4
Status of, and changes in, restricted stock grants details [Abstract]
Number of grants/units outstanding - January 1	4,113,000	2,347,000	2,482,000
Number of grants/units awarded	1,155,000	2,678,000	820,000
Number of grants/units vested	(541,000)	(557,000)	(760,000)
Number of grants/units forfeited	(421,000)	(355,000)	(195,000)
Number of grants/units outstanding - December 31	(4,306,000)	(4,113,000)	(2,347,000)
Weighted average fair value at award date of RSGs outstanding - January 1	$ 27.65	$ 40.53	$ 34.28
Weighted average fair value at award date of RSGs awarded	$ 34.63	$ 18.14	$ 43.9
Weighted average fair value at award date of RSGs vested	$ 40.87	$ 32	$ 23.81
Weighted average fair value at award date of RSGs forfeited	$ 29.28	$ 33.79	$ 40.47
Weighted average fair value at award date of RSGs outstanding - December 31	$ 27.7	$ 27.65	$ 40.53
Status of, and changes in, Strategic Performance Shares [Abstract]
Number of grants/units outstanding - January 1	0
Number of grants/units awarded	480,000
Number of grants/units forfeited	(50,000)
Number of grants/units outstanding - December 31	430,000	0
Weighted average fair value at award date of Strategic Performance Shares outstanding - January 1	$ 0
Weighted average fair value at award date of Strategic Performance Shares awarded	$ 34.73
Weighted average fair value at award date of Strategic Performance Shares forfeited	$ 34.65
Weighted average fair value at award date of Strategic Performance Shares outstanding - December 31	$ 34.73	$ 0
Employee Incentive Plans Text Details [Abstract]
Number of shares of common stock available for award	7,500,000	23,300,000	28,500,000
Stock option vesting period	one to five years
Stock option expiration period	no later than 10 years from grant date
Compensation expense related to unvested stock options	18
Period in which compensation expense will be recognized	3
Weighted average fair value of options granted under employee incentive plans	$ 11.56	$ 4.6	$ 14.33
Restricted Stock Award Vesting Period	two to five years
Fair value of vested restricted stock	18	10	35
Number Of Employees Holding Restricted Stock Grants And Units	3,000
Number Of Restricted Stock Grants And Units Held	4,300,000
Compensation expense related to restricted stock grants and units to be recognized over the next three years	65
Weighted average period for recognizing compensation expense for restricted stock grants and units	3
Number of employees holding strategic performance shares	61
Number of strategic performance shares held	430,000
Compensation expense related to strategic performance shares to be recognized over the next two years	$ 11
Weighted average period for recognizing compensation expense for restricted stock grants and units	2
Employee Stock Option [Member]
Status of, and changes in, common stock options details [Abstract]
Options Granted	1,846,000	4,709,000
Weighted Average Exercise Price - Options Granted	$ 34.64	$ 14.15	$ 46.53
Employee Incentive Plans Text Details [Abstract]
Weighted average fair value of options granted under employee incentive plans	$ 34.64	$ 14.15	$ 46.53

Leases Rentals and Outsourced Service Arrangements (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Leases Rentals And Outsourced Service Arrangements Details [Abstract]
Rental expense for operating leases	$ 127	$ 138	$ 131
Future net minimum rental payments under non-cancelable operating leases	496
Future minimum rental payments under non-cancelable operating leases payable in one year	105
Future minimum rental payments under non-cancelable operating leases payable in two years	93
Future minimum rental payments under non-cancelable operating leases payable in three years	70
Future minimum rental payments under non-cancelable operating leases payable in four years	56
Future minimum rental payments under non-cancelable operating leases payable in five years	48
Future minimum rental payments under non-cancelable operating leases payable after five years	124
Service period for outsourced service arrangements with third parties range low	7
Service period for outsourced service arrangements with third parties range high	8
Other operating expense related to outsourced service agreements	$ 114	$ 115	$ 113

Segment Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Medical Premiums [Abstract]
Total premiums and fees	$ 18,393	$ 16,041	$ 16,253
Mail order pharmacy revenues	1,420	1,282	1,204
Other revenues	260	120	751
Net investment income	1,105	1,014	1,063
Total revenues	21,253	18,414	19,101
Income taxes (benefits)	521	594	92
Equity in income of investees	18	12
Segment earnings (loss)	1,349	1,304	290
Realized Investment Gains Losses From Continuing Operations [Abstract]
Realized investment gains (losses) from continuing operations	75	(43)	(170)
Income taxes (benefits)	331	275	313
Segment Information Text Details [Abstract]
Percentage of consolidated pre-tax income from continuing operations generated by the Company's foreign operations	13.00%	9.00%	36.00%
Medicare Part D Fees	57	41	69
South Korean Percentage Of International Segment's Revenues	32.00%	29.00%
South Korean Percentage Of International Segment's Earnings	49.00%	49.00%
Health Care Segment [Member]
Medical Premiums [Abstract]
Guaranteed cost	3,929	3,380	3,704
Experience-rated	1,823	1,699	1,953
Stop loss	1,287	1,274	1,197
Dental	804	731	785
Medicare	1,470	595	400
Medicare Part D	558	342	327
Other	543	515	518
Total medical	10,414	8,536	8,884
Life and other non-medical	103	179	184
Total premiums	10,517	8,715	9,068
Fees	2,802	2,669	2,597
Total premiums and fees	13,319	11,384	11,665
Mail order pharmacy revenues	1,420	1,282	1,204
Other revenues	266	262	267
Net investment income	243	181	200
Total revenues	15,248	13,109	13,336
Income taxes (benefits)	476	399	352
Segment earnings (loss)	861	731	664
Disability And Life Segment [Member]
Medical Premiums [Abstract]
Life	1,238	1,301	1,261
Disability	1,167	1,057	1,004
Other	262	276	297
Total premiums and fees	2,667	2,634	2,562
Other revenues	123	113	117
Net investment income	261	244	256
Total revenues	3,051	2,991	2,935
Income taxes (benefits)	120	109	109
Segment earnings (loss)	291	284	273
International Segment [Member]
Medical Premiums [Abstract]
Health Care	1,037	884	856
Supplemental Health, Life and Accident	1,231	998	1,014
Total premiums and fees	2,268	1,882	1,870
Other revenues	31	22	18
Net investment income	82	69	79
Total revenues	2,381	1,973	1,967
Income taxes (benefits)	95	70	104
Equity in income of investees	14	11	8
Segment earnings (loss)	243	183	182
Run Off Reinsurance Segment [Member]
Medical Premiums [Abstract]
Total premiums and fees	(133)	(254)	374
Net investment income	114	113	104
Total revenues	(19)	(141)	478
Income taxes (benefits)	(136)	93	(375)
Segment earnings (loss)	26	185	(646)
Other Operations Segment [Member]
Medical Premiums [Abstract]
Total premiums and fees	174	176	184
Net investment income	404	407	414
Total revenues	578	583	598
Income taxes (benefits)	39	31	43
Segment earnings (loss)	85	86	87
Corporate Segment [Member]
Medical Premiums [Abstract]
Net investment income	1	0	10
Other revenues and eliminations	(62)	(58)	(53)
Total revenues	(61)	(58)	(43)
Income taxes (benefits)	(98)	(91)	(81)
Segment earnings (loss)	$ (211)	$ (142)	$ (162)

Contingencies and Other Matters (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Contingencies And Other Matters Details [Abstract]
Guaranteed Separate Accounts Liability	$ 1,300,000,000
Separate Accounts Liability Sold Business Percent Reinsured	75.00%
Maximum potential undiscounted payments under Guaranteed Minimum Income Benefits assumptions	1,100,000,000
Percentage of Guaranteed Minimum Income Benefit assets reinsured externally	55.00%	5500.00%
Indemnification Obligations To Lenders	168,000,000
Liabilities Required Indemnification Obligations Real Estate Joint Ventures	No Liabilities
Leased equipment value deficiency guarantees	44,000,000
Guarantee For Lease Shortfall Expiring 2012	28,000,000
Guarantee For Lease Shortfall Expiring 2016	16,000,000
Guarantee Liability For Lease Shortfall	11,000,000
Receivables recorded for paid claims due from third party reinsurers for Great-West Healthcare	19
Liabilities Required Indemnification Obligations Acquisitions and Dispositions	no liabilities
Guarantees to banks to settle claim checks processed by the company for administrative service only customers	366,000,000
Charges for administrative service only bank guarantees	3,000,000	0
Percent reduction in exposure of guarantees to banks since balance sheet date	92.00%
Liabilities Required Bank Service Guarantees	13 percent
Estimated Potential Guaranty Fund Assessments Range	Up to $40 million after-tax
Broker Compensation Risk of Loss	immaterial
Amara cash balance pension plan litigation charge pre tax	82,000,000
Amara cash balance pension plan litigation charge after tax	53,000,000
Contribution to establishment of non-profit resulting from Ingenix		$ 10,000,000
Ingenix Range of Loss Determination	not possible to estimate range

Quarterly Financial Data (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Quarterly Results [Abstract]
Total revenues									$ 21,253	$ 18,414	$ 19,101
Shareholders' net income									1,345	1,302	292
Shareholders Net Income Per Share [Abstract]
Shareholders net income per share basic									$ 4.93	$ 4.75	$ 1.05
Shareholders net income per share diluted									$ 4.89	$ 4.73	$ 1.05
Stock And Dividend Data [Abstract]
Price Range Common Stock High	$ 38.53	$ 36.03	$ 37.61	$ 39.26	$ 38.12	$ 33	$ 25.6	$ 23.06
Price Range Common Stock Low	$ 34.33	$ 29.12	$ 30.78	$ 32	$ 26.83	$ 23.1	$ 16.84	$ 12.68
Dividends Declared Per Share	$ 0	$ 0	$ 0	$ 0.04	$ 0	$ 0	$ 0	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Quarterly Financial Data Text Details [Abstract]
Guaranteed Minimum Income Benefits Expense	85	(10)	(104)	5	60	16	110	23	55	(304)	690
Loss On A Reinsurance Transaction	(20)
Resolution of A Federal Tax Matter	101
Loss On Early Extinguishment of Debt	(39)
Completion of the 2005 And 2006 IRS Examinations								20
Pension Curtailment Gain							30
Cost Reduction Program					$ (13)	$ (7)	$ (9)